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                                                                    Exhibit 10.1


                   INSURANCE ADMINISTRATION SERVICES AGREEMENT


         THIS INSURANCE ADMINISTRATION SERVICES AGREEMENT ("Agreement") is effective as of the 3rd day of May, 2000 ("Effective Date"), by and between INSURANCE MANAGEMENT SOLUTIONS, INC. ("IMS"), a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 360 Central Avenue, St. Petersburg, Florida 33701, and RELIANCE INSURANCE COMPANY ("Customer") having its principal place of business at 77 Water Street, New York, New York 10005.

         WHEREAS, Cybercomp is a division of Customer;

         WHEREAS, Customer is desirous of IMS providing insurance administration services to its customers, as set forth in this Agreement;

         WHEREAS, Customer wishes to engage the services of IMS to administer certain of the Customer's obligations for the lines of business ("Authorized Lines of Business") in the state(s) ("Authorized States") set forth in SCHEDULE A;

         WHEREAS, IMS wishes to provide such insurance administration services as set forth herein.

         NOW THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, the parties hereto do covenant and agree as follows:

ARTICLE I.        DEFINITIONS

Unless the context clearly requires otherwise, the following terms when used in this Agreement shall have the meanings set forth below:

A. "Affiliate" is any company which controls, is controlled by, or under common control with, a party, and "control" is defined as owning 50% or more of such entity.

B. "Authorized Lines of Business" means the lines of business expressly set forth in SCHEDULE A of this Agreement.

C. "Authorized States" means the states expressly set forth in SCHEDULE A of this Agreement.

D. "Business Day" means any day other than a Saturday, Sunday or other day which is an IMS holiday (New Years Day, Memorial Day, Independence Day, Thanksgiving Day, day after Thanksgiving Day, Christmas Eve (after 12 PM Eastern Standard Time), Christmas Day).

E. "Change of Control" means (a) A sale, transfer or pledge, or the issuance to a new shareholder, of fifty (50%) percent or more of the voting stock of a party; or (b) A sale, transfer or pledge of a substantial portion of the material assets of a party, or any merger or consolidation of a party with another entity or entities.

F. "Insurance Administration Services" means the services set forth in this Agreement and EXHIBITS I, II AND III hereto in the Authorized States in accordance with the Specifications, the other terms of the Agreement, the applicable laws, and regulations.

G. "Insurance Program" means the Customer's insurance products within the Authorized Lines of Business to be offered within the Authorized States.




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H.       "Specifications" means the business requirements, functions, and technical specifications the Insurance Administration Services are obligated to materially comply with, as set forth in Exhibits I, II, and III hereto and in Appendix D.

I. "Systems Development Life Cycle" means the process of defining, documenting, and sign-off prior to deployment of all of the business, functional, and technical specifications related to the Insurance Administration Services to be performed under this Agreement, and the development and quality assurance of those business, functional and technical specifications after deployment as set forth in APPENDIX H. APPENDIX H may be modified or revised upon the mutual written agreement of IMS and Customer.

J. "Technical Information" means and shall include (without limitation) computer programs, databases, designs, algorithms, processes, structures, data formats, business methods, know how, and research and development information.

ARTICLE II.       TERM

A. The implementation period ("Implementation Period") shall begin on the Effective Date of this Agreement and shall end upon the date ("Completion Date") on which all tasks delineated in the rollout plans ("Rollout Plans") contained within APPENDICES A, B, AND C are completed by IMS and accepted by Customer in accordance with the Specifications and the procedures specified within the System Development Life Cycle. Customer shall provide to IMS during such Implementation Period the data, information, background, and other facts needed for IMS to complete the Rollout Plans, as delineated within APPENDICES A, B AND C and in accordance with the Specifications.

B. The term of the Agreement shall commence on the Effective Date and shall have a minimum operating term ("Minimum Operating Term") of ninety-six (96) full calendar months following the Completion Date. However, the term of this Agreement shall automatically extend for an additional operating term ("Extended Operating Term") of twelve (12) calendar months (at the rates in SCHEDULE B then in effect for the first Extended Operating Term) at the end of the Minimum Operating Term, or at the end of any Extended Operating Term, unless terminated earlier pursuant to the termination provisions within Article VIII.

ARTICLE III.      RESPONSIBILITIES OF IMS

A. During the Implementation Period, IMS shall design, construct, acquire and/or implement the software systems that will enable IMS to provide the Insurance Administration Services. In addition, the Implementation Period will be used to assemble and train the IMS staff, arrange for furniture and fixtures, and essentially complete all of the necessary procedures required to provide to Customer the Insurance Administration Services.

B. IMS will utilize the System Development Life Cycle and the appropriate phase specific processes (as further described in APPENDIX H) to complete the Rollout Plans and to accomplish any other project (related to the Insurance Administration Services) to be performed on behalf of Customer under this Agreement. IMS and Customer will cooperate to jointly develop the test plans and business test cases to be used during the System Development Life Cycle. IMS will provide Customer with the test results and shall await the Customer's Acceptance (as further detailed within the System Development Life Cycle in accordance with the Specifications) prior to deployment into live production.




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C.       IMS shall complete the Rollout Plans in accordance with the procedures specified within the System Development Life Cycle and the Specifications. Upon completion of each task delineated within the Rollout Plan, IMS shall conduct such testing as it deems necessary or appropriate in accordance with the System Development Life Cycle and the Specifications and shall allow Customer an opportunity to conduct its own testing regarding the task recently deemed completed by IMS. IMS shall permit Customer to participate in such IMS testing if it so chooses, and shall provide Customer any and all relevant test results. IMS shall also co-operate with Customer's testing on its reasonable request.

D. IMS shall dedicate the appropriate human, equipment and computer resources to provide Customer with the Insurance Administration Services, during any term of this Agreement, for the Insurance Program in the Authorized States specified in SCHEDULE A. If Customer is reasonably dissatisfied with a "Key IMS Staff Member" assigned by IMS to provide Insurance Administration Services under this Agreement, then upon Customer's written notice thereof, IMS shall exercise commercially reasonable efforts to replace the Key IMS Staff Member within a reasonable time from IMS' receipt of notice, but in no event later than three (3) months from IMS' receipt of notice. Further, if a Key IMS Staff Member resigns or is terminated by IMS, IMS shall provide Customer fourteen (14) calendar days prior notice of the proposed change in a Key IMS Staff Member (or, to the extent that a Key IMS Staff Member resigns and fails to provide IMS fourteen (14) calendar days notice, prompt notice upon receiving the resignation notice from the Key IMS Staff Member). Notwithstanding the foregoing, if a Key IMS Staff Member requests and is granted an intra-company job transfer or if IMS transfers a Key IMS Staff Member to another job within IMS, IMS shall provide Customer thirty (30) days notice prior to the effective date of the proposed job transfer. For the purposes of this Section, the following IMS staff members shall be considered "Key IMS Staff Members": Commercial Business Unit Manager, Account Manager, IS Project Manager, Accounting Manager and the Customer Service Manager.

E. IMS shall designate an employee ("Account Manager") of sufficient status and authority to act as liaison with Customer to facilitate IMS' performance of the Insurance Administration Services under this Agreement. The Account Manager will have substantial property and casualty insurance operational and underwriting experience and shall provide Customer with a written monthly report designed by Customer, as may be mutually agreed upon by Customer and IMS, for documenting the status of the Insurance Administration Services.

F. IMS shall, based on accepted industry standards and in accordance with generally accepted insurance and accounting practices as designated by the appropriate state regulatory bodies, maintain complete and orderly records and policy and/or claims files as may be required as a result of IMS performing the Insurance Administration Services on behalf of Customer. These files shall be retained by IMS, in a format or media defined by IMS which shall be in compliance with applicable laws and regulations, for a minimum of five (5) years or the period specified by the applicable state and/or federal statutes regulating the preservation of records, whichever is longer, unless the Customer requests that its records be returned to it at their expense at the expiration of the minimum five (5) year period.

G. At IMS' expense, IMS shall provide Customer adequate office space at its principal servicing office for two designated employees of Customer. Further, at Customer's sole option and expense (at the then commercially reasonable leasing rates), IMS will provide additional adequate office space at its principal servicing office for one or more additional designated employees of Customer, but no more than five (5) additional employees of Customer at any one time. With regards to any office space provided by IMS to Customer, whether the office space is provided at IMS expense or at Customer's




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         expense, Customer shall remain responsible for all related office expenses, including, but not limited to, any expense for: office equipment, office furniture, telephones, telephone service, computers and printers.

H. During any term of this Agreement, IMS shall reimburse Customer for the expense of conducting an annual regulatory/compliance audit of the Insurance Administration Services. Notwithstanding the foregoing, the reimbursement by IMS to Customer shall not exceed ___*___ per calendar year.

ARTICLE IV.       RESPONSIBILITIES OF CUSTOMER

A. During the Implementation Period and during any term of this Agreement, Customer shall provide to IMS, in a timely manner, any and all data, information and other items within its reasonable control and necessary to enable IMS to perform the Insurance Administration Services (and shall use its best efforts to obtain any and all data, information and other items not within Customer's reasonable control but nonetheless necessary to enable IMS to perform the insurance administration services). APPENDIX E sets forth the kinds of documentation, data and information that will be required by IMS to support delivery of the Insurance Administration Services. Customer shall also provide IMS with Customer's banking institution account information, corporate and subsidiary logos (if applicable), style and specifications of printed documents (such as insurance policies), and policy jackets. Customer hereby grants IMS a limited, non-transferable, non-assignable, license to use Customer's corporate and subsidiary logos (and any other copyrighted or trademarked property of Customer that may be provided to IMS under this Agreement) while performing the Insurance Administration Services. Customer acknowledges and agrees that delays in delivery of required documentation, data and/or information by Customer will result in a similar delay in fulfilling Insurance Administration Services or completing the overall goals and objectives identified in APPENDIX D and that such a delay in performing the Insurance Administration Services shall not be deemed the "substantial fault" of IMS. If Customer's failure to provide IMS the required documentation, data or information will result in a delay in the performance of the Insurance Administration Services provided by IMS of greater than two (2) Business Days, then IMS will notify Customer. Customer shall comply with, and shall perform the duties specified in, EXHIBIT I, II, AND III as they relate specifically to Customer.

B. Customer shall work and cooperate with IMS in utilizing the System Development Life Cycle (as specified in APPENDIX H) as reasonably necessary to complete the Rollout Plans and to accomplish any other project (related to the Insurance Administration Services) to be performed under this Agreement, provided that such tasks remain the ultimate responsibility of IMS hereunder. Customer participation in the System Development Life Cycle shall include, but shall not be limited to, reviewing and signing-off on all definitions and documentation prior to the commencement of each phase within the System Development Life Cycle. Customer shall perform functional and business case testing within the IMS Model Office environment to ensure the product changes meet the agreed upon specifications. Customer will work and cooperate with IMS to jointly develop the test plans and business test cases to be used during the System Development Life Cycle, provided however that nothing herein limits Customer's right to conduct its own testing in accordance with the provisions provided in Section III.C. Customer shall exercise good faith in promptly testing and accepting IMS' completion of each task within the Rollout Plan, in accordance with the System Development Life Cycle and the Specifications, prior to live production. Customer and IMS agree that time is of the essence during the Implementation Period. Customer shall provide IMS with written approval of its acceptance of each task within the Rollout Plan if such task is in substantial compliance with all material requirements in accordance with the System Development Life Cycle and the Specifications. If the parties are unable to reach an agreement as to whether a task has been completed by IMS in substantial compliance



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.



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         with all material requirements with the System Development Life Cycle and the Specifications, either party may resolve that dispute in accordance with the dispute resolution procedures contained within
         Article XII of this Agreement. By definition, the completion and acceptance of each task delineated within the Rollout Plan also includes the completion and acceptance of the integration of each new task with previously completed, accepted and deployed Rollout Plan tasks.

C. CUSTOMER ACKNOWLEDGES AND AGREES THAT IMS ASSUMES NO INSURANCE RISK FOR THE BUSINESS PROCESSED UNDER THIS AGREEMENT.

D. From time to time, on terms reasonably acceptable to Customer and within Customer's discretion, Customer agrees to act as a Beta Test Site for purpose of testing the new technologies and/or system modifications ("New Proprietary System") that IMS may develop (other than a System Enhancement Project, as defined in Article XIII). In consideration of Customer performing this function, IMS will grant (prior its general release) a personal, non-transferable, non-assignable, non-exclusive license to Customer (with the right to sub-license the New Proprietary System to its appointed insurance sales agents in accordance with the limitations set forth in this Agreement) to use the New Proprietary System solely in connection with the Insurance Administration Services to be performed by IMS under this Agreement and subject to the same limitations and conditions imposed upon the Proprietary System (as defined herein).

E. Customer shall designate a manager level employee ("Customer Liaison") of sufficient status and binding decision making authority to act as liaison with IMS and to facilitate Customer's role as IMS performs the Insurance Administration Services enumerated in EXHIBITS I, II AND III of this Agreement. The Customer Liaison will meet at least once each calendar quarter, or as may otherwise be necessary, with the Account Manager.

F. IMS' rights hereunder are not exclusive. Specifically, nothing herein shall limit Customer's right to provide for itself, or to procure from others, services comparable to the Insurance Administration Services, on a whole or partial basis.

ARTICLE V.        CUSTOMER ACCESS TO RECORDS / CONFIDENTIAL INFORMATION

A. At Customer's expense, Customer and Customer's reinsurers will be permitted reasonable access to all IMS records, information, personnel and facilities (excluding, specifically, proprietary Technical Information) reasonably necessary to: (i) audit the completeness and accuracy of the Insurance Administration Services provided under this Agreement and reports produced for Customer pursuant to this Agreement;
         (ii) verify the accuracy and validity of all billings and charges to Customer under this Agreement, including any travel and living expenses; and (iii) verify IMS' overall compliance with the terms of this Agreement and applicable laws and regulations, and the guidelines as provided by Customer.

         Access to IMS' records, personnel and facilities will be provided during normal business hours upon ten (10) Business Days prior written notice to IMS by Customer for so long as IMS is required to maintain such records under this Agreement; except in case of allegations of fraud or in connection with regulatory inquiry, in which case access will be granted within twenty four (24) hours of written notice to IMS. Notwithstanding the foregoing, Customer may perform, at Customer's expense, up to two surprise audits (per calendar year), with twenty-four (24) hours written notice to IMS, specifically of the records maintained by IMS that relate to Customer's custodial bank accounts.

         At Customer's expense (except in the case of state regulatory audits), Customer will be permitted to copy those IMS records subject to audit. Upon reasonable request by Customer, and at Customer's expense, IMS will promptly mail or fax to Customer




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         supporting documentation concerning any specific Customer policyholder billing, payment or other transaction processed by IMS under the terms of this Agreement.

         IMS will provide adequate workspace for Customer to conduct audits in accordance with this Article. Further, Customer or its representatives shall take reasonable precautions, when conducting audits under this Article, not to materially disrupt IMS' ongoing business activities.

B. The recipient ("Recipient") of confidential data and/or information shall maintain the confidentiality of all data and/or information which is the property of the other party ("Disclosing Party"), whether originally supplied by the Disclosing Party, or whether generated by the Disclosing Party in the course of performing or facilitating the Insurance Administration Services under this Agreement and which is directly accessible to the Recipient or is in the possession of Recipient in the implementation, facilitation and/or performance of the Insurance Administration Services. During any term of this Agreement, Recipient may acquire, know, or have within its possession, information (including, but not limited to, Technical Information) and/or data of the Disclosing Party concerning commercial and trade affairs, rating and underwriting rules and guidelines, the identity of clients, the identity of insureds and beneficiaries, claims, benefits, rates and agents, financial information, Proprietary System (as defined herein), Third Party Proprietary System (as defined herein) and business practices of the Disclosing Party ("Confidential Information"). Confidential Information which is provided in tangible form must be clearly marked "Confidential", "Proprietary" or the substantial equivalent thereof, or if orally disclosed must be clearly identified as "Confidential" or "Proprietary" at the time of the disclosure (except for IMS' Technical Information; Customer's Technical Information as may be provided by Customer to IMS; Customer's underwriting rules and guidelines; the identity of Customer's clients; the identity of insureds and beneficiaries; and all data created or generated in the course of the Insurance Administration Services and specifically relating to Customer and/or its insurance sales agents, insurance sales brokers, insurance sales representatives and clients; which will be deemed "Confidential Information" under this Agreement). Except as required by law, Recipient shall keep Disclosing Party's Confidential Information confidential and shall only use the Confidential Information in performing or facilitating the Insurance Administration Services under this Agreement. Recipient shall not disclose the Confidential Information without Disclosing Party's prior written permission except to Recipient's employees, representatives, consultants and agents who require the information to perform or facilitate the Insurance Administration Services under this Agreement. Customer and IMS each warrant to the other that all appropriate measures shall be taken by such Recipient to safeguard the confidentiality of the Confidential Information of the other, with a level of care at least equal to the level of care with which Recipient safeguards its own confidential or proprietary information. All employees of Recipient and any third parties who are given access to the Confidential Information shall be under written obligation to Recipient to maintain such information in confidence.

         IMS and Customer agree that any Recipient shall have no obligation with respect to any information or data which:

                  (a) is already rightfully known to Recipient through means other than Disclosing Party; or

                  (b) is or becomes publicly known through no wrongful act of Recipient; or

                  (c) is rightfully obtained by Recipient from a third-party without similar restriction and without breach of this Agreement; or

                  (d) is independently developed by Recipient without breach of this Agreement.




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         Disclosing Party shall retain title to all Confidential Information
         (whether tangible or intangible) delivered pursuant to this Agreement. Recipient shall not copy, reproduce or use any Confidential Information without written authorization of Disclosing Party, except as may be reasonably required to accomplish the Insurance Administration Services under this Agreement. Recipient shall promptly return or destroy, on written request of Disclosing Party, all tangible copies containing Confidential Information. The obligations under this Paragraph shall survive the termination of this Agreement. Notwithstanding the foregoing, this Article shall not prevent the disclosure of Confidential Information to the extent legally required by any court or regulatory entity having jurisdiction over the parties.

ARTICLE VI.       EXPENSES AND FEES

A. In consideration of IMS providing Insurance Administration Services described herein, and subject to IMS material compliance with the material terms of this Agreement, Customer shall pay IMS an implementation charge ("Implementation Charge"), miscellaneous fees ("Miscellaneous Fees") and servicing fee ("Service Fee") for each Authorized Line of Business, as specified in SCHEDULE B. Except for the Service Fee, which is based upon a percentage of the adjusted net direct written premium, the Miscellaneous Fees specified in Section V of SCHEDULE B hereto may be raised effective as of each anniversary of the Effective Date by the percentage increase in the Geographical City Consumer Price Index as reported by the United States Bureau of Labor Statistics for the most recently completed calendar year that IMS is performing services on behalf of the Customer. Further, in the event that a vendor supplying a service or product to IMS (including but not limited to postage and paper), which service or product is required by IMS to provide the Insurance Administration Services to Customer, increases or decreases its rates charged to IMS, IMS may increase, and shall decrease, the contracted rates set forth herein to incorporate such increased or decreased costs, as applicable.

B. On the second anniversary of the Completion Date, and subject to IMS' material compliance with the material terms of this Agreement hereunder, Customer shall immediately pay IMS a minimum fee ("Initial Minimum Fee") that shall equal the difference between ($___*___) and the aggregate amount of: (i) Service Fees paid to IMS during the ___*___ period immediately prior to the ___*___ anniversary of the Completion Date, and (ii) miscellaneous fees for "time & material" work (performed on behalf of Customer, outside of the scope of this Agreement and related to the Insurance Administration Services to be performed under Exhibit I, II, and III) paid to IMS during the ___*___ period immediately prior to the ___*___ anniversary of the Completion Date. In addition to the foregoing, on the ___*___ anniversary of the Completion Date, and subject to IMS' material compliance with the material terms of this Agreement hereunder, Customer shall immediately pay IMS a minimum fee ("Contract Term Minimum Fee") that equals the difference between ___*___ and the aggregate amount of: (i) Service Fees and Initial Minimum Fee paid to IMS during the ___*___ ___*___ period prior to the ___*___ anniversary of the Completion Date, and
         (ii) miscellaneous fees for "time & material" work (performed on behalf of Customer, outside of the scope of this Agreement and related to the Insurance Administration Services to be performed under Exhibit I, II, and III) paid to IMS during the ___*___immediately prior to the ___*___ anniversary of the Completion Date.

C. Customer shall not be required to reimburse IMS for travel, living and out-of-pocket expenses incurred by IMS personnel unless such expenses are approved in writing by Customer prior to travel.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.


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D.       Customer agrees to pay all tariffs and taxes that are now or may become applicable to the Insurance Administration Services rendered hereunder. This provision includes but is not limited to sales, use, and personal property taxes, or any other form of tax based on Insurance Administration Services performed, equipment used by IMS solely for Customer, and the communicating of storage of data used by IMS solely for Customer, but does not include taxes based upon the net income of IMS. If any governmental body imposes on IMS a tax ("Impact Tax") that is applicable to the Insurance Administration Services performed by IMS under this Agreement and that Impact Tax significantly impacts the future profitability of Customer's Authorized Lines of Business, then IMS shall make a good faith effort to reduce the impact of the Impact Tax by exploring and pursuing commercially reasonable options to reduce the impact of the Impact Tax.

E. IMS shall establish a custodial bank account on Customer's behalf to be used by IMS in performing the premium billing and collection payment obligations delineated in EXHIBITS I, II, AND III of this Agreement. Invoices prepared will be in Customer's name or as directed by Customer and will require all premiums to be sent to a post office box in Customer's name, or at Customer's option and expense, have all premiums deposited in a lock box by tape feed at Customer's expense. Customer hereby authorizes IMS, subject to Customer's prior written approval, to form such custodial bank account ("Custodial Account") on Customer's behalf. IMS will prepare bills for premiums due and transmit them in accordance with Customer's provided billing plan and guidelines in Customer's name and receive the premiums so billed on behalf of Customer (including installments, reminders, cancellations and pending notices). Postage charges and supplies are included in the fees delineated in SCHEDULE B of this Agreement. Account reconciliation and cash receipt, payment posting, deposit posting, overpay and underpay processing, and NSF processing will be handled by IMS.

         Cancellation notices will be sent for non-payment in accordance with Customer's provided guidelines and applicable laws and regulations. IMS will disburse funds from the premiums received on behalf of Customer for commission payments, return of premium, overpayments and policy cancellation or changes resulting in a return of premium. IMS will receive the monies due in trust under the Insurance Administration Services enumerated in EXHIBITS I, II, AND III of this Agreement and will remit to Customer on a daily basis the premiums received by IMS, less the disbursements made on behalf of Customer, and an amount necessary for IMS to perform the Insurance Administration Services on a day-to-day basis. IMS shall provide to Customer a monthly statement detailing any disbursements of funds under this Section.

F. IMS will provide Customer with a statement ("Monthly Statement") each month detailing IMS' Service Fees and Miscellaneous Fees. Customer will provide IMS with written notice within three (3) Business Days of receipt of a Monthly Statement of any disputed amounts in such Monthly Statement. IMS will withdraw from the Custodial Account all undisputed Service Fees and Miscellaneous Fees. If IMS has not received written notice of any disputed amount from Customer within three (3) Business Days of Customer's receipt of a Monthly Statement, then IMS will withdraw the entire amount delineated on the Monthly Statement. If Customer disputes any amount listed on a Monthly Statement, then the parties will exercise best efforts to resolve the dispute within five
         (5) Business Days from the date Customer receives the Monthly Statement. Customer will not be required to maintain a balance greater than what is necessary for IMS to perform the Insurance Administration Services on a day-to-day basis and for IMS to pay fees and other charges to be paid IMS under the Agreement. IMS and Customer will mutually agree upon a formula for calculating the required balances. Customer agrees to promptly change the formula if a negative balance occurs, and Customer further agrees that Customer will be responsible for paying any charges, interest or penalties resulting from Customer's failure to maintain a positive balance.




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         All billing and installment fees and interest accrued on monies deposited in the Custodial Account will be the sole and exclusive property of Customer. Additionally, all Custodial Account service fees, including, but not limited to account maintenance, return item charges, ACH services, account reconciliation process ("ARP"), account repo investment, account research, etc., charged by the underlying financial institution in connection with the administration of said Custodial Account shall be the sole responsibility of the Customer and shall be deducted directly from the Custodial Account. IMS will submit statements to the Customer on a regular monthly basis for all charges incurred hereunder for the preceding month. Failure by Customer to pay all undisputed fees and expenses when due shall be considered a material breach of this Agreement.

G. With the exception of the Minimum Operating Term and the first Extended Operating Term, prior to renewal of this Agreement for any Extended Operating Term, IMS may modify SCHEDULE B in its discretion to reflect any increase in the cost of providing the Insurance Administration Services (including, but not limited to statutory, regulatory, or judicial changes that require IMS to incur additional cost or expenses in performing the Insurance Administration Services) or to remain competitive with the rates currently being charged within the industry for like services. Any modification of SCHEDULE B shall be proposed to Customer at least six (6) months prior to the expiration of any Extended Operating Term. IMS shall modify Schedule B to reflect any increase or decrease in such costs.

H. If costs arise during any term of this Agreement that were not anticipated by the parties at the time this Agreement was executed, then payment of such costs will be resolved as follows: (a) if the work or reason giving rise to the unanticipated cost is only for Customer's benefit, was requested or approved by Customer, then Customer will pay such costs and IMS shall not use such work product for other IMS customers; or; (b) IMS will pay such costs.

I. Within sixty (60) calendar days after IMS provides internet access (which shall include deployment of the internet access into live production) to Customer's insurance sales agents for a particular Authorized Line of Business within an Authorized State in compliance with the Specifications ("60 Day Internet Access Milestone"), Customer shall ensure that within any monthly billing period a minimum of sixty percent (60%) of all new business that is processed by IMS for that Authorized Line of Business within the Authorized State is processed using the internet access and without the manual intervention of IMS, provided IMS is in material compliance with the material terms of this Agreement hereunder. If in any given monthly billing period, after the 60 Day Internet Access Milestone, more than forty percent (40%) of such new business for a particular Authorized Line of Business within an Authorized State is not processed by IMS via the internet access and with the manual intervention of IMS, then Customer shall retroactively pay IMS on a time and material basis (as specified in SCHEDULE B, Section V of this Agreement) for the manual processing of any new business that is in excess of the forty percent (40%) level.

J. Within one hundred and twenty (120) days after IMS provides internet access (which shall include deployment of the internet access into live production) to Customer's insurance sales agents for a particular Authorized Line of Business within an Authorized State in material compliance with the Specifications ("120 Day Internet Access Milestone"), Customer shall ensure that within any monthly billing period a minimum of eighty percent (80%) of all new business that is processed by IMS for that Authorized Line of Business within the Authorized State is processed using the internet access and without the manual intervention of IMS, provided IMS is in material compliance with the material terms of this Agreement hereunder. If in any given monthly billing period, after the 120 Day Internet Access Milestone, more than twenty percent (20%) of such new business for a particular Authorized Line of Business within an Authorized State is not processed by IMS via the internet access and with the manual intervention of IMS, then Customer shall retroactively pay IMS on a time and material basis (as specified in SCHEDULE B, Section V of this Agreement) for the manual processing of any new business that is in excess of the twenty percent (20%) level.

K. Immediately upon deploying internet access into live production ("Internet Access") for a particular Authorized Line of Business within an Authorized State, IMS shall measure the average "down time" (between the hours of 9 AM to 9 PM EST) per Business Day of the Internet Access ("Average Daily Down Time") for that particular Authorized Line of Business within that Authorized State. The term "down time" shall be defined as any amount of time that Internet Access is not accessible in accordance with the Specifications to Customer or its insurance sales agents, except to the extent due to network failures outside of IMS' reasonable control. Then, on the four (4) week anniversary of the date that IMS provides Internet Access to Customer for an Authorized Line of Business within an Authorized State and on the last day of every subsequent four (4) week period ("Four Week Measuring Period") until the 120 Day Internet Access Milestone is reached, IMS shall compute a four (4) week rolling average of Average Daily Down Time ("Four Week Average Down Time"). If the Four Week Average Down Time is greater than ten percent (10%) of the total amount of time that the Internet Access is available to Customer and its insurance sales agents (between the hours of 9 AM to 9 PM every Business Day during any Four Week Measuring Period), then Customer shall be granted an additional amount of time ("Additional Compliance Days") to comply with the provisions of Section
         (H) and (I) of this Article as provided below:


         --------------------------------------------- ----------------------------------------------
                 FOUR WEEK AVERAGE DOWN TIME                    ADDITIONAL COMPLIANCE DAYS
         --------------------------------------------- ----------------------------------------------
         Less than 10%                                 No Additional Compliance Days
         --------------------------------------------- ----------------------------------------------
         Between 11% and 15%                           Five Additional Compliance Days
         --------------------------------------------- ----------------------------------------------
         Additional increments of 5%                   Five Additional Compliance Days
                                                       (i.e., between 16% and 20% shall entitle
                                                       Customer to five Additional Compliance Days
                                                       for a total of ten Additional Compliance Days)
         --------------------------------------------- ----------------------------------------------

         Nothing in this Section K limits Customer's other remedies for IMS' breaches relating to down time.

ARTICLE VII.      LICENSE, TRADE SECRET AND PROPRIETARY RIGHTS

A. IMS, from time to time, may use its own proprietary computer software products and account servicing methods and procedures ("Proprietary System") which are identified, described or referenced in EXHIBIT I, II AND III hereto, in the performance of the Insurance Administration Services. During any term of this Agreement, IMS grants a personal, non-transferable, non-assignable, non-exclusive license to Customer (with the right to sub-license the Proprietary System to its appointed insurance sales agents in accordance with the limitations set forth in this Agreement) to use the Proprietary System solely in connection with the Insurance Administration Services to be performed by IMS under this Agreement. Provided that Customer is in material compliance with the material terms of this Agreement, IMS further grants Customer an option, exercisable by written notice to IMS, to license the Proprietary System on or before the end of the term of this Agreement pursuant to terms, conditions and license charges that are mutually agreeable to IMS and Customer. The parties hereby agree to make a good faith effort to complete a licensing agreement containing mutually agreeable and commercially reasonable terms, conditions and license charges, within twelve (12) months from the Effective Date of this Agreement; provided, however, that if the parties are unable to reach an agreement within twelve (12) months on a mutually acceptable licensing agreement, the Customer's option to license the Proprietary System shall not expire (so long as Customer is in material compliance with the material terms of this Agreement) and the parties shall continue to make a good faith effort to complete a licensing agreement containing mutually agreeable and commercially reasonable terms, conditions, and license charges. For the purposes of this Article, the term "commercially reasonable terms, conditions, and license charges" shall mean terms, conditions and license charges that are substantially similar to terms, conditions and license charges that are being offered to any IMS client (if any) or within the insurance computer software licensing industry for substantially similar proprietary computer software products and account servicing methods. IMS agrees that it will not, during or after the term hereof, sell, license, sublicense, or otherwise make available any modification or enhancement to the Proprietary System that IMS specifically designs and develops for Customer pursuant to this Agreement and/or EXHIBIT I, II, AND III of this Agreement and during the any term of the Agreement ("IMS/Customer Exclusive Modification") to any other customer of IMS without Customer's prior written consent. Notwithstanding the foregoing, only those modifications and enhancements to the Proprietary System or part thereof (including, but not limited to, modifications and enhancements made during the Implementation Period) that are specifically marked with the legend "IMS/Customer Exclusive Modification" (as, upon mutual agreement of IMS and Customer, will be documented by IMS within the System Development Life Cycle) will be considered an IMS/Customer Exclusive Modification. IMS and Customer agree that the parties shall act in a commercially reasonable manner in determining whether any modification or enhancement to the Proprietary System is "proprietary" or "exclusive" to Customer and thus shall be marked as a "IMS/Customer Exclusive Modification". If the parties are unable to reach an agreement as to whether a modification or enhancement to the Proprietary System is "proprietary" or "exclusive" and thus should be deemed an IMS/Customer Exclusive Modification, either party may resolve that dispute in accordance with the dispute resolution procedures contained within Article XII of this Agreement. Further, no provision within this Agreement shall be interpreted as prohibiting IMS from selling or licensing its Proprietary System, or modifications and enhancements to the Proprietary System (not specifically designed or developed for Customer pursuant to the terms of this Agreement and not specifically marked "IMS/Customer Exclusive Modification"), to any other customer or prospective customer of IMS, so long as Customer's Confidential Information is not disclosed.

B. IMS, from time to time, may also use proprietary third party computer software products and third party account servicing methods and procedures ("Third Party Proprietary System"), which are identified, described or referenced in EXHIBIT I, II AND III hereto (including the principal Commercial Lines Workers Compensation and other processing software) in the performance of the Insurance Administration Services. During the term of this Agreement, IMS will utilize a Third Party Proprietary System ("WC Software") to perform the principal processing functions in connection with the Commercial Lines Workers Compensation Insurance Administration Services set forth in EXHIBIT III hereto, and (provided that Customer is in material compliance with the material terms of this Agreement) Customer shall be granted an option to license such WC Software, on or before the termination of this Agreement, pursuant to the third-party vendor's then current terms, conditions and license charges therefor. IMS agrees that it will not, during or after the term hereof, sell, license, sublicense, or otherwise make available any modification or enhancement to the Third Party Proprietary System that IMS specifically designs and develops for Customer pursuant to this Agreement and/or EXHIBIT I, II, AND III of this Agreement and during the any term of the Agreement ("Third Party Exclusive Modification") to any other customer of IMS without Customer's prior written consent. Notwithstanding the foregoing, only those modifications and enhancements to the Third Party Proprietary System or part thereof (including, but not limited to, modifications and enhancements made during the Implementation Period) that are specifically marked with the legend "Third Party Exclusive Modification" (as, upon mutual agreement of IMS and Customer, will be documented by IMS within the System Development Life Cycle) will be considered a Third Party Exclusive Modification. IMS and Customer agree that the parties shall act in a reasonable manner in determining whether any modification or enhancement to the Third Party Proprietary System is "proprietary" or exclusive" to Customer and thus shall be marked as a "Third Party Exclusive Modification". If the parties are unable to reach an agreement as to whether a modification or enhancement to the Third Party Proprietary System is "proprietary" or "exclusive" and thus should be deemed an Third Party Exclusive Modification, either party may resolve that dispute in accordance with the dispute resolution procedures contained within Article XII of this Agreement. Further, no provision within this Agreement shall be interpreted as prohibiting IMS or the Third Party Proprietary System vendor from selling or licensing the Third Party Proprietary System, or modifications and enhancements to the Third Party Proprietary System (not specifically designed or developed for Customer pursuant to the terms of this Agreement and not specifically marked "Third Party Exclusive Modification"), to any other customer or prospective customer of IMS, so long as Customer's Confidential Information is not disclosed.

C. Other than the limited rights to use the Proprietary System and Third Party Proprietary System, this Agreement grants to Customer no right to possess or reproduce, down load, reverse engineer, or obtain any other interest in, the Proprietary System and the Third Party Proprietary System or their specifications in any tangible or intangible medium. Customer may not mortgage, hypothecate, sell, assign, pledge, lease, transfer, license, or sublicense the Proprietary System or any Third Party Proprietary System, nor allow any person, firm, or corporation to transmit, copy, reproduce, download, reverse engineer, or obtain any other interest in the Proprietary System or any Third Party Proprietary System or their specifications in whole or in part. In the event Customer shall come into possession of the source or object code associated with Proprietary System or any Third Party Proprietary System, Customer shall immediately notify IMS and return the source or object code associated with Proprietary System or a Third Party Proprietary System in its possession and all copies of any kind thereof to IMS upon IMS' request.

D. Customer covenants and agrees not to disclose or otherwise make the Proprietary System or any Third Party Proprietary System available to any person other than employees, insurance sales agents or representatives of the Customer required to have access or use of the Proprietary System or Third Party Proprietary System to facilitate IMS' or Customer's performance under this Agreement. Customer agrees to obligate each such employee, appointed insurance sales agent or representative to a level of care sufficient to protect the Proprietary System or a applicable Third Party Proprietary System from unauthorized disclosure.

E. IMS warrants and represents that it owns, or is licensed with respect to, all Proprietary Systems and Third Party Proprietary Systems that it will employ in the performance of this Agreement and that it has the right to grant the rights herein provided.

F. With regard to any IMS proprietary computer software products ("Software Products"), which make up part of the Proprietary System and are licensed to Customer under this Article, IMS agrees that it will deposit the source code, including all program notes and annotations (if any) and required development and maintenance tools ("Source Code") for the Software Products (and any updates, modifications or enhancements) with an escrow agent ("Escrow Agent") acceptable to Customer and IMS. If this Agreement is terminated pursuant to Article VIII (B) (a), Customer shall have the right to obtain a single copy of the then current version of the Source Code from the Escrow Agent. The Source Code obtained by Customer pursuant to this Article shall be subject to the same restrictions and limitations imposed upon Customer regarding its use of the Proprietary System, which restrictions and limitations shall survive the termination of this Agreement. Further, with regards to WC Software, IMS agrees that it will require its WC Software third party vendor ("WC Vendor") to deposit the WC Software source code ("WC Source

         Code") for the WC Software (and any updates, modifications or enhancements) with an escrow agent ("WC Escrow Agent") acceptable to IMS and the WC Vendor. If the WC Vendor is declared insolvent or bankrupt, commences or has commenced against it a proceeding in bankruptcy not dismissed within sixty (60) days of commencement, IMS shall have the right to obtain a single copy of the then current version of the WC Source Code from the WC Escrow Agent.

G. The obligations of Customer and IMS under this Article shall continue after this Agreement is terminated.

ARTICLE VIII.     TERMINATION

A. Either party may terminate this Agreement at the end of the Minimum Operating Term or at the end of any Extended Operating Term, provided the terminating party gives the other party at least six (6) months prior written notice of such termination.

B.       This Agreement shall also terminate:

         (a) at the election of the Customer, upon notice to IMS, if IMS becomes insolvent, if it makes an assignment for the benefit of its creditors, if a petition for relief under the Bankruptcy Code is filed by or against it and it is not dismissed within thirty (30) days of being filed, or if a trustee, receiver or other custodian of its assets is appointed;

         (b) at the election of IMS, upon notice to Customer, if Customer becomes insolvent, if it makes an assignment for the benefit of its creditors, if a petition for relief under the Bankruptcy Code is filed by or against it and it is not dismissed within thirty (30) days of being filed, or if a trustee, receiver or other custodian of its assets is appointed;

         (c) at the election of the Customer, upon notice to IMS, if IMS commits any of the following acts or omissions in the performance of any material term of this Agreement: actual fraud, or willful misconduct (which includes, but is not limited to, willful violation of any material covenant of this Agreement, or willful violation of any material State Insurance Department regulation or statutory provision applicable to IMS);

         (d) at the election of the Customer, if IMS materially breaches any provision of this Agreement and fails to cure such breach within sixty (60) days after notice thereof is given to IMS by the Customer;

         (e) at the election of IMS, if Customer materially breaches any provision of this Agreement and fails to cure such breach within sixty (60) days after notice thereof is given to Customer by IMS (except for Customer's failure to pay any and all fees and expenses due under Article VI of this Agreement, in which case Customer must cure such breach within thirty
                  (30) days after notice thereof is given to Customer by IMS);
                  or

         (f) at the election of the Customer, upon notice to IMS, in the event of a "Change of Control" of IMS, unless (i) IMS has provided Customer sixty (60) days advance notice of the proposed Change of Control and (ii) Customer has agreed in writing to such Change of Control.

C. Except for termination of this Agreement under Article VIII.A. (a), (b) and (f), either party may contest a ground for termination asserted against it by initiating a dispute resolution procedure under Article XII within 30 days after receiving a notice of termination. In such case this Agreement will not terminate, and the parties will continue performing, unless and until the allegedly defaulting party fails to comply with a final award against it under such dispute resolution procedure within 15 days after it is rendered.

D. On expiration or termination of this Agreement, IMS shall return to Customer all of Customers Confidential Information, either in electronic or hard copy form, in IMS' possession and delete any electronic copies thereof related to the Insurance Administration Services provided by IMS during any term of this Agreement; Customer shall do the same and cause Customer's agents, representatives, consultants and employees to do the same relative to IMS' Confidential Information. Customer shall pay IMS (in accordance with SCHEDULE B then in effect) any and all Service Fees, miscellaneous fees and third party fees due IMS for Insurance Administration Services performed prior to the termination date this Agreement. IMS and Customer shall cooperate in any transition period during the wind-up of Insurance Administration Services provided Customer under this Agreement. If Customer requires assistance in converting Customer's data to a new format, or requires assistance from IMS relative to Customer's transition to an alternative processing arrangement, then IMS shall provide such services at the then current rates in Section V of SCHEDULE B. (except in the case where IMS is finally adjudicated by a court or Arbitration Board as being in material breach of this Agreement in accordance with Article VIII.B.(d) and Customer terminates this Agreement for such material breach in accordance with Article VIII.B.(d), then IMS will provide such data conversion services at IMS' sole expense).

ARTICLE IX.       WARRANTIES AND COVENANTS

IMS covenants that: (a) all Insurance Administration Services shall materially conform to the descriptions set forth in EXHIBITS I, II AND III of this Agreement; (b) all Insurance Administration Services shall be performed in a good and workmanlike manner; (c) all Insurance Administration Services shall be performed by persons who are adequately trained and skilled in the property and casualty insurance and computer industries to provide the same in accordance with the requirements of this Agreement and such persons shall be equipped with the tools, software and other equipment necessary to perform the Insurance Administration Services; and (d) IMS will comply with the law of the state or states covered by this Agreement and with the rules and regulations of all regulatory authorities having jurisdiction over IMS' activities, and shall, whenever necessary, maintain at its own expense all required licenses to transact business in such states. IMS warrants to Customer that (a) IMS has the right to grant the license to the Proprietary System used to perform the Insurance Administration Services and, that the rights to such Proprietary System granted hereunder will not infringe upon or misappropriate a third party's copyright, patent, or trade secret rights; (b) IMS is duly authorized and incorporated to transact the business of servicing insurance companies; and
(c) the express warranties provided here and elsewhere in this Agreement are IMS' only warranties and no other warranty, express or implied, including any warranty of merchantability, fitness or fitness for a particular purpose, will apply to the provision of Insurance Administration Services under this Agreement.

ARTICLE X         LIABILITY, LIMIT OF LIABILITY, INDEMNITIES AND REMEDIES

A. The parties shall assume the following obligations and liabilities as specified below and subject to the limitations on liability set forth in Paragraph B below:

         (a) If, due to IMS' substantial fault, Customer is required to pay a penalty, settlement or fine resulting from an insurance regulatory inquiry of the Insurance Administration Services, then IMS will reimburse Customer for such fine, settlement, and/or penalty;

         (b) IMS shall indemnify, defend and hold harmless Customer, its officers, and directors from any liability, cost, loss, fine, penalty, claim, demand, damage or expense, including reasonable attorney fees, incurred as a result of any material breach of IMS' obligations under this Agreement or the material breach of any representation or warranty made pursuant hereto;

         (c) Customer shall indemnify, defend and hold harmless IMS, its officers, and directors from any liability, cost, loss, fine, penalty, claim, demand, damage or expense, including reasonable attorney fees, incurred as a result of any material breach of Customer's obligations under this Agreement or the material breach of any representation or warranty made pursuant hereto;

         (d) If: (i) in any given four (4) week rolling period ("Initial Deficient Service Period"), due to IMS' substantial fault, performance of the Insurance Administration Services within an Authorized Line of Business falls outside of one or more of the "Service Standard Levels" for that Authorized Line of Business (as set forth in EXHIBIT I, II, OR III); and (ii) due to IMS substantial fault IMS does not re-establish performance within the next immediately four (4) week rolling period ("Subsequent Service Period") for that Authorized Line of Business; then, thereafter, for so long as the Insurance Administration Services for that Authorized Line of Business fail to comply with any material part of the Service Standards Levels for that Authorized Line of Business, due to IMS substantial fault, Customer may withhold ___*___ of the Service Fees due under SCHEDULE B for that particular Authorized Line of Business ("ServiceHoldback") for all subsequent four (4) week rolling periods ("Deficient Service Period"), until IMS re-establishes the Insurance Administration Services, for that Authorized Line of Business, within the related Service Standard Levels, for that particular Authorized Line of Business, for a complete four
                  (4) week rolling period.

                  After any Deficient Service Period, if the Insurance Administration Services for an Authorized Line of Business comply with the Service Standard Levels for that Authorized Line of Business for a complete four (4) week rolling period, then Customer shall immediately remit all amounts previously withheld as a Service Holdback for that Authorized Line of Business, subject to any allowance for "Liquidated Damages" as specified below. If IMS fails to bring the Insurance Administration Services for an Authorized Line of Business within the Service Standard Levels for that Authorized Line of Business during the four (4) week rolling period immediately following any Deficient Service Period (not including the Initial Deficient Period and the Subsequent Service Period), Customer will be entitled to retain as "Liquidated Damages", ___*___ of all amounts withheld as a Service Holdback for that Authorized Line of Business during that Deficient Service Period. Notwithstanding the foregoing, if the parties anticipate IMS will be out of compliance with the Service Standard Levels for a particular Authorized Line of Business due to a material increase in IMS work load in any given four
                  (4) week rolling period for that Authorized Line of Business, then IMS may request and Customer shall send, subject to availability, the necessary Customer personnel ("Overload Personnel") to IMS' service center to cooperate with and assist IMS in re-establishing or maintaining Service Standard Levels for that Authorized Line of Business. IMS will reimburse Customer for Customer's direct costs (including related salaries and travel expenses of the Overload Personnel during their period of service to IMS) incurred in providing such assistance, but only to the extent actually used by IMS. In addition to the reimbursement of salary and travel expenses of the Overload Personnel, IMS shall pay Customer a ___*___ override on any salary reimbursements that it may pay Customer for Overload Personnel utilized by IMS pursuant to this Section. IMS acknowledges: (a) that the Service Standards Levels set forth in EXHIBIT I, II, AND III are only intended to gauge the service levels and do not relieve IMS of its obligation to perform the Insurance Administration Services in accordance with this Agreement and applicable laws and regulations, and (b) that the liquidated damages herein do not limit Customer's right to terminate this Agreement as herein provided.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

B. Except for: (i) Service Fees and other amounts owed to IMS by Customer in consideration of IMS providing the Insurance Administration Services, miscellaneous services or third party services; (ii) acts of fraud, or willful misconduct; (iii) IMS' obligations to indemnify Customer pursuant to Paragraph C and D below; (iv) amounts payable by IMS under Article XIII of this Agreement; and (v) violations of Article VII of this Agreement; each party's maximum liability ("Maximum Liability") to the other party for any cause whatsoever, during any one calendar year (including, but not limited to, amounts payable to Customer by IMS for regulatory fines, settlements and penalties) shall be limited to direct damages incurred by that party and shall be limited to the greater of: (a) ___*___ of the Service Fees actually paid to IMS under SCHEDULE B during the calendar year in which the direct damages were suffered by a party; or (b) ___*___ each such calendar year. To the extent that a penalty, settlement or fine (for which IMS is required to assume liability under this Article) relates back to a certain policy, the penalty, assessment or fine shall have been deemed to be paid on the effective date that the policy was issued by IMS under this Agreement and the damage shall be deemed to be suffered during that same calendar year. This Article shall survive any termination of this Agreement.

C. IMS shall indemnify and defend Customer, and its officers, directors, employees, agents, and Affiliates, at IMS' sole cost (including reasonable attorney's fees), for any final (non-appealable) judgment recovered against Customer finding that the right granted by IMS to Customer to use the Proprietary System in connection with this Agreement infringed upon or misappropriated a third party's copyright, patent, or trade secret rights; provided, however, that Customer gives IMS prompt written notice from Customer's receipt of such claim.

D. IMS shall indemnify and defend Customer, and its officers, directors, employees, agents, and Affiliates, at IMS' sole cost (including reasonable attorney's fees), for any settlement recovered against Customer finding that the right granted by IMS to Customer to use the Proprietary System in connection with this Agreement infringed upon or misappropriated a third party's copyright, patent, or trade secret rights; provided, however, that Customer gives IMS prompt written notice from Customer's receipt of such claim. Customer may participate in the negotiation of any proposed settlement, however, Customer shall not make, agree to or execute any settlement (for which Customer is indemnified by IMS hereunder) without IMS prior written approval.

E. If data is processed in error due to an error or defect in the Insurance Administration Services provided by IMS, then upon IMS receiving notice of such error or defect, IMS shall reprocess such data without charge to Customer.

F. All parties agree to promptly give the other notice upon being notified or becoming aware of any and all allegations or claims, which could give rise to a claim under this Article.

ARTICLE XI.       GENERAL AGREEMENTS

A. This Agreement in all matters arising thereunder shall be governed by and determined in accordance with the laws of the State of New York.

B. The parties shall not liable or deemed to be in default or "substantial fault" for any delay or failure in performance under this Agreement or interruption of the Insurance Administration Services resulting, directly or indirectly, from an external act outside of the control of IMS, including, but not limited to: acts of God, civil or military authority, labor disputes, shortages of suitable parts, materials, labor or transportation or any similar cause beyond the reasonable control of the parties. Notwithstanding the foregoing, IMS shall make a good faith effort to explore and pursue commercially reasonable alternatives that may be available to eliminate the delay, failure or interruption caused by the external



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

         act. IMS acknowledges that it has a detailed emergency recovery plan for interruption of the Insurance Administration Services and has contracted with an emergency "Hot Site". IMS shall follow its recovery plan, which provides recovery priority to "Production Customers" and is designed to re-establish the Insurance Administration Services following a disaster causing an interruption thereof. IMS acknowledges that Customer is a Production Customer. Customer acknowledges that the Hot Site is only a temporary bridge and that there may be a diminution in the performance levels of the Insurance Administration Services (but IMS will make a good faith effort, under the circumstances, to meet IMS' goal of re-establishing, at a minimum, quoting, rating and policy issuance services for Production Customers within 72 hours of a disaster) until the main data center capabilities are re-established. Once Service Fees paid by Customer to IMS under this Agreement, during one (1) calendar year, exceed ___*___, Customer and IMS shall mutually agree on a disaster recovery plan that shall be exclusive to Customer.

C. Customer and IMS agree that, during any term of this Agreement and for a period of six (6) months following the termination of this Agreement, neither party will directly or indirectly induce any employee of the other to terminate his or her employment with the other party; nor will either, without prior written consent of the other, offer employment to any employee of the other party or to former employees of the other party during the six (6) month period immediately following such employee's termination. This Paragraph shall survive termination of this Agreement.

D. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein may not be delivered via the e-mail but shall be given in writing by hand delivery, by overnight carrier, by registered or certified mail or by facsimile transmission and shall be addressed as follows:

                  As to Customer:     Cybercomp by Reliance National
                                      A Reliance National Group Holdings Company
                                      Crossroads Corporate Center
                                      3150 Brunswick Pike, Suite 130
                                      Lawrenceville, NJ 08648,
                  Fax Number:         (609) 434-5902
                  Attention:          Executive Vice President

                  As to IMS:          Insurance Management Solutions, Inc.
                                      360 Central Avenue, 16th Floor
                                      St. Petersburg, FL 33701
                  Fax Number:         (727) 823-6518
                  Attention:          President

         Notices sent by hand delivery should be deemed effective on the date of that hand delivery. Notices sent by overnight carrier should be deemed effective on the next Business Day after being placed into the hands of the overnight carrier. Notices sent by registered or certified mail shall be deemed effective on the fifth Business Day after being deposited into the post office. Notices sent by facsimile transmission shall be deemed to be effective on day when sent if sent prior to 4:30 p.m. (the time being determined by the time zone of the recipient), otherwise they shall be deemed effective on the next Business Day.

E. This Agreement, and any exhibits, schedules or addenda attached hereto, contains all of the prior oral and/or previously written agreements, representations, and arrangements between the parties hereto. There are no representations or warranties other than those set forth herein. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. All schedules, addendum



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

         of any kind, or attachments to this Agreement shall be made a part of this Agreement and shall be subject to all terms and conditions of this Agreement. Article V (B), VII, X, XI (C) shall survive any termination of this Agreement.

F. Words of a gender used in this Agreement shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires. Article headings are intended for purposes of description only and shall not be used for purposes of interpretation of this Agreement.

G. Should any part of this Agreement for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if the Agreement had been executed with the invalid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

H. If either party should bring a Court action alleging breach of this Agreement or seeking to enforce, rescind, renounce, declare, void or terminate this Agreement or any provisions thereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgement in the proceeding in which such legal expenses and attorney's fees were incurred.

I. Neither IMS nor Customer shall assign this Agreement or any of its rights hereunder without the prior written consent of the non-assigning party, except that Customer may assign this Agreement to a purchaser of all or substantially all of its assets or equity. A Change of Control of either party shall constitute an assignment. Upon written approval by IMS, which written approval shall not unreasonably be withheld, Customer and its assigns may assign this Agreement to any Affiliate of Customer, whether by direct assignment, Change of Control, or any other manner.

J. The parties agree not to disclose the terms and conditions of this Agreement to any third party, except (i) as required in the normal conduct of Customer's business, or (ii) as required by law or regulation including without limitation, any Federal securities law, or regulation.

ARTICLE XII.      DISPUTE RESOLUTION PROCEDURES

A. Prior to initiation of arbitration, the parties will attempt in good faith to promptly resolve any material dispute regarding this Agreement by negotiations between senior management ("Senior Management") of the parties. Senior Management of each party will meet within ten (10) calendar days of notice ("Notice of Dispute") by a party of the existence of a material dispute, at a mutually agreed time and place, to resolve the material dispute. Senior Management, who shall have the authority to settle the dispute, shall prepare and exchange memoranda stating the issues in the material dispute and their positions. If the material dispute is not resolved to the mutual satisfaction of the parties within seven (7) calendar days of the meeting of Senior Management, then the parties may attempt to resolve the controversy using mediation.

B. If the matter has not been resolved pursuant to the aforesaid mediation procedure within thirty (30) calendar days of the issuance of a party of a Notice of Dispute, or if either party will not participate in mediation, then either party may initiate arbitration upon fifteen (15) calendar days written notice to the other party. Notwithstanding the foregoing, all deadlines specified above may be extended upon mutual agreement of the parties.

C. Except for the right of either party to apply to a court of competent jurisdiction for review of the award of arbitration, for a temporary restraining order, preliminary injunction or other equitable relief to preserve the status quo, or disputes relating to breach of the confidentiality, non-disclosure or trade secret provisions of this Agreement, all claims, disputes, controversies and other matters relating to breach of this Agreement, and which cannot be resolved by the parties shall be settled by arbitration in accordance with this Agreement.

D. Notice requesting arbitration ("Arbitration Notice"), or any other notice made in connection therewith, shall be made in writing by one party and sent by certified mail, return receipt requested, to the other party. The Arbitration Notice shall state in particular all issues to be resolved in the view of the complaining party, shall appoint the arbitrator selected by the complaining party and shall set a tentative date for the hearing, which date shall be no sooner than forty-five (45) calendar days and no later than ninety (90) calendar days from the date that the Arbitration Notice is mailed. Within twenty
         (20) calendar days of receipt of the complaining party's Arbitration Notice, the respondent shall notify the complaining party of the location for conducting arbitration and the name of its appointed arbitrator. When the two arbitrators have been appointed, they shall agree on a third independent arbitrator and shall appoint such person by written notice to the parties signed by both arbitrators within thirty (30) calendar days from the date of the appointment of the second arbitrator. If the two arbitrators fail to agree upon the appointment of an independent arbitrator at the end of thirty (30) calendar days following the appointment of the second arbitrator, then the independent arbitrator shall be appointed by the American Arbitration Association ("AAA"), or its successor, in accordance with its then prevailing commercial arbitration rules then in effect. The three (3) arbitrators shall constitute the Arbitration Board ("Board").

E. The members of the Board shall be active or retired (i) lawyers or professionals familiar with insurance and/or (ii) active or former officers or management employees of insurance and/or data processing firms and/or software development companies. The person selected by the two respective arbitrators appointed by the parties shall be the umpire or chief arbitrator and must be a lawyer.

F. Arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association ("AAA") then in effect except as modified herein.

G. The parties agree that all then current employees of each with material relevant information will be voluntarily produced, at the employer's expense, for all proper discovery and arbitration hearings.

H. The cost of the arbitration relative to the arbitrators and the AAA ("Costs") shall be borne equally pending the arbitrators' award. Each party shall bear its own expenses for attorneys' fees. The prevailing party in any arbitration proceeding hereunder shall be entitled, in addition to such other relief as may be granted, to recover the portion of the Costs incurred by that party in connection with arbitration under the Agreement prior to the award.

I. The parties agree that the arbitrators shall be required to render their decision in writing within thirty (30) calendar days of the conclusion of the arbitration proceedings, unless such time shall be extended by mutual agreement of the parties.

J. With respect to any matter brought before the Board, the Board shall make a decision having regard to the intentions of the parties, the terms of this Agreement, and custom and usage of the insurance and data processing industry. Such decisions shall be in writing and shall state the findings of fact and conclusions of law upon which the decision is based, provided that such decision may not (i) award consequential, punitive, special, incidental or exemplary damages, or (ii) include a suspension of this Agreement or any provisions hereof. The decision shall be based exclusively upon the evidence presented by the parties at a hearing in which evidence shall be allowed. Said decisions may be reviewable and vacated, modified or corrected, in whole or in part, by appropriate courts of competent jurisdiction for clear abuses of discretion or errors at law by the Board. If the decision is not vacated, modified, or corrected in whole or in part upon an appeal, such decision shall be final and binding upon all parties to the proceeding and may be entered by either party in any court having competent jurisdiction.

ARTICLE XIII. ADDITIONAL AUTHORIZED STATES AND AUTHORIZED LINES OF BUSINESS - SYSTEM ENHANCEMENT PROJECTS

A. If Customer requests that IMS initiate a project (related to the Insurance Administration Services) that will require IMS to materially deviate its systems from the system functionality currently in use by IMS ("System Enhancement Project"), IMS will provide Customer, on a timely basis, with an estimate of the time and costs required to complete such System Enhancement Project along with a detailed description and project plan of the change(s) requested. The detailed description of the project, the project plan and the estimated completion date ("Project Completion Date") of the System Enhancement Project will be subject to Customer's approval in writing in its discretion, prior to any work being performed by IMS.

B. If a System Enhancement Project is authorized by Customer and IMS fails to complete a System Enhancement by the designated Project Completion Date, IMS will be subject to liquidated damages as specified in "the "Matrix" contained in APPENDIX F. Notwithstanding the foregoing, the above Matrix shall only apply to System Enhancement Projects that require more than one hundred (100) man-hours of time to complete. Further, the Customer acknowledges and agrees that delays in delivery of required documentation, data and/or information by Customer may result in a similar delay in completing a System Enhancement Project within the designated Project Completion Date. Accordingly, if Customer's fails to provide to IMS the required documentation, data or information within the date that was mutually agreed to prior to the initiating of the System Enhancement Project, then the designated Project Completion Date of the System Enhancement Project shall be extended in accordance with APPENDIX "G". The parties acknowledge that Customer's projected damages from delay are difficult to ascertain and that the amounts in the Matrix are reasonable approximations of such damages.

         IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement to be effective as of the 3rd day of May, 2000.

"IMS":                                     "Customer":

INSURANCE MANAGEMENT SOLUTIONS, INC.       RELIANCE INSURANCE COMPANY


By: /s/ D. M. HOWARD                       By /s/ MARK BENSON
------------------------------------       -------------------------------------
D. M. HOWARD                                      MARK BENSON


As its: PRES/CEO                           As its: EVP
------------------------------------       -------------------------------------


Date: 5/3/2000                             Date: 5/2/2000
------------------------------------       -------------------------------------


WITNESS:                                   WITNESS:

/s/ Wendy G. Jordan 5/3/2000               /s/ George Kowalsky 5/2/2000
------------------------------------       -------------------------------------

SCHEDULE "A" -    AUTHORIZED STATES AND INSURANCE PROGRAM

SCHEDULE "B" -    FEE SCHEDULE


EXHIBIT 1 -       COMMERCIAL LINES BUSINESS OWNER PROGRAM

EXHIBIT 2 -       COMMERCIAL LINES UMBRELLA PROGRAM

EXHIBIT 3 -       COMMERCIAL LINES WORKERS COMPENSATION PROGRAM


APPENDIX "A" -    BUSINESS OWNER STATE ROLLOUT PLAN

APPENDIX "B" -    UMBRELLA STATE ROLLOUT PLAN

APPENDIX "C" -    WORKERS COMPENSATION ROLLOUT PLAN

APPENDIX "D" -    OVERALL GOALS AND OBJECTIVES OF CYBERCHOICE (BOP) PROGRAM

APPENDIX "E" -    CUSTOMER REQUIREMENTS FOR DOCUMENTATION

APPENDIX "F" -    IMS SYSTEM ENHANCEMENT LIQUIDATED DAMAGES SCHEDULE

APPENDIX "G" -    SYSTEM ENHANCEMENT EXTENSION SCHEDULE

APPENDIX "H" -    SYSTEM DEVELOPMENT LIFE CYCLE

                                   SCHEDULE A


                     AUTHORIZED STATES AND INSURANCE PROGRAM


IMS shall provide Insurance Administration Services as described in EXHIBITS I, II AND III for the following authorized line(s) of business ("Authorized Line of Business") in the following authorized state(s) ("Authorized States"):

1.       AUTHORIZED LINE OF BUSINESS:

         Commercial Lines: Business Owners Policy (BOP) including Building, Personal Property, and General Liability.

         AUTHORIZED STATES:

         The initial authorized state to be implemented will be ___*___. The next ___*___ states will be: ___*___. The next ___*___ states will be:
         ___*___, followed by ___*___.

2.       AUTHORIZED LINE OF BUSINESS:

         Commercial Umbrella

         AUTHORIZED STATES:

         All ___*___, the ___*___ and ___*___.

3.       AUTHORIZED LINE OF BUSINESS:

         Workers' Compensation/Employers' Liability

         AUTHORIZED STATES:

         All ___*___, ___*___ and ___*___.

4.       IMS SERVICES CENTERS:

         IMS shall provide the Insurance Administration Services defined above primarily at IMS' St. Petersburg/Tampa, Florida Service Center location; or for data processing services only, at IMS' Bozeman, Montana Service Center, or with Customers' prior written approval, at another comparable IMS Service Center.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   SCHEDULE B
                    BUSINESS OWNERS, COMMERCIAL UMBRELLA AND
             WORKERS COMPENSATION/EMPLOYERS' LIABILITY SERVICE FEES


SECTION  I        IMPLEMENTATION SERVICE CHARGES

Customer shall pay IMS an "Implementation Charge" equal to $___*___ in consideration of IMS implementing the Insurance Administration Services to be performed under this Agreement. All data center charges associated with implementing the base system are included in the Implementation Charge.

Customer will pay IMS $___*___ of the Implementation Charge upon execution of the Agreement and the remaining balance of the Implementation Charges as follows:


---------------------------------------------------------------------------------------------------
The Customer shall pay IMS the following portion of the Implementation Charge, totaling ___*___, upon the completion and Acceptance of each defined "mid point"
delineated in the Rollout Plans (APPENDIX A, B, AND C) for each Authorized Line of Business:

Authorized Line of Business             Portion of Implementation Charge                Amount
---------------------------------------------------------------------------------------------------
Business Owners (Appendix A)                           *                                   *
Commercial Umbrella (Appendix B)                       *                                   *
Workers' Compensation (Appendix C)                     *                                   *
---------------------------------------------------------------------------------------------------
TOTAL                                                  *                                   *
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
The Customer shall pay IMS the remaining portion of the Implementation Charge, totaling ___*___, upon the completion and Acceptance of each Rollout Plan
(APPENDIX A, B, AND C) for each Authorized Line of Business:

Authorized Line of Business             Portion of Implementation Charge                Amount
---------------------------------------------------------------------------------------------------
Business Owners (Appendix A)                           *                                   *
Commercial Umbrella (Appendix B)                       *                                   *
Workers' Compensation (Appendix C)                     *                                   *
---------------------------------------------------------------------------------------------------
TOTAL                                                  *                                   *
---------------------------------------------------------------------------------------------------

SECTION II        DEFINITIONS

The following words will have the following meanings:

1. "Adjusted Net Direct Written Premium" ("NDWP") shall equal the gross amount of direct written premium (including increases thereto resulting from endorsements and premium audits) processed by IMS for a particular Authorized Line of Business, in a month, less the amount of reductions due to cancellations, endorsements and premium audits in such month for such Authorized Line of Business.

2. "Total Inception to Date NDWP" will mean the current sum total of Customer's monthly NDWP for a particular Authorized Line of Business, as measured Inception to Date (from the Effective Date of this Agreement).



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

3. "Charge Size" will mean the appropriate vertical column in the Charge Factor Table below, for each Authorized Line of Business, to be determined by the Customer's Total Inception to Date NDWP for that particular Authorized Line of Business.

4. "Charge Factor" will mean the appropriate percentage of premium to be paid IMS, for Insurance Administration Services rendered for a particular Authorized Line of Business, based upon the Charge Size and the Monthly Average Policy Premium for that particular Authorized Line of Business.

5. "Monthly Average Policy Premium" will mean the appropriate horizontal row in the Charge Factor Table below, for each Authorized Line of Business, to be determined by dividing the sum of the NDWP processed by IMS in a given month for that particular Authorized Line of Business by the number of new and renewal policies processed in such month for that particular Authorized Line of Business.

SECTION III       INSURANCE ADMINISTRATIVE SERVICES - SERVICE FEE SCHEDULE

Customer shall pay IMS a monthly servicing fee ("Service Fee"), for all Insurance Administration Services rendered by IMS pursuant to this Agreement. The Service Fees will be calculated as follows:

1. The appropriate Charge Size for that particular Authorized Line of Business, for each month will be identified.

2. The Monthly Average Policy Premium will be calculated and the corresponding Charge Factor in the Charge Size Column, for that particular Authorized Line of Business, will be identified.

3. Each Service Fee, for a particular Authorized Line of Business, will equal the product resulting from multiplying the Charge Factor in the Charge Factor Table (at the intersection of the Average Monthly Policy Premium row and the Charge Size column) times the NDWP processed by IMS for the month for that particular Authorized Line of Business.


-------------------------------------------------------------------------------------------------------------
                                                 BUSINESS OWNERS
                                               CHARGE FACTOR TABLE
                               CHARGE SIZE (BASED ON TOTAL INCEPTION TO DATE NDWP)
-------------------------------------------------------------------------------------------------------------
Monthly
Average                   *                 *                 *                 *                 *
Policy
Premium
-------------------------------------------------------------------------------------------------------------
___*___                   *                 *                 *                 *                 *

-------------------------------------------------------------------------------------------------------------

___*___                   *                 *                 *                 *                 *

-------------------------------------------------------------------------------------------------------------

___*___                   *                 *                 *                 *                 *

-------------------------------------------------------------------------------------------------------------


Any reduction in the applicable Charge Factor, resulting from the attainment of a certain level of Total Inception to Date NDWP production level as specified above, shall only be applicable to



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

business processed by IMS after Customers' Total Inception to Date NDWP production reaches that certain specified level.


-------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL UMBRELLA
                                               CHARGE FACTOR TABLE
                                CHARGE SIZE BASED ON TOTAL INCEPTION TO DATE NDWP
-------------------------------------------------------------------------------------------------------------
Monthly                    *                                   *                                   *
Average
Policy
Premium
-------------------------------------------------------------------------------------------------------------
___*___                    *                                   *                                   *

-------------------------------------------------------------------------------------------------------------

___*___                    *                                   *                                   *

-------------------------------------------------------------------------------------------------------------

___*___                    *                                   *                                   *

-------------------------------------------------------------------------------------------------------------

Any reduction in the applicable Charge Factor, resulting from the attainment of a certain level of Total Inception to Date NDWP production level as specified above, shall only be applicable to business processed by IMS after Total Inception to Date NDWP production reaches that certain specified level.


-----------------------------------------------------------------------------------------------
                                   WORKERS' COMPENSATION
                                    CHARGE FACTOR TABLE
-----------------------------------------------------------------------------------------------
Monthly                *              *            *            *             *       *
Average Policy                                                                        *
Premium                                                                               *
                                                                                      *
-----------------------------------------------------------------------------------------------
___*___                *              *            *           *            *         *
___*___
-----------------------------------------------------------------------------------------------
___*___                *              *            *           *            *         *
___*___

-----------------------------------------------------------------------------------------------
___*___                *              *            *           *            *         *
___*___

-----------------------------------------------------------------------------------------------
___*___                *              *            *           *            *         *
___*___
-----------------------------------------------------------------------------------------------

SECTION IV        HYPOTHETICAL MONTHLY SERVICE FEE

For illustrative purposes only, a hypothetical monthly Service Fee for the Business Owners Authorized Line of Business is set forth below:

Customers' Total Inception to Date NDWP at the end of the example month was $___*___. The Charge Size column is therefore $___*___ to $___*___. In this month IMS processed 2000 policies with a NDWP of $___*___. The Monthly Average Policy Premium row is $___*___. The hypothetical monthly Service Fee will be equal to ___*___.

The above example is representative for the Authorized Lines of Business of Business Owners and Commercial Umbrella only.




* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

SECTION V         MISCELLANEOUS FEES

1. System modifications, enhancements, interfaces to Customer or other third-parties systems will be performed on a time and materials basis @ $___*___ per person, per hour, subject to an annual adjustment based on IMS' then current standard fees.

2. Data Conversion from existing Customer system to IMS system will be performed on a time and materials basis at the rate of $___*___ per person, per hour.

3. Third-party information services used to provide the Insurance Administration Services will be a pass-through expense to Customer.

4. Data communication line charges (used by IMS solely for Customer) will be a pass through expense to Customer.

5. IMS will provide data entry services at IMS' servicing office at the time and materials rate of $___*___ per person, per hour.

6. Brio(R) (a third party reporting tool) is approximately $___*___ per full service seat license or $___*___ for a limited seat license. Customer shall maintain responsibility for purchasing the appropriate number of licenses for their use.

SECTION VI        WORKERS COMPENSATION PARTNERSHIP INCENTIVE

1. IMS shall pay Customer, provided that Customer is in material compliance with the material terms of the Agreement, the following advance payments, which will represent Customer's incentive fee for the first ___*___ of Net Direct Written Premium ("Client WC NDWP") for Workers Compensation Business processed by IMS, using the WC Software (as defined in the Agreement) or any alteration, modification or enhancements of the WC Software (collectively, "Client WC Software"), for Clients other than Customer.
                ___*___                ___*___
                ___*___                ___*___
                ___*___                ___*___
                ___*___                ___*___

         At Customer's expense, Customer will be permitted reasonable access to IMS' records, information, personnel and facilities (excluding, specifically, proprietary Technical Information of IMS and the Clients and proprietary confidential information of the Clients) reasonably necessary to verify IMS' compliance with the terms of this Section VI. Access to IMS' records, personnel and facilities will be provided during normal business hours upon ten (10) Business Days prior written notice to IMS by Customer.

2. After the threshold of ___*___ Client WC NDWP is met ("Threshold Date"), IMS shall pay Customer __*__ of Client WC NDWP for Workers Compensation business processed by IMS, using the Client WC Software, for Clients other than Customer. Beginning on the month after the Threshold Date, IMS shall deliver quarterly reports to Customer on the amount of Client WC NDWP administered, using the Client WC Software, on behalf of Clients hereunder. After the Threshold Date, IMS shall make such payments with respect to Client WC NDWP accrued during any term of this Agreement. IMS shall make such payments quarterly and shall accompany each payment with a statement showing Client WC NDWP during the applicable quarter and the calculation of such fee.




* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

3. The payment fees to the Customer described in this Section VI are dependent on the execution of the Agreement not later than April 14, 2000. For any delay in the execution of the Agreement beyond April 14, 2000, each corresponding payment to the Customer will be delayed proportionately to the same Business Day of the following month as defined in this Section VI.

                                   EXHIBIT I

                    COMMERCIAL LINES BUSINESS OWNERS PROGRAM

DEFINITIONS

Capitalized terms, not otherwise defined in the Agreement or in this Exhibit, shall be construed as otherwise generally understood in the insurance and data processing industry.

PLAN OF OPERATION

PROJECT ASSUMPTIONS

With the expansion of Customer's business plan to incorporate its new Business Owner's Policy ("BOP") insurance product it intends, over the short-term, to use its current Customer insurance sales agent network. Ultimately, by expanding its product offerings Customer will increase its distribution channel and create the opportunity for significant premium growth.

In order to ensure that Customer is positioned to achieve its stated goals and that it will be able to provide its insurance sales agents ("Agents") with an Internet solution that is compatible with their current system capabilities, IMS has developed the following system requirements for the BOP insurance product. These requirements are based upon numerous discussions that have taken place with Customer's key management team over recent months.

1. To meet Customer's business objectives IMS will implement a system with the following system functionality:

         o   Quick quote function

         o   User controlled editing to establish distinct underwriting rules

         o   Use of  Customer company specific policy forms

         o   Customized output with Customer specific logo on forms

         o   Loading of rate files

         o   Use of  Customer rates/loss cost multipliers for BOP

         o   Receivables processing

         o   Automated renewal/endorsement process

         o   Cancellation processing

         o   Reinsurance processing

         o   Claims data management

         o   Agency management reporting

         o   Premium and commissions accounting

         o   Generation of commission statements and checks

         o   Compliance of statutory reporting

         o   Testing of all functions with Customer's data

         o Controlled environment with Customer approval and sign-off of test results

         o   Document packaging

         o   Cash processing

         o   Audit/inspection processing/vendor management

         o Interfaces for Customer's clearance system, FARE, ISO GUS and D&B, and Claim TPA

2. Customer will not use ISO policy forms. There are 5 company specific general forms, 12 property forms, and 21 liability forms. Of these, 5 will be dynamic declarations displaying all limits for included and optional coverages in the Insurance Program. The remaining forms will be static. In addition, there will be one (1) to three (3) forms per state that are state specific and may contain minimal dynamic data. It is assumed these additional forms will only vary slightly when implemented requiring minor maintenance support and that certain additional forms may be required to be added to BOP from time to time. However, with regards to any additional forms that may be added from time to time, Customer shall be billed for the System Enhancement at the time and materials rate unless: (a) the System Enhancement will take less than forty (40) hours to complete; and/or (b) the form to be implemented is state mandated form.

3. Customer will promptly provide IMS with all data required on the declaration pages. IMS will create the sample declaration for Customer's approval based on the data provided. All coverage limits will be displayed on the property or liability declarations. In addition to these declaration pages, Customer also requires a schedule of forms and endorsements applicable to the program, common policy declarations, and a schedule of locations. All forms contain dynamic data.

4. In order to utilize document packaging, OCR lines must be printed on all forms.

5. Customer will inform IMS of any changes to forms and any new versions and their attachment rules as they are developed.

6. In order to utilize other third party databases (GUS, Dun & Bradstreet) and build the necessary interfaces with these third party databases, Customer will negotiate with the various information service providers so that it will in turn allow IMS electronic access to their databases for use in processing Customer's business.

7. IMS will, at least initially, have to rely on Customer to provide IMS with regulatory and ISO requirements and inform IMS of the necessary changes in all Authorized States. Once IMS receives these notices IMS will apply the changes and ensure compliance.

8. Customer will promptly provide the necessary resources to handle the reporting required for state-specific calls based on the data provided by IMS through FARE (a Customer proprietary system).

9. IMS will assist the Customer corporate bureau reporting team by providing the appropriate premium and loss information for the annual verification submission to ISO.

10. Customer will promptly provide IMS with an electronic copy of the specific Cybercomp class codes that will apply to the eBOP program.

11. In order to develop the final system specifications and to complete the business requirements document, IMS will require the following additional information:

STATE SPECIFIC INFORMATION:

         o   State filings as completed

         o   Underwriting manuals by state as completed

         o Cause of loss codes by coverage and state (if state differences apply)

         o   Add state-specific forms and distribution

GENERIC INFORMATION:

         o   Annual statement line of business by coverage

         o   Binding requirements and workflow

         o   Standard anti-fraud wording

         o   Endorsement business rules and workflow

         o   Cancellation business rules and workflow

         o   Reinstatement business rules and workflow

         o   Audit business rules and workflow

         o   Generic forms and distribution

         o   Inspection business rules and workflow

         o   New business rules and workflow

         o   Renewal business rules and workflow

12. Customer's underwriting group will provide IMS with the necessary changes to the prototype screens. IMS will apply these changes to the screens once they have been received from Customer. Screens to be developed based on product rules and guidelines to be provided. IMS will identify functional changes outside the scope of the original Agreement and assess impact to cost and time schedule as necessary.

13. A list of the standard reports available from IMS has been provided to Customer for its review. Customer can choose the reports that it would like to receive on a regular basis from this list.

14. IMS will create a policy transaction file to be provided on-line to Customer's claim third party administrator ("Claim TPA") for coverage verification. It is IMS' intent to provide the coverage verification data file to the Claim TPA's and Cybercomp on a daily basis by posting the data file to the web-enabled front-end for the Claim TPA's to access only their data. It will be the responsibility of the Claim TPA to download the data on a daily or interim basis. IMS will hold the daily files for a period to be reasonably agreed upon by Cybercomp and IMS. As a transitional phase for the Claim TPA's retrieving the claims data from the Internet, IMS will provide the data files to the Claim TPA's via e-mail.

15. Customer will not be issuing short-term policies. Agents will have to issue full term policies and cancel if necessary. Customer will promptly provide IMS the rules to follow for canceling the policy on a pro-rata basis.

16. Customer will offer a multi-year term policy if Customer and IMS mutually agree such an offering can be supported in the existing IMS system infrastructure with little to no change and without impact to the implementation schedule or cost.

17. IMS can support the use of a building code effectiveness grading system in the rating algorithm if necessary. Customer will promptly provide IMS the criteria to be used in the rating.

18. IMS can support a minimum retained premium, which is referred to as a "flat minimum". Customer will promptly provide IMS with the minimum to be used for the Customer's BOP policies.

19. Customer will promptly provide IMS the zip codes to territory mapping for use in rating and statistical reporting.

20. IMS can support a 6-digit classification code ("6-Digit Code"). The 6-Digit Code will be comprised of the 4 position SIC code and a 2 position code identifying the type of business. Management reporting will be done based on the 6-Digit Code and will not require reporting based a breakdown of the class code.

21. IMS will follow the exception processing guidelines established by Customer for processing submissions that fall outside the Customer's BOP underwriting guidelines.

22. IMS will provide the Claim TPA's access to the policy forms to make decisions on coverage. The process to be used for providing access will be agreed upon by Customer and IMS and will not impact the implementation schedule or cost.

23. IMS' system performs field value and relational editing as the user inputs data. Customer will promptly provide IMS the edits to be used for the Customer's BOP program.

24. IMS' system will retain submission data input by Agent as soon as the reservation is cleared and the quote process is allowed to continue. This data will be available for management reporting as per Customer's request. IMS will evaluate each request and provide an estimate to implement based on the agreed upon process for enhancement requests.

25. Customer Claim TPA's are responsible for submitting accurate data in the correct position, size, type and format and with the correct values as assigned by ISO or IMS. All data formats should be edited prior to submission to IMS.

26. Customer Claim TPA's will submit one (1) file monthly to IMS by tape cartridge or as ASCII files attached to e-mail by a predefined timeframe to be determined after the completion of the detail business requirements.

27. IMS will provide an error report of claims rejected by the interface due to incorrect data being submitted. The report will be provided on a monthly basis after processing the current month claims file from the Claim TPA. Claims that do not pass all edits will be rejected in their entirety. Rejected claims will be corrected and resubmitted with all data previously rejected, including all financial transactions. All resubmitted transactions should be included with the next Claim TPA file transmission. All claims passing edits will be processed to IMS' system.

28. IMS will provide Customer with the required policy/claims data for calculating the Claim TPA's processing fees.

29. Customer will pay all Claim TPA fees as per contract between Customer and the Claim TPA. Any services offered by IMS for Claim TPA data processing beyond the contracted services will be charged to Customer per the Agreement based upon prior approval from Customer.

30. Customer is looking to acquire the services of a single toll free vendor ("Toll Free Vendor") for claims reporting. This Toll Free Vendor will also need a copy of the policyholder coverage information to confirm coverage, locations and forms and provide the necessary data to the Claim TPA for administering the claims. It is IMS' intent to provide the Toll Free Vendor access to the coverage verification data needed through IMS' web-enabled front-end. The Toll Free Vendor will need access to more policy data than the Claim TPA. The IMS security levels will define which data is to be accessed by the Toll Free Vendor or the Claim TPA and allow the Toll Free Vendor access to all policy data irrespective of the Claim TPA assigned.

31. IMS will provide insured welcome letters ("Welcome Letter") to be generated and mailed out of the IMS system. The Welcome Letter consists of a one (1) page document that is mailed to the Insured. The Welcome Letter will be mailed with the policy if the policy is mailed within seven (7) Business Days of binding. If policy is not prepared for mailing within seven (7) Business Days, the Welcome Letter will be mailed separately.

32. IMS will provide time and material estimates to implement the various components required for interfacing the Kokopelli designed web-site to the IMS system as the detail specifications are provided by Customer. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT. These components are as follows:

         o RFP - IMS will be given an opportunity to respond to the RFP for hosting the web system.

         o Agency profile and set up will be done on Kokopelli front-end. Customer will require that the Agent have a logon for Kokopelli and a separate logon to the IMS application as an additional security layer. Agent will be required to input his or her password to access quote and support application. IMS will develop the interface/integration between the IMS security system and Kokopelli.

         o IMS will develop a https protocol between Kokopelli and the IMS' producer system and the PDS agent master when agency appointment is approved, updated, cancelled.

             Customer will need to establish the procedures for handling sub-agents via the Kokopelli system or other defined process.

         o IMS will provide a daily file containing policy status information to the Kokopelli system. The insureds access is limited based on whether an in-force policy exists for the insured.

         o IMS will provide insured access to the loss run reports provided to the Agents via the support site. The navigation should be streamlined to eliminate the selection choices and display only the loss run report for the insured's policy.

         o Customer will promptly provide IMS screen prints of the Kokopelli web-site in order to develop a similar look and feel for the product sites being developed. The color scheme and background layout of the Kokopelli site should be similar in the product sites. All other functions will be specific to the product application or follow the current Workers Compensation Internet application.

         o IMS will provide separate time and material estimates for components listed above based on whether IMS is the web hosting vendor or not.

         o In the event the Kokopelli solution for the Agent appointment is not in production prior to the implementation of the first state rollout on the IMS system, an alternate solution for establishing the Agent data in the IMS system will be developed.

33. IMS will provide Customer a time and materials estimate to implement an interface to a premium finance company for retrieving a finance quote and establishing financing at binding. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

34. IMS will offer Customer the capability of tracking the Claim TPA take-over process in the claims data interface. The additional processes for providing data extracts and reports for the current and new Claim TPA, will be estimated by IMS on a time and material basis. DELIVERY OF THESE ADDITIONAL PROCESSES IS OUTSIDE THE SCOPE OF THE AGREEMENT.

35. IMS will provide the ability for Agents to process premium and non-premium endorsements to in-force policies via the Internet application.

36. IMS will provide the management of the inspection and audit vendors selected by Customer for responding to service requests. The management of these vendors will be based on the defined rules and guidelines established by Customer. IMS and Customer will jointly share in the efforts to develop an automated solution for the vendor management process in the IMS system.

37. The IMS system will handle capturing multiple aggregates at the coverage level. IMS will provide a report to Customer identifying policies where a percentage of the policy aggregate has been met.

38. IMS will offer Customer an interface to an appropriate vendor to be selected by Customer, or to integrate the vendor's database and calculation algorithm, to perform an insurance-to-value calculation. IMS will provide a time and materials estimate upon receipt of the file specifications and business requirements to implement this function. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

39. IMS will offer Customer an interface to the Hartford Steam Boiler Inspection and Insurance Company for the purpose of submitting premium bordereaux and the corresponding premium payments on a monthly basis within the days specified in the treaty. IMS will provide a time and materials estimate to implement this function. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

40. IMS will offer Customer a data feed to Customer's catastrophe modeling system. IMS will provide a time and materials estimate to implement this function. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

41. IMS will provide cover pages in color (blue or black ink) with the graphics based on line of business.

42. IMS will provide Customer the capability to offer its Agents installment agency billing for Agents' Business Owners' Policies. With the cooperation of Customer, this function will be made available to Customer no later than twelve (12) months from Customer's request to implement this function.

                            REQUIREMENTS DEFINITION

                             BUSINESS REQUIREMENTS

THIS SECTION DETAILS THE APPLICABLE STIPULATIONS OF THE INSURANCE
ADMINISTRATION SERVICES TO BE PROVIDED UNDER THE AGREEMENT BASED ON THE CATEGORIES LISTED BELOW.

1.       DOCUMENT PACKAGING REQUIREMENTS

IMS uses automated, system-generated forms, from policy declaration pages to Agent statements, and maintains the necessary form information: form names, recipients, and printer instructions, including variable information such as company name and address. The IMS system not only catalogs all current forms in use, but also stores previous versions of forms should IMS need to retrieve them for Customer's legal or auditing purposes.

Standard Forms and Distribution:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         DOCUMENT
                                                       FORM              PACKAGING
FORM DESCRIPTION                                       RECIPIENT         RECIPIENT          DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------------------
Declarations                                           I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Installment Due Notice                                 I,L,X             I, L, X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Schedule of Payments                                   A only            A only             Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Short Down Payment Notice                              I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Premium Notice                                I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Cancel Underwriting (reason codes on back)             I,A,L,X           A,L,X              Insured's copy goes proof of mail to
                                                                                            insured
----------------------------------------------------------------------------------------------------------------------------------
Notice of Cancellation (reason codes on back)          I,A,L,X           A,L,X              Insured's copy goes proof of mail to
                                                                                            insured
----------------------------------------------------------------------------------------------------------------------------------
Notice of Nonrenewal (reason codes on back)            I,A,L,X           A,L,X              Insured's copy goes proof of mail to
                                                                                            insured
----------------------------------------------------------------------------------------------------------------------------------
Confirmation of Cancellation                           I,A,L,X           A,L,X              Insured's copy goes proof of mail to
                                                                                            insured
----------------------------------------------------------------------------------------------------------------------------------
Cancellation Nonpay (has coupon on back)               I,A,L,X           A,L,X              Insured's copy goes proof of mail to
                                                                                            insured
----------------------------------------------------------------------------------------------------------------------------------
Cancel Policy Financial Status                         A only            A only             Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Notice of Reinstatement                                I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Notice of No Coverage                                  I,A,L,X           A,L,X              Insured's goes proof of mail to insure
----------------------------------------------------------------------------------------------------------------------------------
Additional Premium Due                                 I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Premium Due Notice                                     I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Past Due Premium Notice                                I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Balance Due Notice                                     I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Balance Due Final Notice                               I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Renewal Notice/Payment Schedule                        I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
Final Renewal Notice                                   I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
BAS/Corr Letterhead                                    I,A,L,X           I,A,L,X            Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------
All coverage forms                                     I only            I only             Recipient's copy directly to recipient
----------------------------------------------------------------------------------------------------------------------------------


Legend: I = Insured, A = Agent, L = Lender, X = Additional Interest/Imaging Requirements

2.       IMAGING REQUIREMENTS

The IMS underwriting department has access to all documents that are sent to IMS and all document packaging output documents related to a policy through an electronic form archive. As a standard procedure all system-generated documents are transmitted to the IMS imaging system via Computer Output to Laser Disc ("COLD"). These stored images are duplicates of the original documents sent to the policyholders, Agents and other respective parties and can be reproduced for Customer, its auditors, reinsurers, and its Agents upon request. IMS does not retain hard copy documents once the IMS records management department scans the images into the system.


3.       INPUT REQUIREMENTS

The information required for quoting and binding a policy shall be input into the IMS system by Customer's Agents using the Internet. IMS' underwriting department will be prepared to handle exception processing that may occur based on procedures defined by Customer. As defined in Customer's underwriting guidelines, the largest building content value will be marked as a key location. The first location address will then automatically pre-fill the mailing address. Modifications to quotes will not be indicated on the production report. Customer will promptly provide IMS with three sets of questions designed to classify different types of commercial property risks such as restaurants and contractors.

An individual Agent will be able to enter the same quote within a predefined number of attempts. If this number is exceeded that Agent will not be allowed to continue the process and will automatically be referred to IMS' customer service department for assistance. The production quote count will not be affected by an unsuccessful quote attempt.

The input requirements are based solely on the information provided by Customer to IMS. During the implementation of the Rollout Plan, as the detailed underwriting information for each state is determined, additional requirements will be incorporated into the project scope.


4.       MANAGEMENT REPORTING REQUIREMENTS

The reports that Customer provided to IMS have been analyzed and compared to the IMS standard reports to ensure that the information Customer requires is available. This analysis and a list of IMS' standard reports have been provided by IMS to Customer and Customer acknowledges receipt thereof. IMS will send a weekly e-mail with the Weekly Data File Report that represents the Agent's BOP books of business to each Marketing/Field Representative. IMS will also send this information to Customer's Accounting Group via e-mail. In addition, IMS will provide an accounting group report that contains all BOP books of business sorted by Customer's Marketing/Field Representative.

5.       AD HOC REPORTING REQUIREMENTS.

IMS utilizes a third party ad hoc reporting tool called Brio(R).

Brio(R) Report provides the enterprise reporting tools and technology that Customer will need to develop and process a complete range of reports, from small reports to mission-critical operational reports that access large volumes of data in production databases, legacy applications, and data warehouses. Output from Brio(R) Report can range from high-volume printed reports to highly interactive reports delivered via the Web.

BRIO(R) CAPABILITIES

The following is a list of Brio(R) capabilities that Customer may choose to utilize. The use of these features is determined at the end user level.

         o   Merge premium data with loss data

         o   Read only so that the data can be changed

         o   Drill down into the data

         o   Intelligent method for subtotaling and totaling

         o   Can filter the data by year to date, week to date, etc.

         o   Time Service Report -- e-mailed or static on the Customer web site

         o   Running the month end process on
             a weekly basis

         o Fifteen (15) file layouts for reporting against Month End (samples were previously provided to Customer

         o Three to five (3-5) additional file layouts based on specific data reporting requirements to be provided by Customer which will not require the capture of additional data within the base system database.

NOTE: In order for Customer to realize the full benefits of the Brio(R) reporting tool, it would be necessary for Customer to establish a dedicated line into the IMS system. This would allow Customer to access Brio(R) and Customer-specific data.

6.       FORMS

Customer will not use ISO policy forms. There are 5 company specific general forms, 12 property forms, and 21 liability forms. Of these, 5 will be dynamic declarations displaying all limits for included and optional coverages in the program. The remaining forms will be static. In addition, there will be one (1) to three (3) forms per state that are state specific. Certain additional forms may be required to be added to BOP from time to time. However, with regards to any additional forms that may be added from time to time, Customer shall be billed for the System Enhancement at the time and materials rate unless: (a) the System Enhancement will take less than forty (40) hours to complete; and/or
(b) the form to be implemented is state mandated form.

7.       OUTPUT AT AGENT'S OFFICE

In response to Customer's request that specific forms be available to print in the Agent's office IMS agrees to provide the following:

         o   Quote

         o   Memorandum of coverage

         o   Application

         o   Binder

         o   Billing status information

         o   Policy status information

         o   Employer limits information

         o   Policy loss run report

         o   State specific program underwriting forms

         o Premium finance agreement (creation of the finance agreement requires an interface with a premium finance company. THIS INTERFACE IS OUTSIDE THE SCOPE OF THIS AGREEMENT.

8.       STATISTICAL, FEDERAL AND STATE REPORTING REQUIREMENTS

IMS will support regulatory reporting for the eBOP program. IMS will ensure that all of the required fields necessary to produce the required information are defined in the system. IMS will also utilize the ISO edit package for validation of data prior to reporting.

IN ADDITION TO MEETING THE FEDERAL AND STATE REPORTING REQUIREMENTS, IMS WILL PROVIDE THE FOLLOWING ISO REPORTING SUPPORT SERVICES:

         o Quarterly or as dictated by each state's reporting requirements statistical reporting to ISO under the Businessowners module of the commercial stat plan

         o   statistical agent liaison

         o IMS will assist the Customer corporate bureau reporting team with the annual verification by providing the necessary reconciliation of statistical or financial variances using the required ISO definition codes

         o IMS will offer Customer selected data for a Customer data feed to its catastrophe modeling system. (THIS INTERFACE IS OUTSIDE THE SCOPE OF THIS AGREEMENT.)

9.       STATUTORY REQUIREMENTS

IMS recognizes that statutory requirements will vary from state to state. IMS agrees to analyze and document these requirements based on the information provided by Customer as each new Authorized State is phased in.

10.      UNDERWRITING REQUIREMENTS

The underwriting decisions for the Businessowners insurance product will be completed utilizing an underwriting template provided by Customer. The underwriting will take place on-line via specially designed screens and will provide automatic rejection of applications that do not meet the defined underwriting guidelines. When a fax or mail-in submission is received, the IMS commercial underwriting department will use the Internet screens and the predefined Customer rates, rules and guidelines in the IMS system to issue or reject the policy.

AUDITS

IMS will provide audit letters for the Customer new business and renewal policies, upon receipt of an application for a BOP risk that requires IMS to send an audit letter requesting underwriting information, such as prior loss history, payroll and gross receipts. IMS will follow audit guidelines that will be provided to IMS by Customer. IMS will take "necessary steps" if no response is received from the insured, which necessary steps may include issuance of a second audit letter and/or issuance of an underwriting cancellation notice. When an audit response is returned to IMS, IMS will process the appropriate credit or debit to the policy, and send follow-up correspondence with an explanation of the reason(s) for the change in policy premium.

In addition to the Audit letters, IMS will also send notification to the Audit TPA of Customer's choice that will inform the Audit TPA that a particular risk requires an on-site audit. Upon receipt of a complete audit finding, IMS will then process any necessary changes to the policy, as outlined by Customer.

INSPECTIONS

IMS' commercial underwriting department will order, on behalf of Customer, underwriting inspections from Customer's inspection administrator as required by state mandates or Customer's underwriting rules and guidelines. IMS will process the resulting policy updates, as outlined in Customer's underwriting manual, such as cancellations or documentation on the policy.

REINSTATEMENT WITH A LAPSE IN COVERAGE

IMS will process reinstatements subject to the guidelines set by Customer.

EXCEPTION PROCESSING

Submissions that fall outside of Customer's Business Owner's Program underwriting guidelines and that result in a disputed rejection, will be handled according to an "Exception Processing" document that will be created and approved by Customer with consultation and input from IMS.


10.1     ACCEPTABLE CLASSIFICATION

Customer will promptly provide IMS the Customer classes eligible for the eBOP Program. Customer will then provide a matrix to IMS for use during policy processing in determining eligible classes, cross-editing of classes and generation of class specific forms.

10.2     POLICY LEVEL GUIDELINES

Customer's specific underwriting rules will be displayed on a customized data entry screen. The system will be designed to ensure that the Customer specific criteria are met before the risk is accepted. The underwriting rules will vary by state.

Additional state specific underwriting guidelines will be utilized for the eBOP program. IMS will provide these guidelines in the form of underwriting questions, as shown in the eBOP Prototype. The resulting response from the Agent will determine the acceptability of the risk. IMS will use the two sets of questions that will be required for restaurants and contractors.

10.3     RISK SCORING

IMS will use the criteria defined by Customer to score the risk and determine the appropriate product tier. Based on Customer's requirements, IMS will establish a default in the system so that if a score is generated that is outside the tier range (example provided is +100 to -100), an error message will be generated in the system. The user will be informed Customer is declining to quote the business and the reason why.

The risk scoring function in the system will allow for different criteria range thresholds and automatically make point assignments by state. Additionally, an effective and expiration date will be used in the AS/400 system tables to allow changes within the state set up.

Policies insuring multiple locations will generate a risk score for each location with a weighted average of the risk scores for all locations.

In states allowing filing of multiple tiers within a single company, the tier rate will be applied using discounts and/or surcharges. In states requiring separate companies per tier, the rates will be calculated by applying a rate factor after the completion of premium development for the risk.

Based on the weighted average risk score generated during the rating process, the risk will be placed in the appropriate product tier.

An example of a possible multiple company rating tier is provided below (as provided by Customer):


------------------------------------------------------------ ------------------ -------------
                                                              RISK SCORE POINT   TIER RATING
        INSURANCE COMPANY                                          RANGE            FACTOR
------------------------------------------------------------ ------------------ -------------
    Reliance National Insurance                                    ___*___         ___*___
------------------------------------------------------------ ------------------ -------------
    United Pacific                                                 ___*___         ___*___
------------------------------------------------------------ ------------------ -------------
    Reliance Insurance                                             ___*___         ___*___
------------------------------------------------------------ ------------------ -------------
    Reliance National Indemnity                                    ___*___         ___*___
------------------------------------------------------------ ------------------ -------------
    Reliance Universal Insurance                                   ___*___         ___*___
------------------------------------------------------------ ------------------ -------------


An example of the risk criteria that IMS will use for the development of the risk scoring mechanism is shown below (as provided by Customer):


------------------------------------------------------------- --------------------------------------- ---------------------
                        CRITERIA                                                RANGE                         POINTS
------------------------------------------------------------- --------------------------------------- ---------------------
Years In Business At Location                                                     *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
History Verification From D&B                                                     *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Credit Scoring                                                                    *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Building Age                                                                      *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Classification                                                                    *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Standard Industrial Classification (SIC) Verification                             *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Crime Scoring                                                                     *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Distance From Water                                                               *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

------------------------------------------------------------- --------------------------------------- ---------------------

Central Station Burglar & File Alarm                                              *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Length of Time Without Reported Claims                                            *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *

------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *

------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *

------------------------------------------------------------- --------------------------------------- ---------------------
                                                                                  *                             *
------------------------------------------------------------- --------------------------------------- ---------------------
Large Building Credit                                                             *                             *
------------------------------------------------------------- --------------------------------------- ---------------------

10.4     COVERAGES

Customer's Businessowners policy will provide basic coverage with the option to select a package endorsement for predefined increased limits. The product will also offer the ability to choose additional increased coverage/limits for selected coverages within the product. At a minimum, the Customer BOP product will offer basic coverage limits for Building or Business Personal Property and Business Liability.


11.      RATING REQUIREMENTS

Customer will promptly provide IMS with rating development guidelines that will be incorporated into the rating algorithms. Customer established these guidelines from the ISO Commercial Lines Manual. Specific rules and paragraphs from the ISO Commercial Lines Manual are referenced within the explanation of the general rating rules below:

11.1     GENERAL RATING RULES

         o Factors or multipliers are to be applied consecutively and not added together unless otherwise specified.

         o Round rates, factors and multipliers after the final calculation to three decimal places. Five-tenths or more of a mill shall be considered one mill, for example, .1245 = .125.

         o Round the premium for each coverage for which a separate premium is calculated to the nearest whole dollar. Round a premium involving $.50 or over to the next higher whole dollar.

         o Compute premium for mandatory coverages by using the limit of insurance and, once computed, apply the premium separately to building and business personal property. The limit of insurance must be the replacement cost value (Rating Basis Code 2) of the property to be insured. This does not apply to fast food restaurants.

         o   Applicable to eligible fast food restaurants:

             a. Compute premium separately for mandatory property and liability coverages.

             b. For mandatory liability coverage, the rates apply per $1,000 of gross sales.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

11.2     PREMIUM DEVELOPMENT

Businessowners policies are class rated. The building and personal property rates are stored and accessed in system tables based on territory, building construction, public fire protection, building occupancy, and whether or not the building has a sprinkler system. Optional coverages result in the addition of a flat premium or can be increased by applying a rate to the insured values, depending on the coverage.

12.      PROPOSED DETAILED INTERNET WORK FLOW

The following proposed detailed workflow provides an outline of the tasks that shall be completed by an Agent in order to enter a new Businessowner policy. The workflow for interfacing with third-party vendors such as GUS and Dunn & Bradstreet may change based on availability and cost to Customer of data from the third-party sources. As long as the number of interfaces and the data required for validation does not increase from what was previously defined the workflow may require only slight modification. As part of the eBOP project IMS will develop the screens and processes to support these functions.

IMS encourages the processing of cash through Electronic Funds Transfer (EFT), which is IMS' preferred method for processing cash quickly and efficiently. At least initially, Customer would like to have the ability to process checks and credit card payments in addition to EFT. To support this request IMS will make all three of these methods available.

(Work flow diagrams for renewals, endorsements, cancellations, and reinstatements will require further review and discussion with Customer before being finalized. However, similar or like work flow processes are anticipated for these transactions.)

12.1     eBOP Proposed Internet New Business Process Diagram




                                                          Entrance Screen


                                                              Quote of
                                                              Support      Support      Support Flow

                                                               Quote

                                                 State Selection / Effective date

                                                           Eligiblility                                           No

                                                             Eligible


                                                                Yes

        Retrieve D&B and
         Clearance Info                             Dun and Bradstreet Lookup

                                                    Years in Business / Losses

                                                       Policy Level Coverage

                                                        Location / Coverage
Mostly

                                                             Additional
                                                             Locations                      Yes


                                                                No


                                                             Coverage
                               Building                       Option                      Contents


                                                       Building and Contents


                           Building Coverage      1st     ---    O    ---     2nd      Contents Coverage
         Loop                                                                                                  Loop
       repeated                                                                                              repeated
       for each    Yes                                                                                       for each
       Location               Additional                                                                     Building
                              Buildings                                                Contents Options


                                  No

                                                           Loop
                                                         Repeated                                                           Return
                           Buildings Options             for each                                                          entrance
                                                         Building                                                           screen

                                                                                           Proposal


                                                Retrieve GUS Info for all Locations


           Continue
           Working                                      Quote/Premium                      Print

                                                                                                             Quote

             Bind

           Binding                                 Binding            System Marks                        Agent Faxes
         Information         Anti-Fraud         Instructions         Policy Pending        Application    EFT to IMS
                                                                          Cash


                                                   Binder


12.2     Customer Proposed Cash Process Diagram



                                              IMS Entering Cash
                                                Initiates Cash
                                                    Process


                                     Check     Retrieve Funds                     ACH                               Sweep Account



                             Check Received                                                 Bounced ACH                  Funds
                                                 Credit Card                             Charged to Agent/   No       Transferred
                                                                                              Insured


    IMS Continues
 collection efforts    No    Check clears                                                  Sweep Account
                                                   Credit
                                                  Processed                                                              Yes
                                  Yes

 Notify Reliance Via                                               Bounced ACH
       Email                                                    charged to Agent/    No        Funds               Automatic Policy
                                                                     Insured                Transferred                Issuance
                           IMS Issues Policy
                                              Yes
                                                     No
  IMS Cancel Policy                                                  Submit
                                                                  Credit Card #      No    Cancel Policy
                                                                   w/in 24 hrs.


                                                                       Yes


                                                             System generates Output                   Dec

                                                          Premium deposited in Reliance
                                                                     Account                      Policy Issuance
                                                                                                  Notice to Agent
                                                    Reliance funds transferred to Reliance
                                                               operating account

                                                         IMS will draw fee from Reliance
                                                                operating account


13.      CUSTOMER SERVICE

Although IMS realizes that most of the transactions that IMS will be processing for Customer will be received through the Internet, the need for customer service, once a policy has been issued, still exists. IMS' commercial lines staff will quote submissions and bind coverage if an Agent accepts, based on verification of the program guidelines, required underlying limits of insurance and any applicable exclusion(s).

The IMS commercial lines customer service department associates will undergo comprehensive product training that will include Customer's eBOP policy guidelines.


13.1     POLICY PROCESSING

In conjunction with the Internet capabilities, the IMS customer service unit will utilize IMS' "Policy Processing System" to provide full processing for all BOP policy requirements (as specified in this Exhibit), while managing the entire policy process (new business, quoting, renewals, change endorsements, cancellations, and reinstatements). When an audit response is returned to IMS, IMS will process the appropriate credit or debit to the policy, and send follow-up correspondence with an explanation of the reason(s) for the change in policy premium.

To assist in this process the Policy Processing System utilizes the Group 1, Code 1 software. This product not only recognizes and corrects incorrect addresses, but also draws in the city and state information thereby expediting the data entry process whether through the Internet or the exception processing procedures.

Access to the Policy Processing System is based on user authority, with security at both the menu option and function levels. These authority levels govern access by IMS' internal resources as well as the designated external users.

System edits are built based on the Customer eBOP Program underwriting and rating guidelines. IMS will automatically determine risk acceptability based on these edits.

13.2     CUSTOMER SERVICE NEW BUSINESS PROCESS

The diagram that follows provides a high level overview of IMS' workflow, as established for processing Customer's mailed-in or faxed new business applications. This basic workflow will also apply to renewal, endorsement and cancellation processing for the eBOP program.

13.3     QUALITY CONTROL SELF AUDIT

Customer will perform initial quality control functions during the first six
(6) months of live production processing. During this time, Customer will develop a self audit process to be implemented by IMS, the terms of which will be mutually agreeable to IMS and Customer and are to be negotiated separately from this Agreement.

                        IMS CUSTOMER SERVICE DEPARTMENT
                          NEW BUSINESS PROCESS DIAGRAM



                    IMS Mailroom
                 Receives Umbrella
                     Submission

                      Route to
                     Commercial
                     Department

                     Underwriter
                      Companies
                      Automated
                        Quote

                    Acceptability              No            Decline
                         Met?

                         Yes

                  Quote Emailed or
                   Faxed to Agent

                         Agent                 No            Archive
                        Accepts                               Quote
                        Quote?

                         Yes

                         Bind
                       Coverage
                     upon Receipt
                       of Funds

                         Funds                 No            Process
                       Received?                           Cancellation

                          Yes

                       Customer
                       Service
                    Issues Policy
                        through
                         AS/400

13.4.    SURVEY AND UNDERWRITING REPORTS

IMS will provide third party reports such as CLUE reports on an as needed basis for new business or renewal processing. The type and frequency of the reports shall be designated by Customer and shall be handled as a pass through expense to Customer for billing purposes. IMS shall utilize authorized vendors for obtaining the required records.

13.5.    CORRESPONDENCE

When dealing with Agents, insureds, claimants, and lenders, IMS' customer service representatives utilize IMS' "Correspondence System". IMS will send custom form letters, track outgoing correspondence, and log incoming correspondence. IMS will create the form letter templates, which will then reside in the IMS system for repeated use, based on the guidelines provided by Customer.

IMS will save a copy of the letter online and create a history record showing that a letter was sent. IMS will produce user activity reports from the Correspondence System that assist in tracking outgoing correspondence created by an individual user or group of users on any date. These reports will be provided to Customer upon reasonable request.

13.6.    CLIENT INFORMATION

Customer search option allows IMS to view all the policies belonging to a specific policyholder. The Customer update option allows IMS to change general insured information (e.g., addresses, telephone numbers, etc.). Entering this insured information one time applies the information to all products under that insured.

13.7.    POLICY HISTORY AND NOTES

IMS will respond to requests that involve historical data through the history option found within the IMS system. This option allows IMS to view policy transactions and forms in detail. Selecting the history option reveals the policy activity screen, which displays the entire history of the current policy. This function provides IMS with the ability to respond more effectively to Customer's Agents and policyholders.

Additionally, when policy processing deviates from the norm, documenting these differences for future reference through the Comments Processor is standard procedure. This function provides an internal notebook, attached to a policy, that alerts the user to important information.

13.8.    APPLICATION SUPPORT TABLES

Over six hundred (600) files contained in the "Application Support Tables" allow IMS to customize "Insurance Tools" to fit Customer's profile. IMS can revise maintenance files within the different components of the system. For example, if there are changes to rates or products, IMS can easily make those changes by simply copying, saving, and updating the existing values.

14.      ACCOUNTING

IMS will provide full accounting services (as specified in this Exhibit) for Customer including day-to-day posting, balancing and control of premium receivables, bank reconciliation and annual statement support.

14.1     PAYMENT PROCESSING

IMS will follow all binding guidelines established by Customer in order to expedite the issuance of policies. While IMS prefers that Customer utilize Electronic Funds Transfer ("EFT") as much as possible, IMS acknowledges that it will be required to handle a range of payment processing, including:

         o    Checks

         o    Credit card payments

         o    Reconciliation

Premium processing for payments related to installments, renewals, audit bills and endorsements will be processed through multiple lock boxes via an authorized Bank with a designated Customer Post Office Box. The lockbox to be used on the remittance will be determined based on the insured's billing state. (EFT and credit card payments will also be offered.) These payments will be picked up early each morning and deposited the same day. Payments received with a remittance coupon will be processed using optical OCR equipment that reads the policy number electronically. Once lockbox data is transmitted and loaded, the system will automatically process cash by applying payments and updating policies.

Any payments collected via credit card will incur a processing fee. These fees will be included with the policy premium where state guidelines allow a charge to be passed back to the insured. Customer will promptly provide IMS with any state-specific requirements for credit card processing.

Reinstatement and collection procedures will be established according to Customer's guidelines. IMS will request these payments be sent directly to IMS' office, EFT or through credit card payment.

IMS will actively support Customer's efforts to promote the utilization of EFT with its Agents if Customer chooses this option. IMS will review the requirements and attempt to address any legitimate concerns that the Agents may present.

IMS will be responsible for the processing of all policy premiums direct deposits. To facilitate this process the following controls are in place:

         o    Use of preprinted policy numbers on all documentation

         o Daily review and comparison of system totals compared to total cash transmitted and/or entered and any credit card receipts transmitted

         o Daily preparation and reviews of deposit slips and journal entry forms

         o Transactions not received through EFT will be deposited within 24 hours of receipt

Cash processing includes the application of payments to current policies as well as the application of new business. Because the volume of payments can be extensive, cash processing is completed in batches. Once a batch of payments is entered either automatically or manually, the system assigns a control and batch number. These identifiers are used to track data throughout the system.

The system supports full and partial cash entries. Full entries process a variety of cash payments within a single batch. The full entry is also used to process new business transactions. Through cash component processing, the new policy number is automatically registered.

There is also a cash correction option that allows for cash revisions as well as previous payment adjustments. Once retrieved, the cash correction option provides a number of selections for making revisions. These include changes to Agent, product, payor, and net amount information.

Cash processing activities such as non-sufficient funds processing, stop payments and deposit corrections will be handled according to IMS' established procedures unless Customer provides acceptable written specifications.

14.2     COMMISSION PROCESSING

IMS will provide the ability to offer varying commission rates to Agents for incentives such as utilizing the Internet to submit business versus faxing or mailing a new business or renewal application. IMS will disburse commission payments by the fifteenth (15th) calendar day of the following month. Payments will be derived according to the commission structures instituted for eBOP and for premiums collected through the previous month-end.

14.3     REINSURANCE PROCESSING

IMS will process all of Customer's reinsurance transactions. In order to accomplish this task, data from Customer's claim and premium files will be converted to the appropriate formats and using the predefined criteria provided by Customer, IMS will calculate the concessions and match the transactions with the reinsureds. Once this process is completed, IMS will store the results in a database to use for generating disbursements and for billing invoices. In addition, this database will also be used as necessary to apply cash to recoverable balances. If a reinsurance contract requires loss notices, IMS will produce those notices and mail those notices to the reinsurer.

14.4     BILLING PROCESSING

Customer will offer direct installment billing. IMS will handle this function using IMS' AS/400 system that interacts with premium, cash, and return premium processing and takes into account all requirements for agency accounting. IMS can manage installment payments as well as additional premium processing. The IMS "Direct Bill System" allows billing based on verification of appropriate minimum deposit, an outlined installment schedule, total premium amount, policy term, or any combination of these features that may be requested in writing in advance by Customer. Also, because the Direct Bill System is fully integrated with automatic forms IMS will be able to generate the appropriate printed billing notices, such as direct bill installments, renewal notices and additional premium notices.

IMS will utilize the Direct Bill System to create a history record of every transaction (installment notices sent and amounts paid) and send that record to the activity screen of the applicable policy.

The Direct Bill System allows IMS to design a number of different payment plans based on Customer's required criteria for different companies, products and states. Further, the Direct Bill System will allow IMS to tailor settings to meet Customer's specific needs:

         o "COPYIMS" can create different billing cycles for various payment plans.

         o IMS can set minimum values for premium to qualify for specific payment plans.

         o Customer will define different new business and renewal down payment percentages.

         o Customer will have the ability to establish waive amounts that prevent the system from billing beneath a certain threshold. Then if an endorsement occurs, the system will add the previously unpaid waive amount to the billing for the endorsement premium.


Billing for new business, renewals, change endorsements and installments will be established upon receipt of Customer's payment plan schedule.

Audit Processing that results in an additional premium will be billed as such. The additional monies will not be spread in remaining installments. An Additional premium notice will be sent to the insured and Agent. IMS will follow Customer's reasonably established collection guidelines if the additional premium is not received in the given number of days.

14.5     DISBURSEMENTS

All disbursement batches shall be reviewed and approved before they are forwarded to IMS for check printing. IMS will verify that the requestor has the authority documented on the invoice and that the check is issued to the correct recipient.

To issue the disbursement IMS will utilize the I.T.'s disbursement system, "CheckWriter". Checkwriter is designed to update, delete, approve, and track handwritten or computer-generated return premium checks.

Although there are a number of different reasons that IMS may have to issue a return premium check, the process is always the same. First, IMS indicates the product and policy and then supplies payment information. CheckWriter tracks Agent and payment information and maintains the insured's and/or payee's name and address to ensure proper return premium check processing.

In addition to processing and printing, IMS uses CheckWriter to record manually generated check information. This data is integrated directly into policy and bank reconciliation records in the system. This feature helps maintain accurate records for all check processing in a central location.

Again, using CheckWriter IMS processes both account information that is transmitted directly from the bank, and manually keyed data to provide Customer automatic check reconciliation. Check printing data is processed by the AS/400 and downloaded to a personal computer for printing on a MICR printer. This method allows important banking information to be coded directly onto the check, increasing accuracy in check clearance by the bank. Reports generated by CheckWriter provide check number information, outstanding amounts, and policy activity.

In addition to these more traditional functions, IMS will generate and transmit daily "positive pay" files to IMS' banking partners on IMS' disbursement bank accounts.

14.6     1099 REPORTING

IMS' "Producer System" will comply with all 1099 reporting requirements. Using the Agent file component of the Producer System all information relative to an Agent will be captured including the tax identification number and the social security number. This component will act as a control file and provide the necessary data to generate both the Agent statements as well as the 1099 reports.

14.7     PRODUCER

"I.T.'s Producer System" will manage detailed information for all Agents, providing access to data ranging from the general--name, address, and Agent number, to the specific--commission rates, products sold, and license appointments. All vital Agent premium data needed to create month-end premium production reports, Agent checks, and Agent statements in both detail and summary will be integrated within the month-end IT's Producer System.

IMS will track all contracts by Agent and product, providing Customer with both effective and expiration dates of those contracts. The IT's Producer System will provide IMS with the capability to set up and maintain override commissions for any Agent desiring that arrangement. In addition, an Agent relationship file will allow Customer to request IMS assign Agents to a general or reporting Agent. The IMS system also contains all the tables that run the IT's Producer System so IMS can add new sales representatives, enter commission rates, or add a new Agent type at the request of Customer.


15.      USER DOCUMENTATION

To meet Customer's requirements for clear concise user documentation to support its Agents, IMS will provide a reference guide, which will be available through e-mail, and additional online reference information.

The BOP Reference Guide will include the following:

         o    Introduction

         o    System overview

         o    Getting started

The additional information that will be available online will include:

         o    Underwriting responsibilities of the Agent

         o    New quote

         o    Unbound quotes

         o    Problem reporting

         o    Support site

         o    Questions and answers

In addition to the reference materials defined above, IMS will provide access to Customer's eBOP Underwriting/ Agent manual online. To ensure that the information remains current in these eBOP Underwriting/Agent online manuals, Customer will promptly provide revised versions of the eBOP Underwriting/Agent manual to IMS. Once this information is received by IMS, a service request will be generated to archive the old version and provide the Agents with access to a new online version as well as prior versions.


16.      IT ENVIRONMENT

IMS will initially facilitate the Insurance Administration Services on an IBM AS/400 model 9406-650 having 4GB of main storage and over 373GB of on-line storage. Additional peripherals will initially include on 3995 model C42 Optical Tower, one IBM 3590 tape drive, one IBM 9348 1/2 inch reel tape drive, and one IBM 6141 ASCII Workstation Controller which houses eight ports dedicated for dial up access. Additionally, a second AS/400 will initially be used for programming and testing of enhancements. The AS/400's currently run IBM OS/400 Version 4, Release 2 as the operating system. The IMS system has averaged over 99% availability for two consecutive years. Furthermore, greater than 98% of transactions are completing in less than two seconds.

IMS has Local Area Network ("LAN") equipment consisting of more than fifty Microsoft NT v4.0 servers running on rack mounted Compaq Proliant server class computers and one RS6000. These servers are connected to the network backbone, and eventually to the user workstations, via a combination of Token Ring and 100BaseT. The LAN infrastructure utilizes 3Com's LanPlex Switch as the collapsed backbone, with Superstack II hubs used for workstation access. Workstations are Compaq Pentium based computers running Microsoft Windows 95, 98, or NT as its operating system. The typical user workstation is installed with Microsoft Office 97, Microsoft Outlook, and IBM Client Access 5250 emulation connecting to IMS' AS/400 via TCP/IP.

The servers on the IMS LAN run the full Microsoft Backoffice suite, including Exchange that is used as the messaging server, and also as the repository for E-Mail and calendars. Other servers run NT/SQL, SMS, SNA, Internet Information Server, ViewStar Imaging, and TASC COLD.

The PBX used by IMS is the Northern Telecom option 81c, which includes features such as Meridian Mail, Customer Controlled Routing, and Meridian Link. There are over 1150 extensions in use currently.

IMS data center ("Data Center") is protected by a 65KVA Toshiba UPS that provides additional processing time of one half hour under full load in the event of a commercial power failure at the main processing site. The UPS running at 50% load has a battery life of over one-hour. IMS will be running the UPS at approximately 40% capacity, thereby increasing the battery life to well over one hour in the event of a power failure. All equipment in the Data Center, including AS/400, LAN, and phone equipment, will be protected by this UPS. Additionally, during non-prime time, there is a backup of the entire system performed. The data tapes associated with both the LAN and AS/400 are stored with an off-site data security vendor. IMS data processing sites currently have disaster recovery plans, which are tested either annually or bi-annually. When IMS executed its last mock disaster in January 1999, IMS was able to restore all applications and data files and establish remote connectivity within 16 hours at the IBM Business Recovery Systems hot site in New York.

Policy, correspondence, and report printing functions are performed on four Xerox 4890 Color Laser printers, each rated at 92 pages per minute. These printers provide spot color capability for professional appearance of printed output. The Xerox printers are connected to a Barr system via bus and tag cables, and in turn, the Barr system is connected to the AS/400 via twinax cable.


17.      SECURITY REQUIREMENTS

IMS' "Point of Sale Internet Solution" has a "Security Model" that includes authentication, access control, privacy, and data integrity for the web sites and applications. The Security Model use digital certificates, encryption, user ids and passwords to prevent unauthorized individuals from accessing the IMS' systems.

Using Secure Socket Layer ("SSL") technology, IMS will provide encryption and decryption of both request and response data being passed across network connections, such as Agent information, policy data and credit card information.

IMS is certified with the IBM e-business "Mark" Program. The "Mark" tells Customer's customers and business partners that Customer is using IBM products and services as part of Customer's e-business solution. It further communicates those IBM products and services can help make a site more scalable, reliable and secure.

17.1     APPLICATION SECURITY

The security component allows access levels to be set for each user of Insurance Tools. When a user signs on, the system uses behind-the-scenes processing to determine proper access levels. Depending on the security level, a user can only access certain systems within Insurance Tools.

Insurance Tools requires a valid user ID and password before access is granted to the system. This access is granted in varying degrees--for example, Customer may give only a supervisor the security level to delete certain data.

The security component not only allows control over which systems an associate can access, but it also defines access levels within each system. In some instances, the user may view but not make any changes to certain options or systems while, in others, the user cannot view certain options or systems at all.

The security administrator can change access levels as needed. Adding new users is relatively easy: simply select and copy a similar profile from another employee. The ability to add, change, and delete security accesses is available at any time.

18.      SYSTEMS INTERFACES

CLEARANCE SYSTEM INTERFACE

This interface will be designed to ensure that no two Customer Agents are competing for the same prospect. For new business submissions via the eBOP system, a call will be made to the Customer host to determine if the account already exists under the same product offering. The results of the search will be returned to the eBOP system to allow the Agent to continue the submissions or notify the Agent that the account is being serviced by another appointed agency that is associated with Customer.

An update to the record in Customer's system will be made at defined points within the submission cycle and at policy renewal.

FARE SYSTEM INTERFACE

Businessowners building and contents premium file and claims file will be sent monthly to Customer. This file layout has been provided to IMS for its review and analysis. IMS will provide this capability.

CLAIM TPA INTERFACE

This interface will allow Claim TPA's selected by Customer to submit monthly data files to IMS for processing into the IMS businessowners system. The claims data fed to the IMS system will be used to provide the required information to Customer in the monthly FARE, creation of policy loss run reports and for any required statutory reporting requirements.

IMS will provide an interface to retrieve the following information from the a third party vendor system:

         o    Public protection class

         o    Wind

         o    Crime grading

IMS will provide an interface to retrieve the following information from a third party vendor system:

         o    Business established date

         o    Credit scoring

         o    SIC code verification

         o    Bankruptcy proceedings

         o    Duns number identification

IMS will offer Customer an interface to a third party vendor to be determined by Customer, or integrate the third party vendor's database and calculation algorithm, to perform an insurance-to-value calculation. IMS will provide a time and material estimate upon receipt of the file specifications and business requirements. DELIVERY OF THESE ADDITIONAL PROCESSES IS OUTSIDE THE SCOPE OF THE AGREEMENT.

IMS will offer Customer an interface to the Hartford Steam Boiler Inspection and Insurance Company for the purpose of submitting premium bordereaux and the corresponding premium payments on a monthly basis within the days specified in the treaty. IMS will provide a time and materials estimate to implement this function. DELIVERY OF THESE ADDITIONAL PROCESSES IS OUTSIDE THE SCOPE OF THE AGREEMENT.

IMS will offer Customer a data feed to Customer's catastrophe modeling system. IMS will provide a time and materials estimate to implement this function. DELIVERY OF THESE ADDITIONAL PROCESSES IS OUTSIDE THE SCOPE OF THE AGREEMENT.

18.1     ADDITIONAL SUPPORT FUNCTIONS

In addition to Internet access, a Customer-specific toll-free number, Interactive Voice Response ("IVR") and voice mail will be used to service Customer`s Agents and insureds. The IVR provides support for quick inquiries with responses available for frequently asked questions, voicemail, access to the IMS customer service and underwriting department, and the IMS IS support center.

Information available through IVR includes:

         o    Last payment received

         o    Outstanding balance on account

         o    Next payment due

         o    Renewal payment due

         o    Cancellation reason code

         o    Cancellation date

         o    Non-renewal reason code

SCREEN SPECIFICATIONS

PROTOTYPE

The Prototype screens provide a visual representation of the specific input screens that will be developed by IMS to support the BOP business for Customer. This approach does not allow for functional changes to the screens. Customer will provide IMS with reasonable input regarding the "look and feel" of the screens being developed. This input may include items such as the addition of "drop down" boxes or cosmetic enhancements to the color scheme.

RESOURCES

IMS will provide the following resources necessary to perform the Insurance Administration Services to be provided under the Agreement. IMS will identify the "key" employees prior to the commencement of applicable Rollout Plan. If additional resources are necessary, IMS will provide those resources as the Insurance Administration Services to be provided under the Agreement reasonably dictate.


TYPES OF RESOURCES

INFORMATION SERVICES

Account Manager

The Account Manager will provide overall technical management and have accountability for all technical responsibilities associated with the Customer's account. The Account Manager will determine project prioritization within and across product lines and set project direction from analysis through implementation. In addition, the Account Manager will provide assistance and direction in utilizing the established system development methodology for systems analysis and conceptual design. This individual will also assume management responsibility for resource allocation, provide front-line leadership to associates, assist in career development planning and conduct performance reviews.

Business Systems Analyst

The Business Systems Analyst will be responsible for establishing and maintaining relationships at the product level. The Business System Analyst often has expertise in more than one product line and uses that knowledge to participate in project prioritization within their specialized product lines. The Business Systems Analyst will utilize the established system development methodology during systems analysis and conceptual design to prepare and present project deliverables. He or she will be expected to establish and maintain effective communications, frequently acting as a liaison with both business analysts representing the Customer and systems analysts representing IMS during the project life cycle.

Systems Analyst AS400 / RPG

The System Analyst will be responsible for the analysis, design, construction, testing and implementation of computer based programs/systems. He or she will be expected to meet business/project objectives and conform to technical standards and conventions. The System Analyst will provide programming support to both end users and IS associates. He or she will also be responsible for researching and correcting program and system failures.

Forms Specialist

The Forms Specialist will be responsible for developing and administering product support in the form of user and system documentation for all software applications. This responsibility will include creating user guides, on-line assistance, and other documentation whenever necessary. In addition, the Forms Specialist will perform the tasks associated with the electronic design, setup, and support of all insurance-related forms.

End User Support

End User Support will provide varying levels of end user support (for hardware, software, telephony, and other computer related equipment as reasonably required. He or she will be expected to have the ability to determine the complexity of a problem and either take corrective action or ensure that any additional resources necessary to correct the problem are notified.

Network Telecommunication Engineer

The Network Telecom Engineer will be responsible for investigating any issues associated with the design, testing, integration and implementation of computer, LAN/WAN, telephony equipment and all associated computer operating systems. In further support of the corporate hardware and software configuration, he or she will also be capable of performing the job functions related to capacity planning, performance tuning, and systems production support.

AS/400 Operations

The AS/400 Operator will be responsible for the processes required to run production jobs (daily, weekly, and monthly), print various reports, process data transmissions, and run systems back-ups. He or she also will process special requests such as data restores, vary devices on/off, and emergency print jobs.

CUSTOMER SERVICE

Commercial Lines Manager

The Commercial Lines Manager will be required to provide leadership for the policy and call center administration unit and has primary accountability for daily operations. The Commercial Lines Manager will make recommendations relative to business plan strategies but will be primarily focused on the execution of the plan as approved by senior management of IMS. Additionally, the Commercial Lines Manager will have direct responsibility for IMS supervisors and subordinate associates and will have shared responsibility for the profit and loss experience of the department. The Commercial Lines Manager will also assists in establishing and monitoring the performance objectives that support the goals of IMS and Customer.

Customer Service Supervisor

The Customer Service Supervisor will provide front-line leadership to IMS commercial line associates on a daily basis by providing assistance and direction in career development. Although this individual has input regarding budget planning, his or hers primary role will be to carryout business plan objectives, manage the allocation of resources and respond to and implement the directives from IMS management.

Product Coordinator

The Product Coordinator will be responsible for working closely with the customer service representatives and IMS management to provide the technical training required to support Customer's underwriting guidelines and rules. The Product Coordinator will ensure that everyone associated with the eBOP program is aware of system changes or enhancements. Other job responsibilities associated with the Product Coordinator include: maintaining thorough product knowledge and being able to relate that knowledge to the processing functions; expertise in training department personnel; and monitoring the quality of service that is provided to Customer.

Underwriter

The Underwriter will have experience and be capable of selecting and identifying new and renewal at-risk business. The Underwriter will be required to apply Customer's underwriting philosophy and standards when making decisions regarding acceptability of a risk. The Underwriter will also be required to develop and maintain a productive working relationship with Customer's Agents and underwriting management staff. In addition, ensuring acceptable time service standards are met relative to processing Customer's new business, renewals, audits, change endorsements and cancellations will be part of the Underwriters' overall responsibilities.

Test Analyst

The Test Analyst will provide technical support for major system test projects, enhancements and corrections. The Test Analyst will have a level of technical competence that will allow them to understand new requirements and develop specific test plans that will support the proposed changes. The Test Analyst will be required to execute a test plan and compare the results with the requirements to determine if application is functioning as intended. The Test Analyst will be responsible for notifying IMS' IS department of any discrepancies discovered during the testing phase and will track the progress of a project and provide management with regular status reports.

Quality Control Representative

The Quality Control Representative will be responsible for correcting policies that are listed on the daily error report. The Quality Control Representative will keep detailed record of error trends, and recommend and coordinate appropriate action with the Product Coordinator and IMS management. Additionally, the Quality Control Representative will perform quality reviews on all functions in the IMS customer service department and will analyze and process internal measurement reports on a daily, weekly and monthly basis.

Customer Service Representative

IMS will provide Customer with Customer Service Representatives ("CSR") that will handle the Agent inquiries regarding Customer policies, or the occasional policyholder, in a courteous, positive and professional manner. Each CSR position is monitored to ensure time service, quality, productivity, telephone availability and call time standards are being met. The CSR will also be responsible for maintaining an in-depth knowledge of the rules and procedures for processing all commercial line functions.

Accounting

IMS will provide an Accounting Manager for Customer who is responsible for sign-off of all accounting reconciliation weekly and monthly financial reports.

Regulatory/Compliance Analyst.

IMS will provide a Regulatory/Compliance Analyst for Customer within six (6) months from the effective date of the Agreement. He or she will be expected to establish and maintain effective communication, acting as a liaison with both Customer's Compliance Manager and IMS Operations and Development Teams to ensure implementation of regulatory requirements as provided by Customer.

IMS Internal Audit Executive

IMS will, from time to time, involve its internal Audit Executive to review IMS' compliance of Customer's pre-defined policies and procedures.

Premium Audit Analyst

The premium Audit Analyst will oversee the premium audit workflow to ensure audits are ordered on a timely basis, audit response is received from audit vendor within established timeframe, and instruct action on policy based on agreed upon guidelines established between IMS and Customer. He or she will communicate directly with audit vendor, Customer's audit manager, agents and insureds where necessary.

                          ORGANIZATIONAL APPROACH FOR
                      DEVELOPMENT & IMPLEMENTATION OF THE
                                  FIRST STATE


The following chart depicts the types of resources required for developing the BOP application, developing the interfaces and implementation of both.



                                              ACCOUNT MANAGER

------------------    ------------------    -------------------    -------------   -----------------
                                                                       Forms           Statutory
     ___*___             Interfaces              Reporting          Development        Reporting
------------------    ------------------    -------------------    -------------   -----------------

 Business Systems      Business Systems       Business Systems        Systems       Business Systems
    Analyst(s)            Analyst(s)             Analyst(s)          Analyst(s)         Analyst
------------------    ------------------    -------------------    -------------   -----------------

     Systems                Systems               Systems                               Systems
    Analyst(s)            Analyst(s)             Analyst(s)                           Analyst(s)
------------------    ------------------    -------------------                    -----------------



                            IMS INFORMATION SERVICES
                                   RESOURCES


The following chart depicts the types of resources required for developing the state specific changes for the next ___*___ states. This will include implementation of the BOP product in ___*___. Other states may take the place of these states provided implementation is not more difficult and has not began for the state being replaced.


                                   ACCOUNT MANAGER
------------------     ------------------    -------------------     ------------------
     ___*___                 ___*___               ___*___                 ___*___
------------------     ------------------    -------------------     ------------------
 Business Systems       Business Systems       Business Systems       Business Systems
     Analyst                Analyst                Analyst                Analyst
------------------     ------------------    -------------------      -----------------

      Systems               Systems               Systems                 Systems
    Analyst(s)             Analyst(s)            Analyst(s)              Analyst(s)
------------------     ------------------    -------------------     ------------------



                            IMS INFORMATION SERVICES
                                   RESOURCES


The following chart depicts the types of resources required for developing the state specific changes for the next ___*___ states. This will include implementation of the BOP product in ___*___, and ___*___. Other states may take the place of these



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

states provided implementation is not more difficult and has not began for the state being replaced.



                                              ACCOUNT MANAGER

------------------    ------------------    -------------------    -------------        -----------------
     ___*___                ___*___               ___*___             ___*___                 ___*___
------------------    ------------------    -------------------    -------------        -----------------

 Business Systems      Business Systems       Business Systems      Business Systems     Business Systems
     Analyst               Analyst                Analyst               Analyst              Analyst
------------------    ------------------    -------------------    -----------------    -----------------

     Systems                Systems               Systems               Systems              Systems
     Analyst                Analyst               Analyst               Analyst              Analyst
------------------    ------------------    -------------------    -----------------    -----------------


                               SUPPORT RESOURCES

The following types of resources will be assigned as states are deployed. The quantity of resources depends on the number of states that have been implemented. As new states are moved into production and support needs increase, additional resources will be utilized.


         o    Help desk

         o    Statutory reporting

         o    Engineering for infrastructure

         o    Forms specialist



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                         IMS CUSTOMER SERVICE RESOURCES


The following chart depicts the resources required for servicing eBOP. As new states are deployed and servicing needs increase, additional resources will be utilized.


                                  IMS Senior
                                  Management


                                Commercial Lines
                                  Management


                     Admin
                   Assistant


              Customer Service           Product
                 Supervisor            Coordinator


              Customer Service         Underwriters
              Representatives


                  Clerical       Test            Quality
                  Support      Analysis          Control
                                             Representatives



IMPLEMENTATION APPROACH

NEW IMPLEMENTATION

The implementation of the applicable Roll Out Plan will begin once Customer has received filing approval for eBOP product in the states that require insurance department authorization for rates and forms. IMS will be in production with the base system, interfaces, reporting, forms and statistical reporting for an individual state in one hundred and fifty (150) calendar days after Customer's signoff on the Detailed Business Requirements Document. After the one hundred and fifty (150) calendar days and the completion of the implementation for the first state, IMS can be in production with the base system for the next ___*___ states in sixty (60) calendar days, and a subsequent group of ___*___ states within sixty (60) calendar days. After the initial ___*___ states are implemented, the states will be implemented in groups of ___*___ until completion of all Authorized States. Customer will ensure the filings for each state is completed prior to the start of the state applicable Rollout. (The Rollout Plan is in APPENDIX A.)

The initial state to be implemented will be ___*___, unless any unforeseen issues arise with the ___*___ State department of insurance approval process. If any unforeseen issues arise, Customer will advise IMS of the alternate first state, which will be no more complex to implement than ___*___. The first ___*___ states are intended to be a subset of the following and will be chosen based on ease of implementation: ___*___. Other states may take the place of these states provided implementation is not more difficult and has not began for any state(s) being replaced.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

IMPLEMENTATION SERVICES

The IMS Implementation Team will provide product support and strategic implementation services. The Implementation Team will provide the following services:

         o    Project management services


PROJECT PLANNING

1.       Definition of work requirements

2.       Definition of quantity and quality of work

3.       Definition of resources needed

PROJECT MONITORING

1.       Tracking progress

2.       Comparing actual outcome to estimated outcome

3.       Analyzing impact

4.       Making adjustments

         o   Implementation approach

         o Electronic commerce strategies for property and casualty insurance companies

         o   Electronic commerce application and system architecture development

         o   Data Center services

         o   Technical support services

ENHANCEMENTS/CHANGE CONTROL

Requests for changes and technical assistance will be handled through the IMS' "Systems Development Life Cycle", as referenced in the Agreement. Customer will submit a change request form to the IMS' Account Manager identifying the change or technical assistance required. The IMS Account Manager will develop a "Quote Sheet". The Quote Sheet will include initial time, cost estimates and initial Project Plan. Once approval is received from Customer on the Quote Sheet, the IMS Systems Analyst will perform design, development, and testing.

TRAINING

To assist in educating the Agents on the use of the Internet interface and the IMS base system, IMS will provide two seminars in the first year of operation, each at a single site. After the first year of the Agreement, a single seminar will be provided at the request of Customer. IMS' preferred approach to training is to "train the trainer." IMS anticipates that the Customer's field Vice Presidents would most likely be the individuals with whom IMS would train in the above referenced seminars.

In addition to the above referenced training, if Customer chooses to license the Brio(R) reporting tool, IMS will provide additional training services for this product on a time and material basis.

TECHNICAL SUPPORT

CUSTOMER SERVICE HOURS OF OPERATION

Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Standard Daylight Time. Arrangements can be made to accommodate extended hours of operation. Exclusions from this time are IMS' corporate holidays. These holidays are:

         New Year's Day
         Memorial Day
         Independence Day

         Labor Day
         Thanksgiving Day
         Day after Thanksgiving
         Christmas Eve
         Christmas Day

In the event the holiday falls on a weekend IMS will transfer the holiday to a working day prior to or after the holiday.

                        IMS BPO SERVICE STANDARDS LEVELS

In accordance with ARTICLE X (A) (d) of the Agreement, the following are the "Service Standard Levels" that are applicable to the Commercial Lines Business Owners (BOP) program (Authorized Line of Business):

HOURS OF OPERATION

The IMS commercial lines customer service department will provide service for Customer, its Agents and insureds Monday through Friday 8:00 AM to 8:00 PM, EST.

TELEPHONE SERVICE

IMS will respond to telephone inquiries from Customer's Agents and insureds at a service level of eighty-five percent (85%) of all calls answered within twenty-five (25) seconds or less.

A Meridian Total Service Factor ("TSF") report will be provided to Customer every Monday (unless that Monday is a IMS corporate holiday, in which case the TSF report will be provided the next Business Day) for the previous week's call activity.

TSF is calculated by (calls answered + calls abandoned + direct calls In) - (# Answered after threshold * # Abandoned after threshold) x 100 = divide answer by total of first set of ( ).

PROCESSING

For policies handled through exception processing procedures:

            Cash receipts              one (1) Business Day
            New business               fourteen (14) Business Days
            Renewals                   ten (10) Business Days or within
                                       established state regulatory guidelines,
                                       whichever is less.
            Endorsements               ten (10) Business Days
            Cancellations              two (2) Business Days or within
                                       established state regulatory guidelines,
                                       whichever is less
            Correspondence             five (5) Business Days
            Exception quote            one (1) Business Day from receipt
            Premium audit billing      ten (10) Business Days

For policy transactions submitted through the Internet:

            Cash processing
            (EFT, ACH, Credit Card)    twenty-four (24) hours
            New business               twenty-four (24) hours
            Endorsements               twenty-four (24) hours
            Cancellations              twenty-four (24) hours
            Renewals                   twenty-four (24) hours
            Correspondence             five (5) Business Days
            Cash receipts              one (1) Business Day


Commission checks will be issued by the fifteenth (15th)) calendar day of each month for commission due on policies from the prior month.

ISO error corrections will be completed within the mandated timeframes for each state.

REGULATORY CHANGES

Fees to complete regulatory changes are included in the Insurance Administration Services pricing. IMS will complete all regulatory changes within the compliance date assuming IMS receives a minimum thirty (30) calendar day prior written notification from Customer. In the event that IMS receives less than thirty (30) calendar days written notification and/or the effort is extraordinary, IMS will make every reasonable effort to complete the changes within the compliance date.

SYSTEM ENHANCEMENTS LESS THAN 40 HOURS

Fees to complete minor enhancements are included within the Insurance Administration Services Pricing. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. Based on signed approval of Detailed Business Requirements, IMS will proceed with completion of the enhancement.

SYSTEM ENHANCEMENTS GREATER THAN 40 HOURS

Fees to complete sizable enhancements are at time and materials rate. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. For projects greater than two hundred
(200) hours, IMS will provide an estimate at the completion of Detailed Business Requirements and give Customer the option of a "fixed" price project. In either case, IMS will proceed based on signed approval of the "Detailed Business Requirements".

DATA CENTER

IMS' Data Center goal for "up time" is 99%. It is IMS goal to provide this standard to Customer.

The system availability is from 4:00 AM - 2:00 AM EST (22 hours).

NOTE: ALL SERVICE STANDARD LEVELS ARE MEASURED IN BUSINESS DAYS (UNLESS OTHERWISE NOTED IN THE EXHIBIT) FROM THE DATE AN ERROR-FREE INTERNET TRANSACTION, OR MAILED-IN OR FAXED DOCUMENT IS RECEIVED.

                                   EXHIBIT II


                    COMMERCIAL LINES UMBRELLA ONLINE PROGRAM


DEFINITIONS

Capitalized terms, not otherwise defined in the Agreement or in this Exhibit, shall be construed as otherwise generally understood in the insurance and data processing industry.

PLAN OF OPERATION

PROJECT ASSUMPTIONS

With the expansion of Customer's business plan incorporating its new Internet Commercial Lines Umbrella Online program, Customer intends, over the short-term, to use its current insurance sales Agent network. Ultimately, by expanding its product offerings Customer represents that it will increase its distribution channel and create the opportunity for significant premium growth.

In order to ensure that Customer is positioned to achieve its stated goals and that it will be able to provide its insurance sales agents ("Agents") with an Internet solution that is compatible with its current system capabilities, IMS has developed the following system requirements. These requirements are based upon information provided by Customer.

1. Customer's Commercial Lines Umbrella Online product will have a similar "look and feel" to eBOP and move Cybercomp toward a seamlessly integrated system.

2. Through this new program, Customer will make Umbrella coverage available for underlying policies written in the eBOP program, or written through other insurance companies. Acceptability for risks placed with other companies will be based on that insurers' AM Best Rating, business classifications, and application of underwriting template.

3. IMS will implement, at a minimum, a system based on Customer's existing Commercial Lines Umbrella Online product definition with the following functionality for eBOP:

         o   Quick quote function

         o User controlled editing to establish distinct underwriting rules

         o   Use of customer filed forms

         o   Customized output with customer specific logo on forms

         o   Loading of rate files

         o   Receivables processing

         o   Automated renewal/endorsement process

         o   Cancellation processing

         o   Agency management reporting

         o   Premium and commissions accounting

         o   Generation of commission statements and checks

         o   Testing of all functions with Customer's data

         o Controlled environment with Customer approval and sign-off of test results

         o   Document packaging

         o   Cash processing

         o   Reinsurance processing

         o   Claims management reporting

         o   Interfaces for Customer's Clearance system and FARE

4. Customer will utilize IMS' document packaging for policy and billing form distribution. To facilitate this packaging process, OCR lines must be printed on all forms. Customer will identify those states in which it will be required to re-file any policy forms.

5. In order to develop the final system specifications and to complete the business requirements document, IMS will require and Customer agrees to promptly provide the following additional information:

         STATE SPECIFIC INFORMATION:

         o Cause of loss codes by coverage and state (if state differences apply)

         o   State specific filed forms

         GENERIC INFORMATION:

         o   Underwriting manuals

         o   Filed forms

         o   Cybercomp classification eligibility matrix

         o   Annual statement line of business by coverage

         o   Binding requirements and workflow

         o   Standard anti-fraud wording

         o   Endorsement business rules and workflow

         o   Cancellation business rules and workflow

         o   Reinstatement business rules and workflow

         o   Renewal business rules and workflow

6. The Customer underwriting group will provide IMS with the necessary changes to the prototype screens in states where applicable. IMS will apply these changes to the screens once they have been received from Customer.

7. Customer has provided IMS with a sample Commercial Lines Umbrella Online declaration page and schedule of underlying insurance. These documents will be reviewed and modified as dictated by the Commercial Lines Umbrella Online program requirements. Customer will promptly provide copies of all general and state specific forms to IMS.

8. A list of the standard reports available from IMS has been provided to Customer. Customer can choose the reports that it would like to receive on a regular basis from this list.

9. Customer Agents will be required to input the liability limits of the underlying policy, if the underlying policy is written through an insurer other than Customer's eBOP program. Customer represents and warrants to IMS that the underlying coverages do not need to be reported to ISO if the underlying policy is an ISO BOP policy.

10. Customer will promptly provide IMS with a matrix of states where there is a Ten Thousand Dollars ($10,000) retained limit and where no retained limit applies.

11. Reinsurance will be applied in accordance with Customer's reinsurance treaty agreements.

12. IMS assumes that the required underlying limits for the Customer Commercial Lines Umbrella Online policy will be based on the basic industry limits:

         o   $1,000,000 per occurrence

         o   $1,000,000 general aggregate

         o   $1,000,000 product/completed operations aggregate

         Business Auto Liability

         o   $1,000,000 combined single limit

         Employers Liability

         o   $100,000 bodily injury per accident

         o   $100,000 bodily injury by disease per employee

         o   $500,000 disease aggregate

13. Customer Umbrella Online policies are non-auditable, therefore IMS processing services will not be required to support this function.

14. Inspections are not required on the Umbrella Online policies, therefore IMS processing services will not be required to support this function.

15. State calls are not required for Commercial Lines Umbrella Online. However, IMS will assist Customer by providing Umbrella Online specific data required for any special state calls as requested by Customer.

16. Customer Umbrella Online policies will be written on an occurrence basis.

17.      Rating algorithms do not vary by state for the Umbrella Online program.

18. IMS will correct the "Umbrella Online" online screens to ensure these rating screens will have correct input capability for the Agents in order to system generate the declaration pages and other required forms for each issued policy.

19. Customer's Umbrella Online policies will be no less than monthly term policies. The Umbrella Online program requires the GL underlying to be concurrent with the Umbrella Online policy term. If the underlying GL policy expires in less than (1) one year, the Umbrella Online policy will be written as an annual term and cancelled upon request at the expiration of the underlying GL policy.

20. The prototype screens developed are representative of the approach IMS used for other products in the Cyber products family and will be modified to represent the Customer Commercial Lines Umbrella Online product requirements. IMS will re-scope these requirements before finalizing the Detail Business Requirements.

21. Claims processing will be handled by Customer and will not require IMS to develop an interface to the IMS system.

22. Customer will promptly provide to IMS on a timely basis, any special data capture requirements for processing professional incidental coverages.

23. Customer will promptly provide on a timely basis the data requirements for any data not contained within the fifteen (15) file layouts currently used by the Brio(R) reporting tool. IMS requires the data for creating claims and additional accounting reports.

24. IMS will complete any "A" Rate filings where needed based on the required data.

25. IMS will provide insured welcome letters ("Welcome Letter") to be generated and mailed out of the IMS system. The Welcome Letter consists of a one (1) page document that is mailed to the Insured. The Welcome Letter will be mailed with the policy if the policy is mailed within seven (7) Business Days of binding. If policy is not prepared for mailing within seven (7) Business Days, the Welcome Letter will be mailed separately.

26. IMS will provide time and material estimates to implement the various components required for interfacing the Kokopelli designed web-site to the IMS system as the detail specifications are provided by Customer. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT. These components are as follows:

         o RFP - IMS will be given an opportunity to respond to the RFP for hosting the web system.

         o Agency profile and set up will be done on Kokopelli front-end. Customer will require that the Agent have a logon for Kokopelli and a separate logon to the IMS application as an additional security layer. Agent will be required to input password to access quote and support application. IMS will develop the interface/integration between the IMS security system and Kokopelli.

         o IMS will develop a https protocol between Kokopelli and the IMS producer system and the PDS' Agent master when agency appointment is approved, updated, cancelled. Customer will need to establish the procedures for handling sub-producers via the Kokopelli system or other defined process.

         o IMS will provide a daily file containing policy status information to the Kokopelli system. The insureds access is limited based on whether an in-force policy exists for them.

         o IMS will provide insured access to the loss run reports provided to the Agents via the support site. The navigation should be streamlined to eliminate the selection choices and display only the loss run report for the insured's policy.

         o Customer will promptly provide IMS screen prints of the Kokopelli web-site in order to develop a similar look and feel for the product sites being developed. The color scheme and background layout of the Kokopelli site should be similar in the product sites. All other functions will be specific to the product application or follow the current Workers Comp Internet application.

         o IMS will provide separate time and material estimates for components listed above based on whether IMS is the web hosting vendor or not.

         o In the event the Kokopelli solution for Agent appointment is not in production prior to the implementation of the first state rollout on the IMS system, an alternate solution for establishing the Agent data in the IMS system will be developed.

27. IMS will provide Customer a time and materials estimate to implement an interface to a premium finance company for retrieving a finance quote and establishing financing at binding. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

28. IMS will provide the ability for the Agents to process premium and non-premium endorsements to in-force policies via the Internet application.

29. The IMS system will provide the ability to process Umbrella Online policies with up to three (3) underlying policies per coverage.

30. In order to accommodate for policies issued on the "Umbrella Online" application prior to the implementation of the IMS system, IMS will provide data entry services to input all upcoming renewals in order for the Agent to renew the business via the Internet application. This service will be provided at the contracted data entry rate specified in Schedule B. IMS will support any merging of data prior to the renewal at the time and materials rate. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

31. IMS will provide Customer the capability to offer its Agents installment agency billing for Agents' Umbrella Online Policies. With the cooperation of Customer, this function will be made available to Customer no later than twelve (12) months from Customer's request to implement this function.

                             REQUIREMENTS DEFINITION

                              BUSINESS REQUIREMENTS

THIS SECTION DETAILS THE APPLICABLE STIPULATIONS OF THE INSURANCE ADMINISTRATION SERVICES TO BE PROVIDED UNDER THE AGREEMENT BASED ON THE CATEGORIES LISTED BELOW.

1. DOCUMENT PACKAGING REQUIREMENTS              NO CHANGE TO THE UMBRELLA ONLINE
   PROGRAM.

IMS uses automated, system-generated forms, from policy declaration pages to Agent statements, and maintains the necessary form information: form names, recipients, and printer instructions, including variable information such as company name and address. The IMS system not only catalogs all current forms in use, but also stores previous versions of forms should IMS need to retrieve them for Customer's legal or auditing purposes.

STANDARD FORMS AND DISTRIBUTION:


-----------------------------------------------------------------------------------------------------------------
                                                            DOCUMENT
                                              FORM          PACKAGING
FORM DESCRIPTION                           RECIPIENT        RECIPIENT                   DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------
Declarations                                I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Optional Endorsements                       I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Installment Due Notice                       I,L,X           I, L, X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Schedule of Payments                         A only          A only       Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Short Down Payment Notice                   I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Adjusted Premium Notice                     I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Cancel Underwriting (reason codes on        I,A,L,X           A,L,X       Insured's copy goes proof of mail to
back)                                                                     insured
-----------------------------------------------------------------------------------------------------------------
Notice of Cancellation (reason codes on     I,A,L,X           A,L,X       Insured's copy goes proof of mail to
back)                                                                     insured
-----------------------------------------------------------------------------------------------------------------
Notice of Nonrenewal (reason codes on       I,A,L,X           A,L,X       Insured's copy goes proof of mail to
back)                                                                     insured
-----------------------------------------------------------------------------------------------------------------
Confirmation of Cancellation                I,A,L,X           A,L,X       Insured's copy goes proof of mail to
                                                                          insured
-----------------------------------------------------------------------------------------------------------------
Cancellation Nonpay (has coupon on back)    I,A,L,X           A,L,X       Insured's copy goes proof of mail to
                                                                          insured
-----------------------------------------------------------------------------------------------------------------
Cancel Policy Financial Status               A only          A only       Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Notice of Reinstatement                     I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Notice of No Coverage                       I,A,L,X           A,L,X       Insured's goes proof of mail to insured
-----------------------------------------------------------------------------------------------------------------
Additional Premium Due                      I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Premium Due Notice                          I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Past Due Premium Notice                     I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Balance Due Notice                          I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Balance Due Final Notice                    I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Renewal Notice/Payment Schedule             I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
Final Renewal Notice                        I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
BAS/Corr Letterhead                         I,A,L,X          I,A,L,X      Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------
All coverage forms                           I only          I only       Recipient's copy directly to recipient
-----------------------------------------------------------------------------------------------------------------

Legend: I = Insured, A = Agent, L = Lender, X = Additional Interest

2. IMAGING REQUIREMENTS                        NO CHANGE TO THE UMBRELLA ONLINE
   PROGRAM.

The IMS underwriting department has access to all documents that are sent to IMS and all document packaging output documents related to a policy through an electronic form archive. As a standard procedure all system-generated documents are transmitted to the imaging system via Computer Output to Laser Disc ("COLD"). These stored images are duplicates of the original documents sent to the policyholders, Agents and other respective parties and can be reproduced for Customer, its auditors and reinsurers, and its Agents upon request. IMS does not retain hard copy documents once the IMS records management department scans the images into the system.

3. INPUT REQUIREMENTS

The information required for quoting and binding a policy will be input into the Internet system by Customer's Agents. IMS' underwriting department will handle exception processing that may occur based on procedures as defined by Customer. An individual Agent will be able to enter the same quote within a predefined number of attempts. If this number is exceeded, that Agent will not be allowed to continue the process and will automatically be referred to IMS' customer service department for assistance. The production quote count would not be affected by an unsuccessful quote attempt.

The input requirements, as defined in the Agreement, are based solely on the information provided by Customer. During the implementation of the Rollout Plan, as the detailed underwriting information for each state is determined, additional requirements will be incorporated into the project scope. IMS will complete the detail analysis to determine all required fields for quoting and binding based on the forms and distribution documents, the bureau reporting requirements and any Customer Commercial Lines Umbrella Online specific underwriting rules. The completion of this analysis is dependent upon receipt of all completed Commercial Lines Umbrella Online underwriting rules and guidelines from Customer.

4. MANAGEMENT REPORTING REQUIREMENTS            NO CHANGE TO THE UMBRELLA ONLINE
   PROGRAM.

The reports that Customer has provided to IMS have been analyzed and compared to the IMS standard reports to ensure that the information Customer requires is available. This analysis and a list of IMS' standard reports have been provided eBOP to Customer and Customer acknowledges receipt thereof.

IMS will send a weekly e-mail with the Weekly Data File Report that represents an Agent's Umbrella Online book of business to each Marketing/Field Representative. IMS will also send this information to Customer's Accounting Group via e-mail. In addition, IMS will provide Customer with an accounting group report that contains all Umbrella Online books of business sorted by Customer's Marketing/Field Representative.

5. AD HOC REPORTING REQUIREMENTS                NO CHANGE TO THE UMBRELLA ONLINE
   PROGRAM.

IMS utilizes a third party ad hoc reporting tool called Brio(R).

Brio(R) report provides the enterprise reporting tools and technology that Customer will need to develop and process a complete range of reports, from small reports to mission-critical operational reports that access large volumes of data in production databases, legacy applications, and data warehouses. Output from Brio(R) report can range from high-volume printed reports to highly interactive reports delivered via the Web.

BRIO(R) CAPABILITIES

The following is a list of Brio(R) capabilities that Customer may choose to utilize. The use of these features is determined at the end user level.

         o  Merge premium data with loss data

         o   Read only so that the data can be changed

         o Drill down into the data 0 Intelligent method for subtotaling and totaling

         o   Can filter the data by year to date, week to date, etc.

         o   Time Service Report--e-mailed or static on the Customer's web site

         o   Running the month end process on a weekly basis

         o   Fifteen (15) file layouts for reporting against month end

         o Three to five (3- 5) additional file layouts based on specific data reporting requirements to be provided by Customer

NOTE: In order for Customer to realize the full benefits of the Brio(R) reporting tool, it would be necessary for Customer to establish a dedicated line into the IMS system. This would allow Customer to access Brio(R) and Customer-specific data.

6. FORMS

Customer has provided IMS with its Commercial Lines Umbrella Online declaration page and schedule of underlying insurance. IMS will provide the capability to generate these documents as required with all pertinent information from IMS' Umbrella Online system. As previously stated, upon receipt of the coverage form from Customer, IMS will complete the detail analysis to confirm all information required on the form is being captured via the system.

7. OUTPUT AT AGENT'S OFFICE                     NO CHANGE TO THE UMBRELLA ONLINE
   PROGRAM.

In response to Customer's request that specific forms be available to print in the Agent's office IMS agrees to provide the following:

         o   Quote

         o   Memorandum of coverage

         o   Application

         o   Binder

         o   Billing status information

         o   Policy status information

         o   Employer limits information

         o   State specific program underwriting forms

         o   Policy loss run report

         o Premium finance agreement (creation of the finance agreement requires an interface with a premium finance company. THIS INTERFACE IS OUTSIDE THE SCOPE OF THE AGREEMENT.)

Upon receipt of these documents from Customer, IMS and Customer will cooperate to co-develop the output so that forms will meet the Umbrella Online program requirements. Customer will provide IMS with sample layouts for each document. All data necessary to automatically generate the document(s) will be input by the Agent or retrieved through another agreed upon means.

IMS EVENTUALLY EXPECTS TO PROVIDE A COMBINED QUOTE AND APPLICATION TO THE AGENT WHEN PROCESSING MULTI-LINE SUBMISSIONS VIA THE IMS SYSTEM. INITIALLY, HOWEVER, THE OUTPUT WILL REMAIN PRODUCT SPECIFIC UNTIL SUCH TIME AS THE COMBINED OUTPUT CAN BE SCOPED AND AN IMPLEMENTATION PLAN IS PRESENTED TO CUSTOMER. IMS WILL PROVIDE CUSTOMER AN IMPLEMENTATION PLAN FOR COMBINING THE BOP AND UMBRELLA ONLINE PRODUCTS WITHIN SIX (6) MONTHS OF THE COMPLETION THE LAST STATE ROLLOUT UNDER THE BOP ROLLOUT PLAN.

8. STATISTICAL, FEDERAL, AND STATE REPORTING REQUIREMENTS

IMS understands that Customer is not required to file its Umbrella Online rates; however, for each policy issued there is a rate form that must be completed and reported by state. IMS will provide "A" rate form(s) for the Umbrella Online program on a quarterly basis or as dictated by the state reporting requirements. Customer will provide IMS with the data fields that need to be captured on the "A" Rate form(s) such as policy number, effective and expiration dates, and description of coverage.

9. STATUTORY REQUIREMENTS

IMS recognizes that statutory requirements will vary by state. IMS will analyze and document any necessary requirements based upon receipt of Customer's "Stat Plan". IMS will then identify whether or not changes are needed for the Commercial Lines Umbrella Online program.

10. UNDERWRITING REQUIREMENTS

The underwriting decisions for the Commercial Lines Umbrella Online program will be completed utilizing an underwriting template provided by Customer. IMS' system will allow Customer's Agents to select the Commercial Lines Umbrella Online Liability Policy for quoting and submission online, upon completion of the BOP quote or as a stand-alone quote. The online system will also allow for automatic rejection of applications that do not meet the defined underwriting guidelines.

When a fax or mail-in submission is received, the IMS commercial underwriting department will use the Internet screens and the predefined Customer rates, rules and guidelines in the system to issue or reject the policy.

IMS' system will accommodate rating Umbrella Online policies for Customer's defined types of underlying coverage(s). These were defined as:

         o   Employers liability

         o   Automobile liability

         o   Commercial general liability

The IMS system will provide the ability to process Umbrella Online policies with up to three (3) underlying policies per coverage.

IMS will also provide Customer's Agents with the ability to accept Umbrella Online policies on risks whose primary coverage is written through another insurer. If a submission for Umbrella Online is not in conjunction with a related Customer BOP or Workers Compensation quote, IMS' system will prompt for entry of the required schedule of underlying limits of insurance. The prompt may also include, but is not limited to, the following information:

         o   Insurance carrier

         o   Policy number

         o   Policy effective/expiration date

         o   Type of coverage

         o   Limits of insurance

         o   Bodily Injury

         o   Physical Damage

         o   CSL

Customer may require a third or fourth carrier to be captured if incidental professional coverages are underlying. Customer will promptly provide IMS with the requirements for determining when the additional carrier information is required.

AUDITS

Customer's Commercial Lines Umbrella Online policies are non-auditable and do not require IMS processing services to support this function.

INSPECTIONS

Customer has notified IMS that inspections are not required on the Umbrella Online policies. Therefore, IMS processing services are not required to support this function.


REINSTATEMENT WITH A LAPSE IN COVERAGE          NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

The IMS system will allow the user to reinstate an Umbrella Online policy with or without a lapse in coverage. Approval of any reinstatements will be subject to the guidelines set by Customer and mutually agreed upon by IMS.

EXCEPTION PROCESSING                            NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

Submissions that fall outside of the Customer Umbrella Online underwriting guidelines that result in a disputed rejection, will be handled according to an "Exception Processing" document that will be created and mutually approved by Customer and IMS.

10.1 ACCEPTABLE CLASSIFICATION         NO CHANGE TO THE UMBRELLA ONLINE PROGRAM.

Customer will promptly provide IMS the Customer classes eligible for the Umbrella Online program. Customer will then provide a matrix to IMS for use during policy processing in determining eligible classes, cross-editing of classes and generation of class specific forms.

10.2 POLICY LEVEL GUIDELINES

Customer's specific underwriting rules will be displayed on a customized data entry screen. The system will be designed to ensure that the Customer specific criteria are met before the risk is accepted. The eligibility guidelines will not vary by state but will be specific to the Type of business selected by the Agent. IMS will provide these guidelines in the form of underwriting questions, as shown in the Commercial Lines Umbrella Online prototype. The resulting response from the Agent will determine the acceptability of the risk

10.3  RISK SCORING

Risk scoring does not apply to the Customer's Commercial Lines Umbrella Online program. Customer has indicated all Umbrella Online policies will be issued under Reliance National Indemnity, as determined in the underwriting rules and guidelines for the Umbrella Online program.

10.4  COVERAGES

Customer will promptly provide the following limits of liability under the Commercial Lines Umbrella Online program. A quote will be offered for each layer, with the Agent selecting the specific layer for binding. Customer will promptly provide IMS with a matrix of states where a Ten Thousand Dollars ($10,000) self-insured retention applies and where no retained limit applies.

         o   $1,000,000
         o   $2,000,000
         o   $3,000,000
         o   $4,000,000
         o   $5,000,000
         o   $6,000,000
         o   $7,000,000
         o   $8,000,000
         o   $9,000,000
         o   $10,000,000

MANDATORY COVERAGES

The Commercial Lines Umbrella Online Policy will, at a minimum, include the following underlying coverages:

         o   $1,000,000   per occurrence

         o   $1,000,000   general aggregate

         o   $1,000,000   product/completed operations aggregate

Business Auto Liability

         o   $1,000,000    combined single limit

Employers Liability

         o   $100,000      bodily injury per accident

         o   $100,000      bodily injury by disease per employee

         o   $500,000      disease aggregate

11. RATING REQUIREMENTS

CUSTOMER HAS PROVIDED IMS WITH RATING DEVELOPMENT GUIDELINES THAT WILL BE INCORPORATED INTO THE RATING ALGORITHMS.

11.1 GENERAL RATING RULES

         o Factors or multipliers are to be applied consecutively and not added together unless otherwise specified.

         o Round rates, factors and multipliers after the final calculation to three decimal places. Five-tenths or more of a mill shall be considered one mill, for example, .1245 = .125.

11.2 PREMIUM DEVELOPMENT

         o Customer has provided the following rating schematic for determining premium for policies submitted under the Customer Commercial Lines Umbrella Online program.

         o For the first million requested the following rating algorithm is used.

         o Add ___*___ of the (general liability premium + the greater of [___*___ of auto liability premium OR calculated unit rate])

         o   For contractors classes substitute ___*___ for ___*___

         o   The result must be no less than $___*___.

For each additional million requested, the following rating algorithm is used.

         o Use the Increased "Limit Factor" factoring table for each million requested.

                  Increased Limits Factor Factoring Table

                           Layer            % For Layer
                           -----            -----------
                           1M

                           2M               ___*___

                           3M               ___*___

                           4M               ___*___

                           5M               ___*___

                           6M               ___*___

                           7M               ___*___

                           8M               ___*___

                           9M               ___*___

                           10M              ___*___



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

         o   The result (for each million) must be no less than $___*___.

         o   To Calculate the Unit Rate the following is used.

         For each type of motor vehicle, sum the dollar value of all vehicles.

                  Type                               Multiplication Factor
                  ----                               ---------------------

                  Private cars                       $___*___ per unit

                  Light Trucks                       $___*___ per unit

                  Medium Trucks                      $___*___ per unit

                  Heavy Trucks                       $___*___ per unit

         o If the underlying policy is BOP, the Agent must enter the BOP premium. The IMS system will calculate the GL premium based on ___*___ of the BOP premium entered.

12. PROPOSED DETAILED INTERNET WORK FLOW

The following proposed detailed workflow provides an outline of the tasks that would need to be completed by an Agent in order to enter a new Umbrella Online policy. As part of the Commercial Lines Umbrella Online project it will be necessary for IMS to develop the screens and processes to support these functions.

IMS encourages the processing of cash through Electronic Funds Transfer (EFT), which is IMS' preferred method for processing cash quickly and efficiently. At least initially, Customer would like to have the ability to process checks and credit card payments in addition to EFT. To support this request, IMS will initially make all three of these methods available.

(Work flow diagrams for renewals, endorsements, cancellations, and reinstatements will require further review and discussion with Customer before being finalized. However, similar or like work flow processes are anticipated for these transactions.)












* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

  12.1 CUSTOMER COMMERCIAL LINES UMBRELLA ONLINE PROPOSED INTERNET NEW BUSINESS
                                 PROCESS DIAGRAM

                                   Entrance Screen

New Quote

         Support Flow  Support      Quote of
                                     Support

                                     Quote                 No           Continue
                                                                         Working
                        State Selection / Effective date

         Modify

                                    Eligibility

                                      Eligible                     Proposal

                                        Yes

         Continue                Quote / Premium        Print
         Working

          Bind                                                     Quote

         Binding    Anti-Fraud     Binding     System    Application    Agent
       Information              Instructions    Marks                   faxes
                                               Policy                    EFT
                                              Pending                     to
                                                Cash                     IMS

                                   Binder

12.2     CUSTOMER PROPOSED CASH PROCESS DIAGRAM     NO CHANGE TO THE UMBRELLA
         ONLINE PROGRAM.




                                              IMS Entering Cash
                                                Initiates Cash
                                                    Process


                                     Check     Retrieve Funds                     ACH                               Sweep Account



                             Check Received                                                 Bounced ACH                  Funds
                                                 Credit Card                             Charged to Agent/   No       Transferred
                                                                                              Insured


    IMS Continues
 collection efforts    No    Check clears                                                  Sweep Account
                                                   Credit
                                                  Processed                                                              Yes
                                  Yes

 Notify Reliance Via                                               Bounced ACH
       Email                                                    charged to Agent/    No        Funds               Automatic Policy
                                                                     Insured                Transferred                Issuance
                           IMS Issues Policy
                                              Yes
                                                     No
  IMS Cancel Policy                                                  Submit
                                                                  Credit Card #      No    Cancel Policy
                                                                   w/in 24 hrs.


                                                                       Yes


                                                             System generages Output                   Dec

                                                          Premium deposited in Reliance
                                                                     Account                      Policy Issuance
                                                                                                  Notice to Agent
                                                    Reliance funds transferred to Reliance
                                                               operating account

                                                         IMS will draw fee from Reliance
                                                                operating account


13. CUSTOMER SERVICE

IMS understands that the Customer Agents will be encouraged to utilize the Internet for submitting an Umbrella Online Policy. However, IMS is prepared to quote these policies if a submission is faxed or mailed into IMS' offices.

IMS' Commercial Lines staff will quote submissions and bind coverage if an Agent accepts, based on verification of the program guidelines, required underlying limits of insurance and any applicable exclusion(s).

The IMS commercial lines customer service department associates will undergo comprehensive product training that will include Customer's Umbrella Online policy guidelines.

13.1 POLICY PROCESSING

IMS' customer service department will utilize IMS' "Policy Processing System" for Umbrella Online policy quoting, which will be integrated with the Customer's BOP policy information. The Policy Processing System will also allow the Customer's underwriters to quote an Umbrella Online policy based on a stand-alone request. As set forth in Exhibit I, eBOP system edits are built based on the Customer Commercial Lines Umbrella Online program underwriting and rating guidelines. IMS will automatically determine risk acceptability based on these edits.

13.2 CUSTOMER SERVICE NEW BUSINESS PROCESS      NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

The diagram on the next page provides a high level overview of IMS' workflow, as established for processing Customer's mailed-in or faxed new business applications. This basic workflow will also apply to renewal, endorsement and cancellation processing for the Customer Commercial Lines Umbrella Online program.

13.3 QUALITY CONTROL SELF AUDIT

Customer will perform initial quality control functions during the first six (6) months of live production processing. During this time, Customer will develop a self audit process to be implemented by IMS, the terms of which will be mutually agreeable to IMS and Customer and are to be negotiated separately from this Agreement.

                         IMS CUSTOMER SERVICE DEPARTMENT
                          NEW BUSINESS PROCESS DIAGRAM

                    IMS Mailroom
                 Receives Umbrella
                     Submission

                      Route to
                     Commercial
                     Department

                     Underwriter
                      Companies
                      Automated
                        Quote

                    Acceptability              No            Decline
                         Met?

                         Yes

                  Quote Emailed or
                   Faxed to Agent

                         Agent                 No            Archive
                        Accepts                               Quote
                        Quote?

                         Yes

                         Bind
                       Coverage
                     upon Receipt
                       of Funds

                         Funds                 No            Process
                       Received?                           Cancellation

                          Yes

                       Customer
                       Service
                    Issues Policy
                        through
                         AS/400

13.4 CORRESPONDENCE                             NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

When dealing with Agents, insureds, claimants, and lenders IMS' customer service representatives utilize IMS' "Correspondence System". IMS will create and send custom form letters, track outgoing correspondence, and log incoming correspondence. IMS create the form letter templates, which then reside in the Correspondence System for repeated use based on the guidelines provided by Customer.

IMS will save a copy of the letter online and create a history record showing that a letter was sent.

IMS will produce user activity reports from the Correspondence System that assist in tracking outgoing correspondence created by an individual user or group of users on any date. These reports provide IMS with another opportunity to review correspondence transactions for clarity and consistency and will be shared with Customer upon request.

13.5  CUSTOMER INFORMATION                      NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

The Customer search option allows IMS to view all the policies belonging to a specific policyholder.

The Customer update option allows IMS to change general insured information (e.g., addresses, telephone numbers, etc.). Entering this insured information one time applies the information to all products under that insured.

13.6 POLICY HISTORY AND NOTES                   NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

IMS will be able to respond to requests that involve historical data through the history option found within the IMS system. This option allows IMS to view policy transactions and forms in detail. Selecting the history option reveals the policy activity screen, which displays the entire history of the current policy. This function provides IMS with the ability to respond more effectively to Agents and policyholders.

Additionally, when policy processing deviates from the norm, documenting these differences for future reference through the "Comments Processor" is standard procedure. This function provides an internal notebook, attached to a policy that alerts the user to important information.

13.7 APPLICATION SUPPORT TABLES                 NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

Over six hundred (600) files contained in the "Application Support Tables" that allow IMS to customize Insurance Tools to fit Customer's profile.

IMS can revise maintenance files within the different components of the system. For example, if there are changes to rates or products, IMS can make those changes by simply copying, saving, and updating the existing values.

14. ACCOUNTING                                  NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

Accounting services for the Customer's Commercial Lines Umbrella Online program will include:

         o   Payment processing

         o   Commission processing

         o   Billing processing

         o   Premium and claims reinsurance processing and reporting

         o   Disbursements

         o   1099 reporting




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

IMS will support payment processing on the above listed functions as established for the eBOP program. This includes EFT, credit card and lockbox payment processing. (See eBOP Exhibit I for complete details.)

PRODUCER

The "I.T.'s Producer System" will manage detailed information for Customer's Agents, providing access to data ranging from the general--name, address, and Agent number, to the specific--commission rates, products sold, anD license appointments. All vital Agent premium data needed to create month-end premium production reports, Agent checks, and Agent statements in both detail and summary is integrated with the month-end system.

IMS will track all contracts by Agent and product, providing Customer with both effective and expiration dates of those contracts.

The I.T.'s Producer System provides IMS with the capability to set up and maintain override commissions for any Agent desiring that arrangement. In addition, an Agent relationship file will allow Customer to request IMS assign Agents to a general or reporting Agent. The I.T.'s Producer System also contains all the tables that run the Producer System so IMS can add new sales representatives, enter commission rates, or add a new Agent type at the request of Customer.

15. USER DOCUMENTATION                          NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

To meet Customer's requirements for clear concise user documentation to support its Agents, IMS will provide a reference guide, which will be available through e-mail, and additional online reference information.

The "Umbrella Online reference guide" will include the following:

         o   Introduction

         o   System overview

         o   Getting started

The additional information that will be available online will include:

         o   Underwriting responsibilities of the Agent

         o   New quote

         o   Unbound quotes

         o   Problem reporting

         o   Support site

         o   Questions and answers

In addition to the reference materials defined above, IMS will provide access to Customer's Umbrella Online Underwriting / Agent manual online. The online Umbrella Online Manual will contain a product description, claims procedures, and contacts list. To ensure that the information remains current in the online Umbrella Online Manual, Customer will promptly provide revised versions of Customer's Umbrella Online Underwriting/Agent manual to IMS. Once this information is received by IMS, a service request will be generated to archive the old version and provide the Agents with access to a new online Umbrella Online Manual as well as prior versions.







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

16. IT ENVIRONMENT                              NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

IMS will initially facilitate the Insurance Administration Services on an IBM AS/400 model 9406-650 having 4GB of main storage and over 373GB of on-line storage. Additional peripherals include on 3995 model C42 Optical Tower, one IBM 3590 tape drive, one IBM 9348 1/2 inch reel tape drive, and one IBM 6141 ASCII Workstation Controller which houses eight ports dedicated for dial up access. Additionally, initially a second AS/400 is used for programming and testing of enhancements. The AS/400's currently run IBM OS/400 Version 4, Release 2 as the operating system. The system has averaged over 99% availability for two consecutive years. Furthermore, greater than 98% of transactions are completing in less than two seconds.

IMS has Local Area Network ("LAN") equipment consisting of more than fifty Microsoft NT v4.0 servers running on rack mounted Compaq Proliant server class computers and one RS6000. These servers are connected to the network backbone, and eventually to the user workstations, via a combination of Token Ring and 100BaseT. The LAN infrastructure utilizes 3Com's LanPlex Switch as the collapsed backbone, with Superstack II hubs used for workstation access. Workstations are Compaq Pentium based computers running Microsoft Windows 95, 98, or NT as their operating system. The typical user workstation is installed with Microsoft Office 97, Microsoft Outlook, and IBM Client Access 5250 emulation connecting to IMS' AS/400 via TCP/IP.

The servers on the IMS LAN run the full Microsoft Backoffice suite, including Exchange that is used as the messaging server, and also as the repository for E-Mail and calendars. Other servers run NT/SQL, SMS, SNA, Internet Information Server, ViewStar Imaging, and TASC COLD.

The PBX used by IMS is a Northern Telecom option 81c, which includes features such as meridian mail, customer controlled routing, and meridian link. There are over 1150 extensions in use currently.

The IMS Data Center ("Data Center") is protected by a 65KVA Toshiba UPS that provides additional processing time of one half hour under full load in the event of a commercial power failure at the main processing site. The UPS running at 50% load has a battery life of over one-hour. IMS will be running the UPS at approximately 40% capacity, thereby increasing the battery life to well over one hour in the event of a power failure. All equipment in the Data Center, including AS/400, LAN, and phone equipment, will be protected by this UPS. Additionally, during non-prime time, there is a backup of the entire system performed. The data tapes associated with both the LAN and AS/400 are stored with an off-site data security vendor. IMS data processing sites currently have disaster recovery plans, which are tested either annually or bi-annually. When IMS executed its last mock disaster in January 1999, IMS was able to restore all applications and data files and establish remote connectivity within 16 hours at the IBM Business Recovery Systems hot site in New York.

Policy, correspondence, and report printing functions are performed on four Xerox 4890 Color Laser printers, each rated at 92 pages per minute. These printers provide spot color capability for professional appearance of printed output. The Xerox printers are connected to a Barr system via bus and tag cables, and in turn, the Barr system is connected to the AS/400 via twinax cable.

17. SECURITY REQUIREMENTS                       NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

IMS' "Point of Sale Internet Solution" has a "Security Model" that includes authentication, access control, privacy, and data integrity for the web sites and applications. The Security Model use digital certificates, encryption, user ids and passwords to prevent unauthorized individuals from accessing IMS' systems.

Using Secure Socket Layer ("SSL") technology, IMS will provide encryption and decryption of both request and response data being passed across network connections, such as Agent information, policy data and credit card information.




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

IMS is certified with the IBM e-business "Mark" program. The "Mark" tells Customer's customers and business partners that Customer is using IBM products and services as part of Customer's e-business solution. It further communicates those IBM products and services can help make a site more scalable, reliable and secure.

APPLICATION SECURITY

The security component allows access levels to be set for each user of Insurance Tools. When a user signs on, the system uses behind-the-scenes processing to determine proper access levels. Depending on the security level, a user can only access certain systems within Insurance Tools.

Insurance Tools requires a valid user ID and password before access is granted to the system. This access is granted in varying degrees--for example, Customer may give only a supervisor the security level to delete certain data.

The security component not only allows control over which systems an associate can access, but it also defines access levels within each system. In some instances, the user may view but not make any changes to certain options or systems while, in others, the user cannot view certain options or systems at all.

The security administrator can change access levels as needed. Adding new users is relatively easy: simply select and copy a similar profile from another employee. The ability to add, change, and delete security accesses is available at any time.

18. SYSTEMS INTERFACES

CLEARANCE SYSTEM INTERFACE - This interface will be designed to ensure that no two Customer Agents are competing for the same prospect. For new business submissions via the Customer Commercial Lines Umbrella Online system, a call will be made to the Customer host to determine if the account already exists under the same product offering. The results of the search will be returned to the Customer Commercial Lines Umbrella Online system to allow the Agent to continue the submissions or notify the Agent the account is being serviced by another appointed agency that is associated with Customer.

An update to the record in the Customer system will be made at defined points within the submission cycle and at policy renewal.

FARE SYSTEM INTERFACE - Premium file and claims file sent monthly to Customer. This file layout has been provided to IMS for our review and analysis. IMS will provide this capability.

19. ADDITIONAL SUPPORT FUNCTIONS                NO CHANGE TO THE UMBRELLA ONLINE
    PROGRAM.

In addition to Internet access, a Customer-specific toll-free number, interactive voice response ("IVR") and voice mail will be used to service Customer's Agents and insureds. The IVR provides support for quick inquiries with responses available for frequently asked questions, voicemail, access to IMS' customer service and underwriting department, and the IS support center.

Information available through IVR includes:

         o   Last payment received

         o   Outstanding balance on account

         o   Next payment due

         o   Renewal payment due

         o   Cancellation reason code

         o   Cancellation date

         o   Non-renewal reason code




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

SCREEN SPECIFICATIONS

PROTOTYPE

The prototype screens provide a visual representation of the specific input screens that will be developed by IMS to support the Umbrella Online business for Customer. This approach does not allow for functional changes to the screens. Customer will provide IMS with reasonable input regarding the "look and feel" of the screens being developed. This input may include items such as the addition of "drop down" boxes or cosmetic enhancements to the color scheme.

RESOURCES

IMS will not require additional executive level management for the Customer's Commercial Lines Umbrella Online program. Every attempt will be made to leverage the resources assigned to the eBOP program for the Customer Commercial Lines Umbrella Online program. In IMS' best effort to maximize returns, it is our expectation that this will be a singular commercial lines business unit.

IMPLEMENTATION APPROACH

NEW IMPLEMENTATION

IMS can be in production with Customer's Commercial Lines Umbrella Online System, interfaces, reporting, forms and statistical reporting for all filed states at the commencement of this agreement within one hundred twenty (120) calendar days after Customer's sign-off on the Detailed Business Requirements document. After the one hundred and twenty (120) calendar days and the completion of the implementation for the first state, IMS can be in production with Customer's Umbrella Online system for and each subsequent filed state within thirty (30) days until completion of all states. (The Rollout Plan is in Appendix B.)

IMPLEMENTATION SERVICES

The IMS Implementation Team will provide product support and strategic implementation services for Customer. This Implementation Team will provide the following services:

         o   Project management services

             Project planning

             1.       Definition of work requirements
             2.       Definition of quantity and quality of work
             3.       Definition of resources needed

             Project monitoring

             1.       Tracking progress
             2.       Comparing actual outcome to estimated outcome
             3.       Analyzing impact
             4.       Making adjustments

         o   Implementation approach

         o Electronic commerce strategies for property and casualty insurance companies

         o Electronic commerce application and system architecture development

         o   Data Center services

         o   Technical support services

ENHANCEMENTS/CHANGE CONTROL

Requests for changes and technical assistance will be handled through the IMS Systems Development Life Cycle, as referenced in the Agreement. Customer will submit a change request form to the IMS




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

Account Manager identifying the change or technical assistance required. The IMS Account Manager will develop a "Quote Sheet". The Quote Sheet will include initial time, cost estimates and initial Project Plan.

Once approval is received from Customer on the Quote Sheet, the IMS Systems Analyst will perform design, development, and testing.

TRAINING                               NO CHANGE TO THE UMBRELLA ONLINE PROGRAM.

To assist in educating the Agents on the use of the Internet interface and the IMS base system IMS will provide two seminars in the first year of operation each at a single site. After the first year of the agreement a single seminar will be provided at the request of Customer. IMS' preferred approach to training is to "train the trainer." IMS anticipates that the Customer's field Vice Presidents would most likely be the individuals with whom IMS train in the above referenced seminars.

In addition to the above referenced seminars, if Customer chooses to license the Brio(R) reporting tool, IMS will provide additional training services for this product on a Time and Material basis.

TECHNICAL SUPPORT                               NO CHANGE TO THE UMBRELLA ONLINE
PROGRAM.

CUSTOMER SERVICE HOURS OF OPERATION:

Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Standard Daylight Time. Arrangements can be made to accommodate extended hours of operation. Exclusions from this time are IMS' Corporate Holidays. These holidays are:

         o   New Year's Day

         o   Memorial Day

         o   Independence Day

         o   Labor Day

         o   Thanksgiving Day

         o   Day after Thanksgiving

         o   Christmas Eve

         o   Christmas Day

In the event the holiday falls on a weekend IMS will transfer the holiday to a working day prior to or after the holiday.

                         IMS BPO SERVICE STANDARD LEVELS

In accordance with ARTICLE X (A) (d) of the Agreement, the following are the "Service Standard Levels" that are applicable to the Commercial Lines Umbrella Online program (Authorized Line of Business):

HOURS OF OPERATION

The IMS commercial lines customer service department will provide service for Customer, its Agents and insureds Monday through Friday 8:00 AM to 8:00 PM, EST.

TELEPHONE SERVICE

IMS will respond to telephone inquiries from Customer's Agents and insureds at a service level of eighty-five percent (85%) of all calls answered within twenty-five (25) seconds or less.

A Meridian Total Service Factor ("TSF") report will be provided to Customer every Monday (unless that Monday is a IMS corporate holiday, in which case the TSF report will be provided the next Business Day) for the previous week's call activity. The calculation for this report is based on the following.

TSF is calculated by (calls Answered + calls abandoned + direct calls In) - (# answered after threshold * # abandoned after threshold) x 100 = divide answer by total of first set of ( ).




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

PROCESSING

For policies handled through exception processing procedures:

         Cash receipts              one (1) Business Day
         New business               four (4) Business Days from
                                    receipt of complete, accurate and
                                    valid Underlying Policy information
                                    from the Customer Agent.
         Renewals                   ten (10) Business Days or within
                                    established state regulatory
                                    guidelines, whichever is less.
         Endorsements               ten (10) Business Days
         Cancellations              two (2) Business Days or within established
                                    state regulatory guidelines, whichever is
                                    less.
         Correspondence             five (5) Business Days
         Exception quote            one (1) Business Day from receipt of
                                    complete, accurate and valid Commercial
                                    Lines Umbrella Online submission for rate information.

For policy transactions submitted through the Internet:

         Cash processing
         (EFT, ACH, credit card)     twenty-four (24) hours
         New business                twenty-four (24) hours
         Endorsements                twenty-four (24) hours
         Cancellations               twenty-four (24) hours
         Renewals                    twenty-four (24) hours
         Correspondence              five (5) Business Days
         Cash receipts               one (1) Business Day

Commission checks will be issued by the fifteenth (15th) calendar day of each month for commission due on Umbrella Online policies from the prior month.

Bureau error corrections for "A" Rate form filing will be completed within the state mandated timeframes.

REGULATORY CHANGES

Fees to complete regulatory changes are included in the Insurance Administration Services pricing. IMS will complete all regulatory changes within the compliance date assuming IMS receives a minimum thirty (30) calendar days prior written notification from Customer. In the event that IMS receives less than thirty (30) calendar days written notification and/or the effort is extraordinary, IMS will make every reasonable effort to complete the changes within the compliance date.

SYSTEM ENHANCEMENTS LESS THAN 40 HOURS

Fees to complete minor enhancements are included within the Insurance Administration Services pricing. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. Based on signed approval of Detailed Business Requirements, IMS will proceed with completion of the enhancement.

SYSTEM ENHANCEMENTS GREATER THAN 40 HOURS

Fees to complete sizable enhancements are at time and materials rate. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. For projects greater than 200 hours, IMS will provide an estimate at the completion of Detailed Business Requirements and give Customer the option of a "fixed" price project. In either case, IMS will proceed based on signed approval of detailed business requirements.




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

DATA CENTER

IMS' Data Center goal for "up time" is 99%. It is IMS' goal to provide this standard to Customer.

The system availability is from 4:00 AM - 2:00 AM EST (22 hours).

NOTE: ALL SERVICE STANDARD LEVELS ARE MEASURED IN BUSINESS DAYS (UNLESS OTHERWISE NOTED IN THE EXHIBIT) FROM THE DATE AN ERROR FREE INTERNET TRANSACTION OR MAILED-IN OR FAXED DOCUMENT IS RECEIVED.


























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

                                  EXHIBIT III

                 COMMERCIAL LINES WORKERS COMPENSATION PROGRAM

DEFINITIONS

Capitalized terms, not otherwise defined in the Agreement or in this Exhibit, shall be construed as otherwise generally understood in the insurance and data processing industry.

PLAN OF OPERATION

PROJECT ASSUMPTIONS

1. To meet Customer's existing business objectives IMS will implement a Workers Compensation system, based on Customer's existing Workers Compensation product definitions, with the following functionality:

         o    Quick quote function


         o    User controlled editing to establish distinct underwriting rules

         o    Use of Customer filed policy forms

         o    Customized output with customer specific logo on forms

         o    Loading of rate files

         o    Use of bureau published rates/approved loss cost multipliers

         o Use of state mandated legal wording on policy forms/correspondence

         o    Receivables processing

         o    Automated renewal processing

         o    Endorsement processing

         o    Cancellation/reinstatement processing

         o    Audit processing

         o    Premium and commissions accounting

         o    Generation of commission statements and checks

         o    Reinsurance processing

         o    Agency management reporting

         o    Claims data management

         o Coverage verification for Customer's claims third party administrators ("Claim TPA")

         o    Compliance of statutory reporting

         o    Loss control survey request ordering

         o    Inspection ordering

         o    Testing of all functions with Customer's data

         o Controlled environment with Customer's approval and sign-off of test results

         o    Document packaging

         o    Cash processing

         o    Interfaces for Claims TPA's, Customer's clearance system and FARE

2. Applications may be submitted by appointed Customer agents ("Agents") via the Internet for real-time quoting and binding.

3. The Internet screens will be designed as a mirror image of the current Cybercomp Workers Compensation Internet Solution. Upon completion of the Detail Business Requirements document IMS will provide, for Customer's reasonable approval, revised screens that incorporate any process/workflow improvements to streamline the data entry process by the Agent.

4. IMS will provide an interface to the Customer's "Clearance System" for Internet and faxed quote submissions and renewal business.

5. Customer is currently affiliated with NCCI and the Independent Bureaus and will provide IMS with the necessary authority to obtain the required policy processing data and underwriting rules on Customer's behalf. Where available, information will be provided to IMS electronically.

6. IMS will at least initially have to rely on Customer to provide IMS with regulatory requirements as dictated by NCCI or Independent Bureau(s). IMS will assess and apply the change to ensure compliance of the change(s) upon receipt of the information from Customer.

7. In order to utilize document packaging, OCR lines must be printed on all forms. Some states may require that Customer re-file its forms for approval before adding the OCR line. Customer will identify those states in which it will be required to re-file any policy forms.

8. Customer will promptly provide all underwriting rules and guidelines based on the program plan in each state. Any deviation from these rules and guidelines will be considered for exception processing following the mutually agreed upon exception processing policies and procedures defined by Customer. Customer and IMS will cooperate to automate any manual processing where possible.

9. Customer Workers Compensation policies will be no less than monthly term policies.

10. Customer will promptly provide IMS with all information pertinent for establishing new Agents in the IMS Workers Compensation system for policy processing.

11. Customer will combine its existing Small Business Employers Plan" and the "Business Solution Plans" into a single plan by introducing class minimum premium for each state plan.

12. Customer will provide a minimum of 10 business days advance notice to IMS prior to the effective date of changes to its underwriting program and policies and procedures.

13. IMS will follow the accounting processing (receivables and audit) rules and guidelines as defined by Customer and mutually agreed upon by IMS for audit, billing and collections, cancellation and reinstatement processing. Customer and IMS will cooperate to automate any manual processing where reasonably possible; provided, however, if automation is not reasonably possible IMS shall manually perform any accounting processing that is not automated in accordance with the Agreement and this Exhibit.

14. Audits will be ordered on an interim and annual basis on behalf of Customer for cancelled or expired policies as per Customer's guidelines.

15. Premium and claims reinsurance will be applied in accordance with Customer's reinsurance treaty agreements. Customer will promptly provide new definitions at the close of each calendar year in order for IMS to apply changes prior to the first month-end cycle of each calendar year.

16. Commissions are paid once a month, at mid-month. The commission check is based on the premium collected in the previous month multiplied by the commission rate. A commission statement will be provided to every Agent that details the transaction by policy.

17. Customer will promptly provide IMS the commission rates for new Agents or changes to existing Agents along with the effective date of the change.

18. Customer will promptly provide the necessary resources to handle the reporting required for state-specific calls based on the data provided by IMS through FARE.

19. IMS will order loss control surveys for all issued policies as per Customer's guidelines. It will be necessary for Customer to provide IMS access to the Customer's EMS database in LotusNotes. (It is the intent of IMS to automate the input of the data into the Customer EMS system. THE EFFORT ASSOCIATED WITH THIS DATA FEED IS OUTSIDE THE SCOPE OF THE AGREEMENT.)

20. Customer Claims TPA's are responsible for submitting accurate data in the correct position, size, type and format and with the correct values as assigned by NCCI, Independent Bureaus or IMS. All data formats will be edited prior to submission to IMS.

21. Customer Claims TPA's will submit one (1) file monthly to IMS by tape cartridge or as ASCII files attached to e-mail by a predefined timeframe to be mutually determined after the completion of the Detail Business Requirements.

22. IMS will provide an error report of claims rejected by the interface due to incorrect data being submitted. The report will be provided on a monthly basis after processing the current month claims file from the Claims TPA. Claims that do not pass all edits will be rejected in their entirety. Rejected claims will be corrected and resubmitted with all data previously rejected, including all financial transactions. All resubmitted transactions should be included with the next Claims TPA file transmission. All claims passing edits will be processed to IMS' system.

23. IMS will provide Customer with the required policy/claims data for calculating Claims TPA's processing fees.

24. Customer will pay all Claims TPA fees as per contract between Customer and the Claims TPA. Any services offered by IMS for third party administration" data processing beyond the contracted services will be charged to Customer per Servicing contract based upon prior approval from Customer.

25. IMS will create a policy transaction file to be provided on-line to the Claims TPA's for coverage verification. It is IMS' intent to provide the coverage verification data file to the Claims TPA's and Cybercomp on a daily basis by posting the data file to the web-enabled front-end for the Claims TPA's to access only Customer's data. It will be the responsibility of the Claims TPA to download the data on a daily or interim basis. IMS will hold the daily files for a period to be agreed upon by Cybercomp and IMS. As a transitional phase for the Claims TPA's retrieving the claims data from the Internet, IMS will provide the data files to the Claims TPA's via e-mail.

26. Customer is looking to acquire the services of a single toll free vendor ("Toll Free Vendor") for claims reporting. The Toll Free Vendor will also need a copy of the policyholder coverage information to confirm coverage, locations and forms and provide the necessary data to the Claims TPA for administering the claims. It is IMS' intent to provide the Toll Free Vendor access to the coverage verification data needed through the web-enabled front-end. The Toll Free Vendor will need access to more policy data than the Claims TPA. The IMS security levels will define the data to be accessed by the Toll Free Vendor or the Claims TPA and allow the Toll Free Vendor access to all policy data irrespective of the Claims TPA assigned.

27. IMS will order state inspections on behalf of Customer as per the state requirements. Currently Arizona and South Dakota require inspections.

28. Customer will promptly provide the data requirements for any data not contained within the fifteen (15) file layouts currently used by the (third party) Brio(R) ad hoc reporting tool. IMS will create up to five (5) additional files within the scope of this Exhibit. The data requested is needed for creating ad hoc underwriting analysis, claims and additional accounting reports.

29. IMS shall, where cost effective to IMS and after consultation with Customer, automate all data interfaces between IMS and any third party administrator utilized by Customer for processing and handling of the Workers Compensation policies being serviced by IMS. Customer will promptly provide IMS the necessary support to work with the Claims TPA's in defining and implementing such automation of data transfers into or out of the IMS Workers Compensation system.

30. In order to develop the final system specifications and to complete the Detail Business Requirements Document, Customer will provide IMS in a timely manner the following additional information:

STATE SPECIFIC INFORMATION:

         o Underwriting rules and guidelines

         o State specific filed forms

         o Binding requirements and workflow

GENERIC INFORMATION:

         o Customer specific filed forms

         o Annual statement line of business by coverage

         o New business rules and workflow

         o Endorsement business rules and workflow

         o Cancellation business rules and workflow

         o Reinstatement business rules and workflow

         o Renewal business rules and workflow

         o Audit business rules and workflow

         o Billing/collection business rules and workflow

31. IMS will provide Insured "Welcome Letters" to be generated and mailed out of the IMS system. The Welcome Letters consists of a one (1) page document that is mailed to the Insured. The Welcome Letter will be mailed with the policy if the policy is mailed within seven (7) Business Days of binding. If policy is not prepared for mailing within seven (7) Business Days, the Welcome Letter will be mailed separately.

32. IMS will provide time and material estimates to implement the various components required for interfacing the Kokopelli designed web-site to the IMS system as the detail specifications are provided by Customer. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT. These components are as follows:

         o RFP - IMS will be given an opportunity to respond to the RFP for hosting the web system.

         o Agency profile and set up will be done on Kokopelli front-end. Customer will require that the Agent have a logon for Kokopelli and a separate logon to the IMS application as an additional security layer. Agent will be required to input his or her password to access quote and support application. IMS will develop the interface/integration between the IMS' security system and Kokopelli.

         o IMS will develop a https protocol between Kokopelli and the IMS producer system and the PDS' agent master when agency appointment is approved, updated, or cancelled. Customer will need to establish the procedures for handling sub-producers via the Kokopelli system or other defined process.

         o IMS will provide a daily file containing policy status information to the Kokopelli system. The insureds access will be limited based on whether an in-force policy exists for the insured.

         o IMS will provide insured access to the loss run reports provided to the Agents via the support site. The navigation should be streamlined to eliminate the selection choices and display only the loss run report for the insured's policy.

         o Customer will promptly provide IMS screen prints of the Kokopelli web-site in order to develop a similar look and feel for the product sites being developed. The color scheme and background layout of the Kokopelli site should be similar in the product sites. All other functions will be specific to the product application or follow the current Workers Compensation Internet application.

         o IMS will provide separate time and material estimates for components listed above based on whether IMS is the web hosting vendor or not.

         o In the event the Kokopelli solution for Agent appointment is not in production prior to the implementation of the first state rollout on the IMS system, an alternate solution for establishing the Agent data in the IMS system will be developed.

33. IMS will provide Customer a time and materials estimate to implement an interface to a premium finance company for retrieving a finance quote and establishing financing at binding. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

34. IMS will offer Customer the capability of tracking the Claims TPA take-over process in the claims data interface. The additional processes for providing data extracts and reports for the current and new Claims TPA, will be estimated by IMS on a time and material basis. DELIVERY OF THESE ADDITIONAL PROCESSES IS OUTSIDE THE SCOPE OF THE AGREEMENT.

35. IMS will provide the ability for Agents to process premium and non-premium endorsements to in-force policies via the Internet application.

36. IMS will provide the management of the inspection and audit vendors selected by Customer for responding to service requests. The management of these vendors will be based on the defined rules and guidelines established by Customer. IMS and Customer will jointly share in the efforts to develop an automated solution for the vendor management process in the IMS system.

37. In addition to the other functionalities defined within this Exhibit and the Agreement, IMS will provide Customer with the ability to support the following functions within the IMS Workers Compensation system. Customer will promptly provide IMS detail specifications and business requirements to implement these functions within the implementation time schedule.

         o Nevada transitional rating for new business and converted in-force business

         o    Agency better business commission option

         o    By state by class minimum premiums

         o    Employers liability stop gap coverage for monopolistic states

         o    Anniversary date edits

         o    Edit quote effective date edits

         o    Multi-company rating capability

         o    Application of multiple plans per state, county or zip code

         o    Scoring system for general information questions

         o    Revised quote layout

         o    Experience mod history scoring

         o    Multiple plan effective dates

         o Access to special rating guidelines associated with eligibility questions

         o    Data capture capability for requesting take out credits

         o    Produce posting notices as per state requirements

         o    Merit rating

38. IMS will offer Customer the ability to support dividend processing for the following functions:

         o    PAR dividend plans

         o    Deferral dividend plans

         o    Dividend disclosure statements

         o    Minimum dividend plans

         IMS will provide a time and materials estimate upon receipt of the detail business requirements. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

39. IMS will offer Customer the ability to support an interface to a payroll distribution company. IMS will provide a time and materials estimate upon receipt of the detail specifications and business requirements. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

40. Customer's policy data will be converted from Customer's existing (immediately prior to the execution of the Agreement) Workers Compensation policy system to the IMS' system for policy handling. IMS will analyze the effort associated with the conversion of the data and provide Customer a time and materials estimate. Customer will promptly provide IMS the necessary data file layouts to develop the estimate and the conversion logic. ALL EFFORTS ASSOCIATED WITH THE ANALYSIS, CONVERSION LOGIC DEVELOPMENT, RECONCILIATION AND DATA CLEAN-UP (AND DELIVERY OF THE RESULTING DATA CONVERSION) IS OUTSIDE THE SCOPE OF THE AGREEMENT.

41. IMS will provide a time and material estimate to implement an automated solution for Deductible Billing. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.

                            REQUIREMENTS DEFINITION

                             BUSINESS REQUIREMENTS

THIS SECTION DETAILS THE APPLICABLE STIPULATIONS OF THE INSURANCE
ADMINISTRATION SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BASED ON THE CATEGORIES LISTED BELOW.


1.       DOCUMENT PACKAGING REQUIREMENTS    NO CHANGE FOR THE CYBERCOMP PROGRAM

IMS uses automated, system-generated forms, from policy declaration pages to Agent statements, and maintains all the necessary form information: form names, recipients, and printer instructions, including variable information such as company name and address. The IMS system not only catalogs all current forms in use, but also stores previous versions of forms should IMS need to retrieve them for Customer's legal or auditing purposes.

Customer will promptly provide IMS the distribution requirements for all correspondence to complete the Detail Business Requirements Document.


2.       IMAGING REQUIREMENTS               NO CHANGE FOR THE CYBERCOMP PROGRAM

The IMS Underwriting department will be provided access to all documents that are sent to IMS, and all document packaging output documents related to a policy, through an electronic form archive. As a standard procedure, all system-generated documents are transmitted to the imaging system via Computer Output to Laser Disc ("COLD"). These stored images are duplicates of the original documents sent to the policyholders, Agents and other respective parties and can be reproduced for Customer, its auditors, reinsurers, and its Agents upon request. IMS does not retain hard copy documents once the IMS records management department scans the images into the IMS system.


3.       INPUT REQUIREMENTS

The information required for quoting and binding a policy will be input into the system by Customer's Agents using the Internet. IMS' underwriting department will be prepared to handle exception processing that may occur based on procedures as defined by Customer and mutually agreed upon by IMS.

An individual Agent will be able to enter the same quote within a predefined number of attempts. If this number is exceeded, that Agent will not be allowed to continue the process and will automatically be referred to IMS' customer service department for assistance. The production quote count would not be affected by an unsuccessful quote attempt.

The input requirements, as defined in this Exhibit, are based solely on the information provided by Customer to IMS. During the implementation of the Rollout Plan, as the detailed underwriting information for each state is determined, additional requirements will be incorporated into the project scope. IMS will complete the detail analysis to determine all required fields for quoting and binding based on the forms and distribution documents, the bureau reporting requirements and any Customer Workers Compensation underwriting rules as currently defined in Customer's existing Cybercomp system. The completion of this analysis is dependent upon receipt of all completed Workers Compensation underwriting rules and guidelines from Customer.


4.       MANAGEMENT REPORTING REQUIREMENTS

Customer has provided IMS with a sample of reports that it had received from its existing (immediately prior to the execution of this Agreement) Workers Compensation system. The reports received from Customer are not inclusive of all Customers' reporting requirements. Customer will promptly provide IMS with sample copies of all required reports received/generated from the existing Workers Compensation system. Upon receipt of these reports, IMS will review each report to determine if the report or a similar report is currently being generated through the IMS system. IMS will provide up to 15 additional reports that are not currently provided in IMS' base system, to satisfy the current Customer's reporting requirements.

IMS will send a weekly e-mail with the "Weekly Data File Report" that represents an Agent's Workers Compensation book of business to each Marketing/Field Representative. IMS will also send this information to Customer's accounting group via e-mail. In addition, IMS will provide an "Accounting Group Report" that contains all Workers Compensation books of business sorted by Marketing/Field Representative.


5.       AD HOC REPORTING REQUIREMENTS      NO CHANGE FOR THE CYBERCOMP PROGRAM

IMS utilizes a third party ad hoc reporting tool called Brio(R). Brio(R) report provides the enterprise reporting tools and technology that Customer will nEed to develop and process a complete range of reports, from small reports to mission-critical operational reports that access large volumes of data in production databases, legacy applications, and data warehouses. Output from Brio(R) report can range from high-volume printed reports to highly interactivE reports delivered via the Web.

BRIO(R) CAPABILITIES

The following is a list of Brio(R) capabilities that Customer may choose to utilize. The use of these features is determined at the end user level.

         o    Merge premium data with loss data

         o    Read only so that the data can be changed

         o    Drill down into the data

         o    Intelligent method for subtotaling and totaling

         o    Can filter the data by year to date, week to date, etc.

         o    Time Service Report--e-mailed or static on the Customer web site

         o    Running the month end process on a weekly basis

         o    Fifteen (15) file layouts for reporting against Month End

         o Up to five (5) additional file layouts based on specific data reporting requirements to be provided by Customer

NOTE: In order for Customer to realize the full benefits of the Brio(R) reporting tool, it would be necessary for Customer to establish a dedicated line into the IMS system. This would allow Customer to access Brio(R) and Customer-specific data.


6.       FORMS

IMS will support the creation of all policy form/documents as required by state bureau requirements and any Customer specific forms.


7.       OUTPUT AT AGENT'S OFFICE

In response to Customer's request that specific forms and certain Internet data information be available to print in the Agent's office, IMS agrees to provide the following:

         o    Quote

         o    Confirmation letter

         o    Preliminary installment schedule

         o    Declination letter

         o    Billing status information

         o    Policy status information

         o    Employer limits information

         o    Policy loss run report

         o    State specific program underwriting forms

         o Premium finance agreement (creation of the finance agreement requires an interface with a premium finance company. DELIVERY OF SUCH FUNCTION IS OUTSIDE THE SCOPE OF THE AGREEMENT.)

8.       COMPLIANCE/BUREAU REPORTING

IMS will ensure compliance with all State and Bureau entity mandated requirements for unit statistical reporting, State mandates, NCCI PIC/POCS, DCI, ICR, and Bureau Criticism responses.

Data calls from regulatory entity shall not be completed by IMS. Customer will respond based on data interfaced from the IMS' system to FARE.


9.       UNDERWRITING

The underwriting decisions for the Workers Compensation insurance product will be completed utilizing an underwriting template provided by Customer. The underwriting will take place online via specially designed screens and will provide automatic rejection of applications that do not meet the defined underwriting guidelines.

When a fax or mail-in submission is received, the IMS commercial underwriting department will use the Internet screens and the predefined Customer rates, rules and guidelines in the IMS system to issue or reject the policy.

PREMIUM AUDIT

Customer uses a third-party audit vendor for performing physical premium audits. IMS will order on behalf of Customer, physical premium audits, process the results of the premium audits and associated billing based on the procedures defined by Customer and mutually agreed upon by IMS.

INSPECTIONS

IMS' Commercial underwriting department will order, on behalf of Customer, underwriting inspections from Customer's inspection administrator as required by state mandates or Customer's underwriting rules and guidelines. IMS will process the resulting policy updates, as outlined in Customer's underwriting manual, such as cancellations or documentation on the policy.

REINSTATEMENT WITH A LAPSE IN COVERAGE     NO CHANGE FOR THE CYBERCOMP PROGRAM.

IMS will process reinstatements subject to the guidelines set by Customer.


EXCEPTION PROCESSING                       NO CHANGE FOR THE CYBERCOMP PROGRAM.

Submissions that fall outside of Customer's Workers Compensation underwriting guidelines and that result in a disputed rejection, will be handled according to an "Exception Processing" document that will be created and approved by Customer with consultation and input from IMS.

10.      POLICY LEVEL GUIDELINES

Customer's specific underwriting eligibility rules will be displayed on a customized data entry screen. The system will be designed to ensure that the Customer specific criteria will be met before the risk is accepted. The underwriting eligibility rules will vary by state and may be modified by Customer on an interim basis for competitive pricing reasons. The following is an example of Customer's minimum guidelines:

         o Is 75% of the payroll assignable to employees domiciled in the primary state?

         o Is the applicable or most recent experience modification less than or equal to "maximum limit for state?"

         o    Is the payroll assignable to less than 5 states?

         o Is the manual, unmodified premium greater than "minimum limit for state or governing class template minimum if available"?

         o Are all of the classes "eligible classifications"? (a class is determined to be "eligible" if not listed under the ineligible class list.)

         o Is your current coverage with a company not affiliated with a Customer's Group Holding Company?

         o Has there been a cancellation/lapse in coverage due to non-payment of premium in the past 18 months?

         o    Is the employer currently uninsured for workers compensation?

         o Are the insured's operations "restricted" as defined in the governing classification template?

         o If "restricted" operations apply, does the employer pay less than an average of $6 per hour to employees in the governing class?

         o Additional state specific underwriting eligibility questions may be applied based on Customer's underwriting guidelines for the primary state.

10.1     RISK SCORING

IMS will use criteria defined by Customer to score the risk and determine the appropriate Issuing Company. Based on Customer's requirements, IMS will decline the risk for being outside the underwriting eligibility guidelines if a score is generated that is outside the risk score range (example provided is <0).

The risk scoring function in the system will allow for different criteria range thresholds for each Authorized State and automatically make premium adjustment assignments by state based on responses to the criteria questions. Additionally, an effective and expiration date will be used in the AS/400 system tables to allow changes within the state set up.

Customer has two (2) types of underwriting plans. These include:

         o A "Percentage Plan" where the application criteria response is a percentage amount that is totaled and compared to the Risk State's mandated schedule modification minimum and maximum limits. If the total risk score exceeds the minimum or maximum state schedule modification limit, the minimum or maximum is used. The calculated score is applied to the premium as the schedule modification credit or debit. Only one Issuing Company will be available for the Percentage Plans.

         o A "Point Plan" where the application criteria response is a point score that is totaled and compared to a score range to determine the Issuing Company.

         An example of the Point Plan risk criteria that IMS will use for the development of the risk scoring mechanism is shown below (as provided by Customer):


------------------------------------------   ---------------------------------------------   --------------------
CRITERIA                                     RANGE                                           POINTS
------------------------------------------   ---------------------------------------------   --------------------

Average weekly wage rating (A, B, C, D)                           *                                  *
for employees in governing classification
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------
Experience modification history                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------



------------------------------------------   ---------------------------------------------   --------------------
CRITERIA                                     RANGE                                           POINTS
------------------------------------------   ---------------------------------------------   --------------------

Does the employer financially                                     *                                  *
contribute to an employee medical
benefit plan?
------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------
Does the insured qualify for a class                              *                                  *
specific preferred operation adjustment?

------------------------------------------   ---------------------------------------------   --------------------
                                                                  *                                  *
------------------------------------------   ---------------------------------------------   --------------------

An example of the Issuing Company criteria for the above Point Plan criteria is provided below (as provided by Customer):


----------------------   ------------------------------------   ------------   ------------------------
SCORES                   ISSUING COMPANY                         DEVIATION      PREMIUM DISCOUNT TABLE
----------------------   ------------------------------------   ------------   ------------------------

       0 - 9             Reliance Insurance Company                   *                    *
----------------------   ------------------------------------   ------------   ------------------------
       10 - 14           United Pacific Insurance Company             *                    *
----------------------   ------------------------------------   ------------   ------------------------
       >/= 15            Reliance National Insurance Company          *                    *
----------------------   ------------------------------------   ------------   ------------------------

An example of the Percentage Plan risk criteria that IMS will use for the development of the risk scoring mechanism is shown below (as provided by Customer):



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.


------------------------------------------   ---------------------------------------------   --------------------
CRITERIA                                     RANGE                                           POINTS
------------------------------------------   ---------------------------------------------   --------------------

Average weekly wage rating (A, B, C, D)                            *                                  *
for employees in governing
classification
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
Experience modification history                                    *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
Does the employer financially
contribute to an employee medical                                  *                                  *
benefit plan?
------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------
Does the insured qualify for a class                               *                                  *
specific preferred operation adjustment?

------------------------------------------   ---------------------------------------------   --------------------
                                                                   *                                  *
------------------------------------------   ---------------------------------------------   --------------------


The Issuing Company for the above example would be Reliance Insurance Company with applicable premium discount from "Table 9".

10.2     RATING REQUIREMENTS

IMS will follow all state mandated rating algorithms as published by NCCI or the Independent State bureau as it relates to Customer's specific underwriting rules and guidelines.

11.      PROPOSED DETAILED INTERNET WORK FLOW

The following proposed detailed workflow provides an outline of the tasks that would need to be completed by an Agent in order to enter a new Workers Compensation policy. As part of the Cybercomp project it will be necessary for IMS to develop the screens and processes to support these functions with a similar " look and feel" to the current Cybercomp Workers Compensation Internet solution.

(Workflow diagrams for renewals, endorsements, cancellations, reinstatements and audits will require further review and discussion with Customer before being finalized. However, similar or like workflow processes are anticipated for these transactions.)



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

11.1.    CYBERCOMP PROPOSED INTERNET NEW BUSINESS PROCESS DIAGRAM:

                                   Entrance Screen

New Quote

         Support Flow  Support      Quote of
                                     Support

                                     Quote                 No           Continue
                                                                         Working
                        State Selection / Effective date

         Modify

                                    Eligibility

                                      Eligible

                                        Yes

         Continue                Quote / Premium        Print      Quote
         Working

          Bind

         Binding       Binding      Verification      System      Agent
       Information   Instructions  Process/Quality     Marks      faxes
                                      Control         Policy       EFT
                                                     Pending        to
                                                       Cash        IMS

                     Confirmation/
                      Installment
                       Schedule

11.2.    CUSTOMER PROPOSED CASH PROCESS DIAGRAM:



                                              IMS Entering Cash
                                                Initiates Cash
                                                    Process


                                     Check     Retrieve Funds                     ACH                               Sweep Account



                             Check Received                                                 Bounced ACH                  Funds
                                                 Credit Card                             Charged to Agent/   No       Transferred
                                                                                              Insured


    IMS Continues
 collection efforts    No    Check clears                                                  Sweep Account
                                                   Credit
                                                  Processed                                                              Yes
                                  Yes

 Notify Reliance Via                                               Bounced ACH
       Email                                                    charged to Agent/    No        Funds               Automatic Policy
                                                                     Insured                Transferred                Issuance
                           IMS Issues Policy
                                              Yes
                                                     No
  IMS Cancel Policy                                                  Submit
                                                                  Credit Card #      No    Cancel Policy
                                                                   w/in 24 hrs.


                                                                       Yes


                                                             System generates Output                   Dec

                                                          Premium deposited in Reliance
                                                                     Account                      Policy Issuance
                                                                                                  Notice to Agent
                                                    Reliance funds transferred to Reliance
                                                               operating account

                                                         IMS will draw fee from Reliance
                                                                operating account


13.      CUSTOMER SERVICE                  NO CHANGE FOR THE CYBERCOMP PROGRAM.

IMS understands that the Customer's Agents will be encouraged to utilize the Internet for submitting a Workers Compensation Insurance policy. However, IMS is prepared to quote these policies if a submission is faxed or mailed into IMS' offices.

IMS' commercial lines staff will quote submissions and bind coverage if an Agent accepts, based on verification of the program guidelines, required underlying limits of insurance and any applicable exclusion(s).

The IMS commercial lines customer service department associates will undergo comprehensive product training that will include a review of Customer's Workers Compensation policy guidelines.


13.1.    UNDERWRITING SERVICE

The underwriting decisions for the Workers Compensation insurance product will be completed utilizing an underwriting template provided by Customer. The underwriting will take place online via specially designed screens and will provide automatic rejection of applications that do not meet the defined underwriting guidelines.

When a fax or mail-in submission is received, the IMS commercial underwriting department will use the Internet screens and the predefined Customer rates, rules and guidelines in the system to issue or reject the policy.

IMS will provide policy underwriting for non-internet submissions, rating and policy issuance as defined in Customer's underwriting, rating and policy processing procedures and guidelines. IMS will follow NCCI's or other bureau reporting entity's rating rules and guidelines.


13.2.    POLICY PROCESSING

IMS will provide the following policy processing services for Customer's Workers Compensation business submitted via the Cybercomp program. Customer and IMS will reasonably and mutually define the policies and procedures to be followed by the IMS service staff to meet Customer's Workers Compensation program requirements.

         o Review of bound submitted information for completeness and accuracy. This includes validation of experience modification, class code, payroll, Federal Employment Identification Number
              (FEIN), and risk address. (It is IMS' intention to automate this function for NCCI states by utilizing the electronic mod distribution solution currently being offered by NCCI. Customer will promptly provide the necessary resources and authority to complete this process as quickly as possible.)

         o    Issuing and distributing policies

         o    Issuing and distributing billing invoices

         o    Processing agent/Customer/insured requested endorsements

         o    Issuing and distributing cancellation notices

         o    Distributing required state and Customer specific policy forms

         o    Distributing State and Customer required correspondence

         o    Process required state filings and reporting

         o    Issue required state certificate of insurance

         o Respond to policy inquiries from insureds, Customer's appointed Agents and Customer's staff

14.      CUSTOMER SERVICE NEW BUSINESS PROCESS

The diagram that follows provides a high level overview of IMS's workflow, as established for processing Customer's mailed-in or faxed new business applications. This basic workflow will also apply to renewal, endorsement and cancellation processing for the Cybercomp program.

                         IMS CUSTOMER SERVICE DEPARTMENT
                          NEW BUSINESS PROCESS DIAGRAM

                    IMS Mailroom
                 Receives Umbrella
                     Submission

                      Route to
                     Commercial
                     Department

                     Underwriter
                      Companies
                      Automated
                        Quote

                    Acceptability              No            Decline
                         Met?

                         Yes

                  Quote Emailed or
                   Faxed to Agent

                         Agent                 No            Archive
                        Accepts                               Quote
                        Quote?

                         Yes

                         Bind
                       Coverage
                     upon Receipt
                       of Funds

                         Funds                 No            Process
                       Received?                           Cancellation

                          Yes

                       Customer
                       Service
                    Issues Policy
                        through
                         AS/400

15.      ACCOUNTING

Accounting services for the Customer Cybercomp Workers Compensation Program will include:

         o    Payment processing

         o    Commission processing

         o    Billing processing

         o    Disbursements

         o    1099 reporting

         o    Premium and claims reinsurance processing and reporting

         o IMS will support payment processing on the above listed functions as established for the eBOP and Commercial Lines Umbrella Online program. This includes EFT, credit card and lockbox payment processing.


PAYMENT PROCESSING

IMS will follow all binding guidelines established by Customer in order to expedite the issuance of policies. While IMS prefers that Customer utilize Electronic Funds Transfer (EFT) as much as possible, IMS acknowledges that it will be required to handle a full range of payment processing, including:

         o    Checks

         o    Credit card payments

         o    Reconciliation


Premium processing for payments related to installments, renewals, audit bills and endorsements will be processed through multiple lockboxes via an authorized bank with a designated Customer Post Office Box. The lockbox to be used on the remittance will be determined based on the insured's billing state. (EFT and credit card payments will also be offered.) These payments will be picked up early each morning and deposited the same day. Payments received with a remittance coupon will be processed using optical OCR equipment that reads the policy number electronically. Once lockbox data is transmitted and loaded, the system will automatically process cash by applying payments and updating policies.

Any payments collected via Credit Card will incur a processing fee. These fees will be included with the policy premium where state guidelines allow a charge to be passed back to the insured. Customer will promptly provide IMS with any state specific requirements for credit card processing.

Reinstatement and collection procedures will be established according to Customer's guidelines. IMS will request these payments be sent directly to our office, EFT or through credit card payment.

IMS will support Customer's efforts to promote the utilization of EFT with its Agents and insureds if it chooses this option. IMS will review the requirements and address any concerns that the Agents may present.

The IMS accounting department will process all policy premium direct deposits. To facilitate this process the following controls will be in place:

         o    Use of preprinted policy numbers on all documentation

         o Daily review and comparison of system totals compared to total cash transmitted and/or entered and any credit card receipts transmitted

         o Daily preparation and reviews of deposit slips and journal entry forms

         o Transactions not received through EFT will be deposited within twenty four (24) hours of receipt


Cash processing includes the application of payments to current policies as well as the application of new business. Because the volume of payments can be extensive, cash processing will be completed in batches. Once a batch of payments is entered either automatically or manually, the system assigns a control and batch number. These identifiers are used to track data throughout the IMS system.

Cash processing activities such as non-sufficient funds processing, stop payments and deposit corrections will be handled according to IMS' established procedures or Customer's specifications.

COMMISSION PROCESSING

IMS will provide the ability to offer varying commission rates for incentives such as utilizing the Internet to submit business versus faxing or mailing a new business or renewal application. IMS will disburse commission payments by the fifteenth (15th) calendar day of the following month. Payments will be derived according to the commission structures instituted for Cybercomp and for premiums collected through the previous month-end.

BILLING PROCESSING

Customer has requested the ability to offer direct installment billing with some agency billing for specific agencies. IMS will process installment payments as well as additional premium processing for new business, renewals and change endorsements.

Billing will be established upon receipt of Customer's payment plan schedule as per Customer's procedures and guidelines.

Audit processing that results in an additional premium will be billed as per Customer's procedures and guidelines.

DISBURSEMENTS

IMS will provide return premium processing as per Customer's established guidelines and procedures. Disbursement processing will include the processing and issuance of the return premium and the bank reconciliation. IMS will also generate and transmit daily "positive pay" files to IMS' banking partners on IMS' disbursement bank accounts.

1099 REPORTING

IMS' "Producer System" complies with all 1099 reporting requirements. Using the Agent file component of the Producer System, all information relative to an Agent is captured including tax identification number and social security number. This component will act as a control file and provides the necessary data to generate both the Agent statements as well as the 1099 reports.

PRODUCER

"I.T.'s Producer System" will manage detailed information for all Agents, providing access to data ranging from the general--name, address, and Agent number, to the specific--commission rates, products sold, and license appointments. All vital Agent premium data needed to create month-end premium production reports, Agent checks, and Agent statements in both detail and summary is integrated with the month-end system.

IMS will tracks all contracts by Agents and product, providing Customer with both effective and expiration dates of those contracts

The I.T.'s Producer System provides IMS with the capability to set up and maintain override commissions for any Agent desiring that arrangement. In addition, an Agent's relationship file will allow Customer to request IMS assign Agents to a general or reporting Agent. The I.T.'s System also contains all the tables that run the Producer System so IMS can add new sales representatives, enter commission rates, or add a new Agent type at the request of Customer.

16.      USER DOCUMENTATION                NO CHANGE FOR THE CYBERCOMP PROGRAM.

To meet Customer's requirements for clear concise user documentation to support its Agents, IMS will provide a reference guide, which will be available through email, and additional online reference information.

The "Cybercomp Workers Compensation Reference Guide" will include the following:

         o    Introduction

         o    System overview

         o    Getting started

The additional information that will be available online will include:

         o    Underwriting responsibilities of the Agent

         o    New quote

         o    Unbound quotes

         o    Problem reporting

         o    Support site

         o    Questions and answers

In addition to the reference materials defined above, IMS will provide access to Customer's Cybercomp Underwriting/ Agent Manual online. To ensure that the information remains current in these online Cybercomp manuals, Customer will promptly provide revised versions of the Cybercomp Underwriting/Agents manual to IMS. Once this information is received by IMS, a service request will be generated to archive the old version and provide the Agents with access to a new online version as well as prior versions.

17.      IT ENVIRONMENT                    NO CHANGE FOR THE CYBERCOMP PROGRAM.

IMS will initially facilitate the Insurance Administration Services on an IBM AS/400 model 9406-650 having 4GB of main storage and over 373GB of on-line storage. Additional peripherals will initially include a 3995 model C42 Optical Tower, one IBM 3590 tape drive, one IBM 9348 1/2 inch reel tape drive, and one IBM 6141 ASCII Workstation Controller which houses eight ports dedicated for dial up access. Additionally, a second AS/400 is used for programming and testing of enhancements. The AS/400's currently run IBM OS/400 Version 4, Release 2 as the operating system. The system has averaged over 99% availability for two consecutive years. Furthermore, greater than 98% of transactions are completing in less than two seconds.

IMS has Local Area Network equipment consisting of more than sixty Microsoft NT v4.0 servers running on rack mounted Compaq Proliant server class computers and one RS6000. These servers are connected to the network backbone, and eventually to the user workstations, via a combination of Token Ring and 100BaseT. The network infrastructure utilizes 3Com's LanPlex Switch as the collapsed backbone, with Superstack II hubs used for workstation access. Workstations are Compaq Pentium based computers running Microsoft Windows 95, 98, or NT as its operating system. The typical user workstation is installed with Microsoft Office 97, Microsoft Outlook, and IBM Client Access 5250 emulation connecting to IMS' AS/400 via TCP/IP.

The servers on the IMS LAN run the full Microsoft BackOffice suite, including Exchange that is used as the messaging server, and also as the repository for e-mail and calendars. Other servers run NT/SQL, SMS, SNA, Internet Information Server, ViewStar Imaging, and TASC COLD.

The PBX used by IMS is a state of the art Northern Telecom option 81c, which includes advanced features such as Meridian Mail, Customer Controlled Routing, and Meridian Link. There are over 1150 extensions in use currently.

The IMS data center ("Data Center") is protected by a 65KVA Toshiba UPS that provides additional processing time of one half hour under full load in the event of a commercial power failure at the main processing site. The UPS running at 50% load has a battery life of over one-hour. IMS will be running the UPS at approximately 40% capacity, thereby increasing the battery life to well over one hour in the event of a power failure. All equipment in the Data Center, including AS/400, LAN, and phone equipment, will be protected by this UPS. Additionally, during non-prime time, there is a backup of the entire system performed. The data tapes associated with both the LAN and AS/400 are stored with an off-site data security vendor. IMS data processing sites currently have disaster recovery plans, which are tested either annually or BI-annually. When IMS executed its last mock disaster in January 1999, IMS was able to restore all applications and data files and establish remote connectivity within 16 hours at the IBM Business Recovery Systems hot site in New York.

Policy, correspondence, and report printing functions are performed on four Xerox 4890 Color Laser printers, each rated at 92 pages per minute. These printers provide spot color capability for professional appearance of printed output. The Xerox printers are connected to a Barr system via bus and tag cables, and in turn, the Barr system is connected to the AS/400 via twinax cable.


18.      SECURITY REQUIREMENTS             NO CHANGE FOR THE CYBERCOMP PROGRAM.

IMS' current "Point of Sale Internet Solution" has a "Security Model" that includes authentication, access control, privacy, and data integrity for the web sites and applications. The Security Model use digital certificates, encryption, user ids and passwords to prevent unauthorized individuals from accessing the IMS' systems.

Using Secure Socket Layer ("SSL") technology, IMS will provide encryption and decryption of both request and response data being passed across network connections, such as Agent information, policy data and credit card information.

IMS is certified with the IBM e-business "Mark" Program. The "Mark" tells your customers and business partners that Customer is using IBM products and services as part of your e-business solution. It further communicates that IBM products and services can help make a site more scalable, reliable and secure.


APPLICATION SECURITY

The security component allows access levels to be set for each user of IMS' Workers Compensation system. When a user signs on, the system uses behind-the-scenes processing to determine proper access levels. Depending on the security level, a user can only access certain menu options and functions.

IMS' Workers Compensation system requires a valid user ID and password before access is granted to the system. This access is granted in varying degrees.

The security component not only allows control over which functions an associate can access, but it also defines access levels within each functional component. In some instances, the user may view but not make any changes to certain options or functions while, in others, the user cannot view certain options or functions at all.

The security administrator can change access levels as needed. The ability to add, change, and delete security accesses is available at any time.


19.      SYSTEMS INTERFACES

CLEARANCE SYSTEM INTERFACE -- This interface will be designed to ensure that no two Customer Agents are competing for the same prospect. For new business submissions via the Cybercomp system, a call will be made to the Customer host to determine if the account already exists under the same product offering. The results of the search will be returned to the Cybercomp system to allow the Agent to continue the submissions or notify the Agent that the account is being serviced by another appointed agency associated with Customer.

An update to the record in the Customer's system will be made at defined points within the submission cycle and at policy renewal.

FARE SYSTEM INTERFACE -- Premium file and Claims file sent monthly to Customer. This file layout has been provided to IMS for our review and analysis. IMS will provide this capability.

CLAIMS TPA INTERFACE -- This interface will allow Claims TPA's selected by Customer to submit monthly data files to IMS for processing into the IMS Workers Compensation system. The claims data fed to the IMS system will be used to provide the required information to Customer in the monthly FARE, creation of policy loss run reports and for any required statutory reporting requirements.


20.      ADDITIONAL SUPPORT FUNCTIONS      NO CHANGE FOR THE CYBERCOMP PROGRAM.

In addition to Internet access, a Customer-specific toll-free number, interactive voice response ("IVR") and voice mail will be used to service Customer Agents and insureds. The IVR provides support for quick inquiries with responses available for frequently asked questions, voicemail, access to the IMS' customer service and underwriting department, and the IMS' IS support center.

Information available through IVR includes:

         o    Last payment received

         o    Outstanding balance on account

         o    Next payment due

         o    Renewal payment due

         o    Cancellation reason code

         o    Cancellation date

         o    Non-renewal reason code

         o    Screen specifications


PROTOTYPE

The Internet screens will be designed as a mirror image of the Customer's existing (immediately prior to the execution of the Agreement) Cybercomp Workers Compensation Internet solution. Upon completion of the Detail Business Requirements document IMS will provide for Customer's approval, revised screens that incorporate any process/workflow improvements to streamline the data entry process by the Agent.

RESOURCES                                  NO CHANGE FOR THE CYBERCOMP PROGRAM.


IMS will provide the internal qualified resources required for the overall management of the Insurance Administration Services to be provided to Customer under this Agreement. IMS will identify the key employees prior to implementation of the applicable Rollout Plan. If additional resources are necessary, IMS will provide those resources as the Insurance Administration Services to be provided Customer under this Agreement reasonably dictate.

TYPES OF RESOURCES

INFORMATION SERVICES

Account Manager

The Account Manager assigned to this position will provide overall technical management and have accountability for all technical responsibilities associated with the Customer account. The Account Manager will determine project prioritization within and across product lines and set project direction from analysis through implementation. In addition, the account manager will provide assistance and direction in utilizing the established system development methodology for systems analysis and conceptual design. This individual will also assume management responsibility for resource allocation, provide front-line leadership to associates, assist in career development planning and conduct performance reviews.

Business Systems Analyst

The Business Systems Analyst will be responsible for establishing and maintaining relationships at the product level. The Account Manager often has expertise in more than one product line and uses that knowledge to participate in project prioritization within Customer's specialized product lines. A Business Systems Analyst will utilize the established system development methodology during systems analysis and conceptual design to prepare and present project deliverables. He or she will be expected to establish and maintain effective communications, frequently acting as a liaison with both business analysts representing the Customer and systems analysts representing the IMS development center, during the project life cycle.

Systems Analyst AS400 / RPG

A System Analyst will be responsible for the analysis, design, construction, testing and implementation of computer based programs/systems. He or she will be expected to meet business/project objectives and conform to technical standards and conventions. The System Analyst will provide programming support to both end users and IS associates. He or she will also be responsible for researching and correcting program and system failures.

Forms Specialist

The Forms Specialist will be responsible for developing and administering product support in the form of user and system documentation for all software applications. This responsibility will include creating user guides, on-line assistance, and other documentation whenever necessary. In addition, the Forms Specialist will perform the tasks associated with the electronic design, setup, and support of all insurance-related forms.

End User Support

The End User Support will provide varying levels of end user support for hardware, software, telephony, and other computer related equipment as required. He or she will be expected to have the ability to determine the complexity of a problem and either take corrective action or ensure that any additional resources necessary to correct the problem are notified.

Network Telecommunication Engineer

The Network Telecom Engineer will be responsible for investigating any issues associated with the design, testing, integration and implementation of computer, LAN/WAN, telephony equipment and all associated computer operating systems. In further support of the corporate hardware and software configuration, he or she will be capable of performing the job functions related to capacity planning, performance tuning, and systems production support.

AS/400 Operations

The AS/400 Operator will be responsible for the processes required to run production jobs (daily, weekly, and monthly), print various reports, process data transmissions, and run systems back-ups. He or she also will process special requests such as data restores, vary devices on/off, and emergency print jobs.



CUSTOMER SERVICE

Commercial Lines Manager

The Commercial Lines Manager will be required to provide leadership for the policy and call center administration unit and has primary accountability for daily operations. The Commercial Lines Manager will make recommendations relative to business plan strategies but will be primarily focused on the execution of the plan as approved by senior management of IMS. Additionally, the Commercial Lines Manager will have direct responsibility for IMS supervisors and subordinate associates and will have shared responsibility for the profit and loss experience of the department. The Commercial Lines Manager will also assist in establishing and monitoring the performance objectives that support the goals of IMS and Customer.

Customer Service Supervisor

The Customer Service Supervisor will provide front-line leadership to IMS commercial line associates on a daily basis by providing assistance and direction in career development. Although the Customer Service Supervisor has input regarding budget planning, his or her primary role will be to carryout business plan objectives, manage the allocation of resources and respond to and implement the directives from IMS management.

Product Coordinator

The Product Coordinator will be responsible for working closely with the customer service representatives and IMS management, to provide the technical training required to support Customer's underwriting guidelines and rules. The Product Coordinator will ensure that everyone associated with the Cybercomp program is aware of system changes or enhancements. Other job responsibilities associated with the Product Coordinator position include: maintaining thorough product knowledge and being able to relate that knowledge to the processing functions; expertise in training department personnel; and monitoring the quality of service that will be provided to Customer.

Underwriter

An Underwriter will have experience and be capable of selecting and identifying new and renewal at-risk business. The Underwriter will be able to apply Customer's underwriting philosophy and standards when making decisions regarding acceptability of a risk. The Underwriter will also be required to develop and maintain a productive working relationship with Customer's Agents and IMS' underwriting management staff. Ensuring acceptable time service standards are met relative to processing new business, renewals, audits, change endorsements and cancellations will be part of the Underwriters' overall responsibilities.

Test Analyst

The Test Analyst will provide technical support for major system test projects, enhancements and corrections. The Test Analyst will have a level of technical competence that will allow him or her to understand new requirements and develop specific test plans that will support the proposed changes. In addition, the Test Analyst will be required to execute a test plan and compare the results with the requirements to determine if application is functioning as intended. The Test Analyst will be responsible for notifying IMS' IS department of any discrepancies discovered during the testing phase and will track the progress of a project and provide IMS management with regular status reports.

Quality Control Representative

The Quality Control Representative will be responsible for correcting policies that are listed on the Daily Error Report. The Quality Control Representative will keep detailed record of error trends, and recommend and coordinate appropriate action with the Product Coordinator and IMS management. Additionally, the Quality Control Representative will perform quality reviews on all functions in the IMS customer service department and will analyze and process internal measurement reports on a daily, weekly and monthly basis.

Customer Service Representative

IMS will provide Customer with Customer Service Representatives ("CSR") that will of handle the Agents inquiries regarding Customer's policies, or the occasional policyholder, in a courteous, positive and professional manner. Each CSR position is monitored to ensure time service standards, quality, productivity, telephone availability and call time service standards are being met. The CSR will also be responsible for maintaining an in-depth knowledge of the rules and procedures for processing all commercial line functions.

Accounting

IMS will provide an Accounting Manager for Customer who is responsible for sign-off of all accounting reconciliation weekly and monthly financial reports. IMS will consult with Customer on the qualifications and experience requirements of the IMS Accounting Manager Candidate.

Regulatory/Compliance Analyst

IMS will provide a Regulatory/Compliance Analyst for Customer within six (6) months from the effective date of the Agreement. He or she will be expected to establish and maintain effective communication, acting as a liaison with both Customer's Compliance Manager and IMS Operations and Development Teams to ensure implementation of regulatory requirements as provided by Customer.

IMS Internal Audit Executive

IMS will, from time to time, involve its internal Audit Executive to review IMS' compliance of Customer's pre-defined policies and procedures.

Premium Audit Analyst

The premium Audit Analyst will oversee the premium audit workflow to ensure audits are ordered on a timely basis, audit response is received from audit vendor within established timeframe, and instruct action on policy based on agreed upon guidelines established between IMS and Customer. He or she will communicate directly with audit vendor, Customer's audit manager, agents and insureds where necessary.


IMPLEMENTATION APPROACH

NEW IMPLEMENTATION

The implementation of the applicable Rollout Plan will begin once Customer has agreed to the terms of the Workers Compensation proposal. IMS will implement new business processing for Customer's Cybercomp program for all NCCI states and the Independent Bureau states simultaneously. The above includes the required interfaces, reporting, forms and statistical reporting.



IMPLEMENTATION SERVICES                    NO CHANGE FOR THE CYBERCOMP PROGRAM.

The IMS Implementation Team will provide product support and strategic implementation services to Customer. The Implementation Team will provide the following:

         o   Project management services

             Project Planning

             1.   Definition of work requirements

             2.   Definition of quantity and quality of work

             3.   Definition of resources needed

             Project Monitoring

             1.   Tracking progress

             2.   Comparing actual outcome to estimated outcome

             3.   Analyzing impact

             4.   Making adjustments

         o   Implementation approach

         o Electronic commerce strategies for property and casualty insurance companies

         o Electronic commerce application and system architecture development

         o   Data Center services

         o   Technical support services

ENHANCEMENTS/CHANGE CONTROL

Requests for changes and technical assistance will be handled through the IMS' "Systems Development Life Cycle", as referenced in the Agreement. Customer will submit a change request form to the IMS' Account Manager identifying the change or technical assistance required. The IMS Account Manager will develop a Quote Sheet. The Quote Sheet will include initial time, cost estimates and initial yProject Plan. Once approval is received from Customer on the Quote Sheet, the IMS' Systems Analyst will perform design, development, and testing.


TRAINING                                   NO CHANGE FOR THE CYBERCOMP PROGRAM.

To assist in educating the Agents on the use of the Internet interface and the IMS base system, IMS will provide two seminars in the first year of operation each at a single site. After the first year of the Agreement, a single seminar will be provided at the request of Customer. IMS' preferred approach to training is to "train the trainer." IMS anticipates that the Customer field Vice Presidents would most likely be the individuals with whom IMS would train in the above referenced seminars.

In addition to the above referenced training, if Customer chooses to license the Brio(R) reporting tool, IMS will provide additional training services for this product on a time and materials basis.


TECHNICAL SUPPORT                          NO CHANGE FOR THE CYBERCOMP PROGRAM.

CUSTOMER SERVICE HOURS OF OPERATION:

Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Standard Daylight Time. Arrangements can be made to accommodate extended hours of operation. Exclusions from this time are IMS' Corporate Holidays. These holidays are:

         o    New Year's Day

         o    Independence Day

         o    Labor Day

         o    Thanksgiving Day

         o    Day after Thanksgiving

         o    Christmas Eve

         o    Christmas Day

In the event the holiday falls on a weekend IMS will transfer the holiday to a working day prior to or after the holiday.

                        IMS BPO SERVICE STANDARD LEVELS

In accordance with ARTICLE X (A) (D) of the Agreement, the following are the "Service Standard Levels" that are applicable to the Workers Compensation program (Authorized Line of Business):


HOURS OF OPERATION

The commercial lines customer service department will provide service for Customer, its Agents and insureds Monday through Friday 8:00 AM to 8:00 PM, EST.

TELEPHONE SERVICE

IMS will respond to telephone inquiries from Customer Agents and insureds at a Service Level of eighty-five (85%) of all calls answered within twenty-five
(25) seconds or less.

A Meridian Total Service Factor ("TSF") Report will be provided to Customer every Monday (unless that Monday is a IMS corporate holiday, in which case the TSF report will be provided the next Business Day) for the previous weeks call activity.

TSF is calculated by (Calls Answered + Calls Abandoned + Direct Calls In) - (# Answered after threshold * # Abandoned after threshold) x 100 = divide answer by total of first set of ( ).

PROCESSING

The following standards apply to policy processing functions performed by the IMS Operations Center:

         o    Non-electronic Quotes    one (1) Business Days

         o    Cash Receipts            one (1) Business Days

         o    New Business             fourteen (14) Business Days

         o    Renewals                 ten (10) Business Days or within
                                       established state regulatory guidelines, whichever is less

         o    Non-renewals             ten (10) Business Days or within
                                       established state regulatory guidelines, whichever is less

         o    Endorsements             twenty (20) Business Days

         o    Cancellations            ten (10) Business Days

         o    Reinstatements           five (5) Business Days

         o    Audit Billing            twenty (20) Business Days

         o    Correspondence           five (5) Business Days

         o    Bureau Criticisms        fifteen (15) Business Days from IMS'
                                       receipt of the criticism, or as required by the regulatory entity, a response will be provided to regulatory entity


Commission checks will be issued by the fifteenth (15th) calendar day of each month for commission due on policies from the prior month.

REGULATORY CHANGES: Fees to complete Regulatory Changes are included in the Insurance Administration Services pricing. IMS will complete all regulatory changes within the compliance date assuming IMS receives a minimum thirty (30) calendar day prior written notification from Customer. In the event that IMS receives less than thirty (30) calendar days written notification and/or the effort is extraordinary, IMS will make every reasonable effort to complete the changes within the compliance date. Within six (6) months from the effective date of the Agreement, IMS will consult with Customer to identify regulatory changes that affect Customer's business and agree on the process required to comply with the affected changes.

SYSTEM ENHANCEMENTS LESS THAN 40 HOURS: Fees to complete minor enhancements are included within the Insurance Administrative Services pricing. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. Based on signed approval of Detailed Business Requirements, IMS will proceed with completion of the enhancement.

SYSTEM ENHANCEMENTS GREATER THAN 40 HOURS: Fees to complete sizable enhancements are at time and materials rate. An initial scope assessment, with an approximate estimate of hours, will be provided to Customer within ten (10) Business Days from the date IMS receives notification of an enhancement request. For projects greater than two hundred (200) hours, IMS will provide an estimate at the completion of Detailed Business Requirements and give Customer the option of a "fixed" price project. In either case, IMS will proceed based on signed approval of Detailed Business Requirements.

DATA CENTER

IMS' Data Center goal for "up time" is 99%. It is IMS' goal to provide this standard for Customer.

The system availability is from 4:00 AM - 2:00 AM EST (22 hours).

NOTE: ALL SERVICE STANDARD LEVELS ARE MEASURED IN BUSINESS DAYS (UNLESS OTHERWISE NOTED IN THE EXHIBIT) FROM THE DATE AN ERROR FREE INTERNET TRANSACTION OR MAILED-IN OR FAXED DOCUMENT IS RECEIVED.

                                   APPENDIX A

                       BUSINESS OWNERS STATE ROLL-OUT PLAN

              NOTE: Dates will be adjusted based on the start time*













































* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   APPENDIX B

                          UMBRELLA STATE ROLL-OUT PLAN

             NOTE: Dates will be adjusted based on the start time*



















* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   APPENDIX C

                      WORKERS' COMPENSATION ROLL-OUT PLAN

             NOTE: Dates will be adjusted based on the start time*




























* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   APPENDIX D

                            CYBERCHOICE (BOP) PROGRAM

1.       INTERNET FEATURE REQUIREMENTS:

         o   Access and Data Security

         o   Quote Process

         o   User Controlled Editing to Establish Distinct Underwriting
             Rules

         o   Internet Renewal

         o   Internet Endorsement Process

         o On Line Clearing and Reserving of new accounts through the Customer's Clearance System

         o   Loss Runs

         o   Installment Invoice

         o Underwriting Data Validation Interfaces (ISO, Marshall Swift, Hartford Steam)

2.       ACTUARIAL & COMPLIANCE REQUIREMENTS:

         o   Loading of Rate Files

         o   Use of  Customer Rates/Loss Cost Multipliers

         o   Compliance of Statutory Reporting

         o Support state-specific calls based on the data provided through FARE.

         o   Quarterly Catastrophe Modeling Interface

3.       FINANCIAL & ACCOUNTING REQUIREMENTS:

         o   Cash Processing (EFT, Credit Card, ACH Debit)

         o   Receivables Processing

         o   Premium and Commissions Accounting

         o   Generation of Commission Statements and Checks

         o   Internet Premium Finance Quoting interface

         o Monthly transmission of Premiums, Claims and Reinsurance activity to FARE

         o   Weekly Production Reporting System

4.       UNDERWRITING REQUIREMENTS:

         o   Cancellation Processing

         o   Reinsurance Processing

         o Exception Processing guidelines for submissions that fall outside the underwriting guidelines

5.       CLAIMS REQUIREMENTS:

         o   Claims Data Management

         o   Aggregate Claims Tracking

         o   On Line access to policy coverage information to the claims
             TPA's

         o   Data for calculating claims TPA's processing fees

6.       AGENCY/AUDIT/LOSS CONTROL REQUIREMENTS:

         o   Agency Management Reporting

         o   Audit/Inspection Processing/Vendor Management

         o   Standard Reports currently available from IMS

7.       INFRASTRUCTURE REQUIREMENTS:

         o   Data Communications Line connecting Customer to IMS' network

         o   Ad Hoc Reporting Tool and Data Warehouse

         o Agency and Insured data interfaces to the Point Click and Bind portal system

         o   Testing of All Functions with Customer's Data

         o Controlled Environment with Customer Approval and Sign-Off of Test Results

         o   Document Packaging

         o   Use of Customer's Company Specific Policy Forms

         o   Customized Output with Customer Specific Logo on Forms


                           COMMERCIAL UMBRELLA PROGRAM

1.       INTERNET FEATURE REQUIREMENTS:

         o   Access and Data Security

         o   Quote Process

         o   User Controlled Editing to Establish Distinct Underwriting
             Rules

         o   Internet Renewal

         o   Internet Endorsement Process

         o On Line Clearing and Reserving of new accounts through the Customer's Clearance System

         o   Loss Runs

         o   Installment Invoice

2.       ACTUARIAL & COMPLIANCE REQUIREMENTS:

         o   Loading of Rate Files

         o   Use of Customer's Rates/Loss Cost Multipliers

3.       FINANCIAL & ACCOUNTING REQUIREMENTS:

         o   Cash Processing (EFT, Credit Card, ACH Debit)

         o   Receivables Processing

         o   Premium and Commissions Accounting

         o   Generation of Commission Statements and Checks

         o   Internet Premium Finance Quoting interface

         o Monthly Premium Interface to Wins, for satisfying FARE requirements

         o   Weekly Production Reporting System

4.       UNDERWRITING REQUIREMENTS:

         o   Cancellation Processing

         o   Reinsurance Processing

         o Exception Processing guidelines for submissions that fall outside the underwriting guidelines

5.       CLAIMS REQUIREMENTS:

         o Monthly Interface to Wins, for satisfying policy coverage information to claims TPAS

6.       AGENCY/AUDIT/LOSS CONTROL REQUIREMENTS:

         o   Agency Management Reporting

         o   Standard Reports currently available from IMS

7.       INFRASTRUCTURE REQUIREMENTS:

         o   Ad Hoc Reporting Tool and Data Warehouse

         o Agency and Insured data interfaces to the Point Click and Bind portal system 0

         o   Testing of All Functions with Customer's Data

         o Controlled Environment with Customer's Approval and Sign-Off of Test Results

         o   Document Packaging

         o   Use of Customer's Company Specific Policy Forms

         o   Customized Output with Customer Specific Logo on Forms

                          WORKERS COMPENSATION PROGRAM

1.       INTERNET FEATURE REQUIREMENTS:

         o   Access and Data Security

         o   Quote Process

         o   User Controlled Editing to Establish Distinct Underwriting
             Rules

         o   Internet Renewal

         o   Internet Endorsement Process

         o On Line Clearing and Reserving of new accounts through the Customer's Clearance System

         o   Loss Runs

         o   Installment Invoice

         o   Dividend Plan  Rules

2.       ACTUARIAL & COMPLIANCE REQUIREMENTS:

         o   Loading of Rate Files

         o   Use of  Customer's Rates/Loss Cost Multipliers

         o   Compliance of Statutory Reporting

         o Support state-specific calls based on the data provided through FARE.

3.       FINANCIAL & ACCOUNTING REQUIREMENTS:

         o   Cash Processing (EFT, Credit Card, ACH Debit)

         o   Receivables Processing

         o   Premium and Commissions Accounting

         o   Generation of Commission Statements and Checks

         o   Internet Premium Finance Quoting interface

         o   Automated Payroll Payment interface

         o Monthly transmission of Premiums, Claims and Reinsurance activity to FARE

         o   Weekly Production Reporting System

         o   Dividend Deferral Process

4.       UNDERWRITING REQUIREMENTS:

         o   Cancellation Processing

         o   Reinsurance Processing

         o Exception Processing guidelines for submissions that fall outside the underwriting guidelines

         o   Underwriting Account Data Validation Interfaces (NCCI, ETC.)

5.       CLAIMS REQUIREMENTS:

         o   Claims Data Management

         o   On Line access to policy coverage information to the claims
             TPA's

         o   Data for calculating claims TPA's processing fees

6.       AGENCY/AUDIT/LOSS CONTROL REQUIREMENTS:

         o   Agency Management Reporting

         o   Audit/Inspection Processing/Vendor Management

         o   Standard Reports currently available from IMS

7.       INFRASTRUCTURE REQUIREMENTS:

         o   Ad Hoc Reporting Tool and Data Warehouse

         o Agency and Insured data interfaces to the Point Click and Bind portal system

         o   Testing of All Functions with Customer's Data

         o Controlled Environment with Customer's Approval and Sign-Off of Test Results

         o   Document Packaging

         o   Use of Customer's Company Specific Policy Forms

         o   Customized Output with Customer Specific Logo on Forms

                                   APPENDIX E

                      CUSTOMER'S REQUIREMENTS DOCUMENTATION

CUSTOMER'S CYBERCOMP (WC) REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide access to Reliance National's Partner Connections website
--------------------------------------------------------------------------------
2 Provide current WC underwriting procedures and workflows (new business, renewals, endorsements, quoting)
--------------------------------------------------------------------------------
3 Provide current WC accounting procedures and workflows (Audit processing, Billing/collections, commission processing, reinsurance)
--------------------------------------------------------------------------------
4        Provide proposed Claims TPA interface file layout
--------------------------------------------------------------------------------
5        Provide coverage verification data requirements
--------------------------------------------------------------------------------
6        Provide TPA fee calculation data requirements
--------------------------------------------------------------------------------
7        Provide Clearance file layout requirements
--------------------------------------------------------------------------------
8        Provide FARE file layout requirements
--------------------------------------------------------------------------------
9        Provide Underwriting rules and guidelines by state
--------------------------------------------------------------------------------
10       Provide CyberComp specific forms
--------------------------------------------------------------------------------
11       Provide data dump from existing WC system
--------------------------------------------------------------------------------
12       Provide WC Claims TPA data management procedures and workflow
--------------------------------------------------------------------------------
13       Provide management reporting requirements w/data definitions for required data
--------------------------------------------------------------------------------
14       Provide current Audit processing workflows and procedures
--------------------------------------------------------------------------------
15       Provide Underwriting workflow and procedures
--------------------------------------------------------------------------------
16       Provide TPA selection criteria and data requirements for TPA monthly report
--------------------------------------------------------------------------------
17       Provide Dividend processing report formats
--------------------------------------------------------------------------------
18       Provide Endorsement pages for Dividend plans
--------------------------------------------------------------------------------
19       Provide copies of the dividend disclosure statements for all 10 dividend states
--------------------------------------------------------------------------------
20       Provide multi-state processing requirements for dividend processing
--------------------------------------------------------------------------------
21       Provide mailing of receipients copies specifications
--------------------------------------------------------------------------------
22       Decide if the 1st of each month is acceptable for installment due dates
--------------------------------------------------------------------------------
23       Provide requirements for self reporting/CRI interface
--------------------------------------------------------------------------------
24       Provide requirements for dividend referrals
--------------------------------------------------------------------------------
25       Provide requirements for setting up sub-producers via Kokopelli or manual
--------------------------------------------------------------------------------
26       Provide requirements for premium finance interface
--------------------------------------------------------------------------------
27 Provide requirements on need to differentiate primary and secondary state licenses.
--------------------------------------------------------------------------------
28       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

CUSTOMER CYBERCHOICE (BOP) REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide underwriting manuals and guidelines
--------------------------------------------------------------------------------
2        Identify state forms refiling requirements for OCR lines being added
--------------------------------------------------------------------------------
3        Provide state specific and generic filed forms
--------------------------------------------------------------------------------
4        Provide copy of Reliance Stat Plan
--------------------------------------------------------------------------------
5        Annual statement line by coverage
--------------------------------------------------------------------------------
6        Binding requirements
--------------------------------------------------------------------------------
7        Standard Anti-Fraud wording
--------------------------------------------------------------------------------
8        Endorsement business rules and processing
--------------------------------------------------------------------------------
9        Cancellation business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
10       Reinstatement business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
11       Audit business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
12       Inspection business rules and processing
--------------------------------------------------------------------------------
13       Provide Cyberbop specific requirements for standard forms and distribution
--------------------------------------------------------------------------------
14 Determine legality issues surrounding imaging of documents and destroying original
--------------------------------------------------------------------------------
15 Provide data requirements for any data not captured in the 15 file layouts used by Brio
--------------------------------------------------------------------------------
16       Provide Loss runs data requirements
--------------------------------------------------------------------------------
17       Provide RMS CAT model file layout
--------------------------------------------------------------------------------
18       Provide TSF calculation for phone service standards monitoring
--------------------------------------------------------------------------------
19       Provide service standards for system changes
--------------------------------------------------------------------------------
20       Provide state specific requirements for credit card processing
--------------------------------------------------------------------------------
21       Provide commission processing requirements
--------------------------------------------------------------------------------
22       Provide FARE interface file layout
--------------------------------------------------------------------------------
23       Provide Claims interface file layout
--------------------------------------------------------------------------------
24       Provide Claims coverage verification requirements
--------------------------------------------------------------------------------
25       Provide Clearance file layout requirements
--------------------------------------------------------------------------------
26       Provide TPA selection criteria and data requirements for TPA monthly report
--------------------------------------------------------------------------------
27       Research development of combined billing for BOP and Umbrella
--------------------------------------------------------------------------------
28       Provide documentation for schedule rating guidelines required by state
--------------------------------------------------------------------------------
29       Determine capability of printing policy in agents office and/or email to agent
--------------------------------------------------------------------------------
30       Provide mapping for zip code, region, territory for inflation guard
--------------------------------------------------------------------------------
31       Provide list of states that IMS has experienced difficulties with filing forms
--------------------------------------------------------------------------------
32       Provide rating algorithm and worksheets
--------------------------------------------------------------------------------
33       Research possibility of combining all products through document packaging
--------------------------------------------------------------------------------
34       Provide screen mock ups with field mapping along with underwriting edits
--------------------------------------------------------------------------------
35       Research feasibility of prohibiting binding of risks in areas under a moritirum
--------------------------------------------------------------------------------
36       Research commission level down to a class code level
--------------------------------------------------------------------------------
37       Provide IMS implementation timeframe for field specific on-line documentation
--------------------------------------------------------------------------------
38 Provide Renewal business rules and processing include mini and 3 yr template rules
--------------------------------------------------------------------------------
39       Provide class code mapping from Reliance codes to ISO to statistical
--------------------------------------------------------------------------------
40       Provide zip code to Reliance territory to ISO territory.
--------------------------------------------------------------------------------
41       Provide mapping information for Hartford Steam Boiler
--------------------------------------------------------------------------------
42       Provide business rules and processing for 3 year policies
--------------------------------------------------------------------------------
43       Provide BOP logo to be used on correspondence and screens
--------------------------------------------------------------------------------

44 Provide cover letters for policy mailing and matrix for determining which letter to send
--------------------------------------------------------------------------------
45 Determine workflow for providing access to coverage form content for the Claims TPA's
--------------------------------------------------------------------------------
46       Provide file layouts and requirements for Marshall Swift interface
--------------------------------------------------------------------------------
47       Provide quote business rules and processing
--------------------------------------------------------------------------------
48       Research capability of credit card processing via Kokopelli front end
--------------------------------------------------------------------------------
49       Provide copies of cancellation and collection letter forms
--------------------------------------------------------------------------------
50       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

CUSTOMER UMBRELLA REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide state rollout grouping
--------------------------------------------------------------------------------
2        Identify state forms refiling requirements for OCR lines being added
--------------------------------------------------------------------------------
3        Provide underwriting rules and guidelines
--------------------------------------------------------------------------------
4        Provide state specific and generic filed forms
--------------------------------------------------------------------------------
5        Provide Reliance class code listing
--------------------------------------------------------------------------------
6        Annual statement line of business by coverage
--------------------------------------------------------------------------------
7        Binding requirements and workflow
--------------------------------------------------------------------------------
8        Standard Anti-Fraud wording
--------------------------------------------------------------------------------
9        Endorsement business rules and workflow
--------------------------------------------------------------------------------
10       Cancellation business rules and workflow
--------------------------------------------------------------------------------
11       Reinstatement business rules and workflow
--------------------------------------------------------------------------------
12       Renewal business rules and workflow
--------------------------------------------------------------------------------
13       Validate bureau reporting requirements for ISO BOP underlying coverages
--------------------------------------------------------------------------------
14       Confirm required underlying limits for Auto liability - CSL
--------------------------------------------------------------------------------
15       Provide example of A Rate form
--------------------------------------------------------------------------------
16 Provide special data capture requirements for Incidential Professional Coverages
--------------------------------------------------------------------------------
17       Provide requirements for TBD policy dates on underlying policy information
--------------------------------------------------------------------------------
18 Determine legality issues surrounding imaging of documents and destroying original
--------------------------------------------------------------------------------
19       Provide TSF calculation for phone service standards monitoring
--------------------------------------------------------------------------------
20       Provide service standards for system changes
--------------------------------------------------------------------------------
21 Provide data requirements for any data not captured in the 15 file layouts used by Brio
--------------------------------------------------------------------------------
22       Provide state specific requirements for credit card processing
--------------------------------------------------------------------------------
23       Provide FARE interface requirements
--------------------------------------------------------------------------------
24       Provide Clearance file layout requirements
--------------------------------------------------------------------------------
25       Provide commission processing requirements
--------------------------------------------------------------------------------
26       Determine capability of printing policy in agents office and/or email to agent
--------------------------------------------------------------------------------
27       Provide list of states that IMS has experienced difficulties with filing forms
--------------------------------------------------------------------------------
28       Research possibility of combining all products through document packaging
--------------------------------------------------------------------------------
29       Research feasibility of prohibiting binding of risks in areas under a moritirum
--------------------------------------------------------------------------------
30       Research commission level down to a class code level
--------------------------------------------------------------------------------
31       Provide IMS implementation timeframe for field specific on-line documentation
--------------------------------------------------------------------------------
32       Provide copies of cancellation and cancellation letter forms
--------------------------------------------------------------------------------
33       Provide quote business rules and processing
--------------------------------------------------------------------------------
34       Provide Logos for correspondence and screens
--------------------------------------------------------------------------------
35       Provide rules for handling inforce business once IMS product live
--------------------------------------------------------------------------------
36       Provide decision on whether WINS or FARE interface will be used
--------------------------------------------------------------------------------
37       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

                                   APPENDIX E

                      CUSTOMER'S REQUIREMENTS DOCUMENTATION


CUSTOMER'S CYBERCOMP (WC) REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide access to Reliance National's Partner Connections website
--------------------------------------------------------------------------------
2 Provide current WC underwriting procedures and workflows (new business, renewals, endorsements, quoting)
--------------------------------------------------------------------------------
3 Provide current WC accounting procedures and workflows (Audit processing, Billing/collections, commission processing, reinsurance)
--------------------------------------------------------------------------------
4        Provide proposed Claims TPA interface file layout
--------------------------------------------------------------------------------
5        Provide coverage verification data requirements
--------------------------------------------------------------------------------
6        Provide TPA fee calculation data requirements
--------------------------------------------------------------------------------
7        Provide Clearance file layout requirements
--------------------------------------------------------------------------------
8        Provide FARE file layout requirements
--------------------------------------------------------------------------------
9        Provide Underwriting rules and guidelines by state
--------------------------------------------------------------------------------
10       Provide CyberComp specific forms
--------------------------------------------------------------------------------
11       Provide data dump from existing WC system
--------------------------------------------------------------------------------
12       Provide WC Claims TPA data management procedures and workflow
--------------------------------------------------------------------------------
13       Provide management reporting requirements w/data definitions for required data
--------------------------------------------------------------------------------
14       Provide current Audit processing workflows and procedures
--------------------------------------------------------------------------------
15       Provide Underwriting workflow and procedures
--------------------------------------------------------------------------------
16       Provide TPA selection criteria and data requirements for TPA monthly report
--------------------------------------------------------------------------------
17       Provide Dividend processing report formats
--------------------------------------------------------------------------------
18       Provide Endorsement pages for Dividend plans
--------------------------------------------------------------------------------
19       Provide copies of the dividend disclosure statements for all 10 dividend states
--------------------------------------------------------------------------------
20       Provide multi-state processing requirements for dividend processing
--------------------------------------------------------------------------------
21       Provide mailing of receipients copies specifications
--------------------------------------------------------------------------------
22       Decide if the 1st of each month is acceptable for installment due dates
--------------------------------------------------------------------------------
23       Provide requirements for self reporting/CRI interface
--------------------------------------------------------------------------------
24       Provide requirements for dividend referrals
--------------------------------------------------------------------------------
25       Provide requirements for setting up sub-producers via Kokopelli or manual
--------------------------------------------------------------------------------
26       Provide requirements for premium finance interface
--------------------------------------------------------------------------------
27 Provide requirements on need to differentiate primary and secondary state licenses.
--------------------------------------------------------------------------------
28       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

CUSTOMER CYBERCHOICE (BOP) REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide underwriting manuals and guidelines
--------------------------------------------------------------------------------
2        Identify state forms refiling requirements for OCR lines being added
--------------------------------------------------------------------------------
3        Provide state specific and generic filed forms
--------------------------------------------------------------------------------
4        Provide copy of Reliance Stat Plan
--------------------------------------------------------------------------------
5        Annual statement line by coverage
--------------------------------------------------------------------------------
6        Binding requirements
--------------------------------------------------------------------------------
7        Standard Anti-Fraud wording
--------------------------------------------------------------------------------
8        Endorsement business rules and processing
--------------------------------------------------------------------------------
9        Cancellation business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
10       Reinstatement business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
11       Audit business rules and processing - Same as Workers Comp
--------------------------------------------------------------------------------
12       Inspection business rules and processing
--------------------------------------------------------------------------------
13       Provide Cyberbop specific requirements for standard forms and distribution
--------------------------------------------------------------------------------
14 Determine legality issues surrounding imaging of documents and destroying original
--------------------------------------------------------------------------------
15 Provide data requirements for any data not captured in the 15 file layouts used by Brio
--------------------------------------------------------------------------------
16       Provide Loss runs data requirements
--------------------------------------------------------------------------------
17       Provide RMS CAT model file layout
--------------------------------------------------------------------------------
18       Provide TSF calculation for phone service standards monitoring
--------------------------------------------------------------------------------
19       Provide service standards for system changes
--------------------------------------------------------------------------------
20       Provide state specific requirements for credit card processing
--------------------------------------------------------------------------------
21       Provide commission processing requirements
--------------------------------------------------------------------------------
22       Provide FARE interface file layout
--------------------------------------------------------------------------------
23       Provide Claims interface file layout
--------------------------------------------------------------------------------
24       Provide Claims coverage verification requirements
--------------------------------------------------------------------------------
25       Provide Clearance file layout requirements
--------------------------------------------------------------------------------
26       Provide TPA selection criteria and data requirements for TPA monthly report
--------------------------------------------------------------------------------
27       Research development of combined billing for BOP and Umbrella
--------------------------------------------------------------------------------
28       Provide documentation for schedule rating guidelines required by state
--------------------------------------------------------------------------------
29       Determine capability of printing policy in agents office and/or email to agent
--------------------------------------------------------------------------------
30       Provide mapping for zip code, region, territory for inflation guard
--------------------------------------------------------------------------------
31       Provide list of states that IMS has experienced difficulties with filingmforms
--------------------------------------------------------------------------------
32       Provide rating algorithm and worksheets
--------------------------------------------------------------------------------
33       Research possibility of combining all products through document packaging
--------------------------------------------------------------------------------
34       Provide screen mock ups with field mapping along with underwriting edits
--------------------------------------------------------------------------------
35       Research feasibility of prohibiting binding of risks in areas under a moritirum
--------------------------------------------------------------------------------
36       Research commission level down to a class code level
--------------------------------------------------------------------------------
37       Provide IMS implementation timeframe for field specific on-line documentation
--------------------------------------------------------------------------------
38 Provide Renewal business rules and processing include mini and 3 yr template rules
--------------------------------------------------------------------------------
39       Provide class code mapping from Reliance codes to ISO to statistical
--------------------------------------------------------------------------------
40       Provide zip code to Reliance territory to ISO territory.
--------------------------------------------------------------------------------
41       Provide mapping information for Hartford Steam Boiler
--------------------------------------------------------------------------------
42       Provide business rules and processing for 3 year policies
--------------------------------------------------------------------------------
43       Provide BOP logo to be used on correspondence and screens
--------------------------------------------------------------------------------

44 Provide cover letters for policy mailing and matrix for determining which letter to send
--------------------------------------------------------------------------------
45 Determine workflow for providing access to coverage form content for the Claims TPA's
--------------------------------------------------------------------------------
46       Provide file layouts and requirements for Marshall Swift interface
--------------------------------------------------------------------------------
47       Provide quote business rules and processing
--------------------------------------------------------------------------------
48       Research capability of credit card processing via Kokopelli front end
--------------------------------------------------------------------------------
49       Provide copies of cancellation and collection letter forms
--------------------------------------------------------------------------------
50       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

CUSTOMER UMBRELLA REQUIREMENTS DOCUMENTATION

--------------------------------------------------------------------------------
ITEM #   ITEM DESCRIPTION
--------------------------------------------------------------------------------
1        Provide state rollout grouping
--------------------------------------------------------------------------------
2        Identify state forms refiling requirements for OCR lines being added
--------------------------------------------------------------------------------
3        Provide underwriting rules and guidelines
--------------------------------------------------------------------------------
4        Provide state specific and generic filed forms
--------------------------------------------------------------------------------
5        Provide Reliance class code listing
--------------------------------------------------------------------------------
6        Annual statement line of business by coverage
--------------------------------------------------------------------------------
7        Binding requirements and workflow
--------------------------------------------------------------------------------
8        Standard Anti-Fraud wording
--------------------------------------------------------------------------------
9        Endorsement business rules and workflow
--------------------------------------------------------------------------------
10       Cancellation business rules and workflow
--------------------------------------------------------------------------------
11       Reinstatement business rules and workflow
--------------------------------------------------------------------------------
12       Renewal business rules and workflow
--------------------------------------------------------------------------------
13       Validate bureau reporting requirements for ISO BOP underlying coverages
--------------------------------------------------------------------------------
14       Confirm required underlying limits for Auto liability - CSL
--------------------------------------------------------------------------------
15       Provide example of A Rate form
--------------------------------------------------------------------------------
16 Provide special data capture requirements for Incidential Professional Coverages
--------------------------------------------------------------------------------
17       Provide requirements for TBD policy dates on underlying policy information
--------------------------------------------------------------------------------
18 Determine legality issues surrounding imaging of documents and destroying original
--------------------------------------------------------------------------------
19       Provide TSF calculation for phone service standards monitoring
--------------------------------------------------------------------------------
20       Provide service standards for system changes
--------------------------------------------------------------------------------
21 Provide data requirements for any data not captured in the 15 file layouts used by Brio
--------------------------------------------------------------------------------
22       Provide state specific requirements for credit card processing
--------------------------------------------------------------------------------
23       Provide FARE interface requirements
--------------------------------------------------------------------------------
24       Provide Clearance file layout requirements
--------------------------------------------------------------------------------
25       Provide commission processing requirements
--------------------------------------------------------------------------------
26       Determine capability of printing policy in agents office and/or email to agent
--------------------------------------------------------------------------------
27       Provide list of states that IMS has experienced difficulties with filing forms
--------------------------------------------------------------------------------
28       Research possibility of combining all products through document packaging
--------------------------------------------------------------------------------
29       Research feasibility of prohibiting binding of risks in areas under a moritirum
--------------------------------------------------------------------------------
30       Research commission level down to a class code level
--------------------------------------------------------------------------------
31       Provide IMS implementation timeframe for field specific on-line documentation
--------------------------------------------------------------------------------
32       Provide copies of cancellation and cancellation letter forms
--------------------------------------------------------------------------------
33       Provide quote business rules and processing
--------------------------------------------------------------------------------
34       Provide Logos for correspondence and screens
--------------------------------------------------------------------------------
35       Provide rules for handling inforce business once IMS product live
--------------------------------------------------------------------------------
36       Provide decision on whether WINS or FARE interface will be used
--------------------------------------------------------------------------------
37       Provide Reinsurance Treaty Rules
--------------------------------------------------------------------------------

                                   APPENDIX F

               IMS SYSTEMS ENHANCEMENT LIQUIDATED DAMAGES SCHEDULE


                                    Liquidated   Liquidated      Liquidated     Liquidated    Liquidated      Liquidated
    Project Size         Grace       Damages       Damages         Damages        Damages       Damages        Damages
   (Time & Cost)        Period       per day       per day         per day        per day       per day        per day
                        (weeks)     1 wk late    2 wks late      3 wks late     4 wks late    5 wks late     >5 wks late

------------------------------------------------------------------------------------------------------------------------
 < 4 wks, > $___*___      ONE          ___*___      ___*___          ___*___
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 4-8 wks, > $___*___      ONE          ___*___      ___*___          ___*___        ___*___
 4-8 wks, > $___*___      TWO          n/a          ___*___          ___*___        ___*___       ___*___       ___*___
 4-8 wks, > $___*___     THREE         n/a           n/a             ___*___        ___*___       ___*___       ___*___
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
8-16 wks, > $___*___      TWO          n/a          ___*___          ___*___        ___*___       ___*___       ___*___
8-16 wks, > $___*___     THREE         n/a           n/a             ___*___        ___*___       ___*___       ___*___
8-16 wks, > $___*___      FOUR         n/a           n/a             n/a            ___*___       ___*___       ___*___
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
> 16 wks, > $___*___      TWO          n/a          ___*___          ___*___        ___*___       ___*___       ___*___
> 16 wks, > $___*___     THREE         n/a           n/a             ___*___        ___*___       ___*___       ___*___
> 16 wks, > $___*___      FOUR         n/a           n/a             n/a            ___*___       ___*___       ___*___
> 16 wks, > $___*___      FIVE         n/a           n/a             n/a            n/a           ___*___       ___*___
------------------------------------------------------------------------------------------------------------------------

                     A week is defined as five Business Days
       Maximum Liquidated Damages amount is ___*___ of Total Project Cost
                Maximum One Week liquidated damages is $___*___



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   APPENDIX G

                   IMS SYSTEMS ENHANCEMENT EXTENSION SCHEDULE


                            DELAY IN THE DELIVERY OF DOCUMENTATION, DATA AND/OR INFORMATION:
    Project Size            Received      Received      Received       Received      Received
    (Time & Cost)            within        within        within         within     greater than

                             1 week       2 weeks       3 weeks      4 weeks         5 weeks
                           after due     after due     after due     after due      after due
                              date          date          date       date              date

------------------------------------------------------------------------------------------------
 < 4 wks, > $___*___          ___*___       ___*___       ___*___        ___*___
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
 4-8 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
 4-8 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
 4-8 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 8-16 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
 8-16 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
 8-16 wks, > $___*___          ___*___       ___*___       ___*___        ___*___       ___*___
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 > 16 wks, > $___*___      No impact     No impact         ___*___        ___*___       ___*___
 > 16 wks, > $___*___      No impact         ___*___       ___*___        ___*___       ___*___
 > 16 wks, > $___*___      No impact         ___*___       ___*___        ___*___       ___*___
 > 16 wks, > $___*___      No impact         ___*___       ___*___        ___*___       ___*___
------------------------------------------------------------------------------------------------

A week is defined as five Business Days

The specified % shall be multiplied times the number of Business Days that the documentation, data and/or information was delivered late and the total shall equal the number of Business Days that the due date for the System Enhancement Project is extended.

EXAMPLE: Necessary data or Information is received from CyberComp ___*___ Business Days late on a (> ___*___ week project that is >$___*___) System Enhancement Project. Therefore, IMS shall be given an ___*___ additional Business Days (___*___ Business Days = ___*___ Business Days) in which to complete the System Enhancement Project.



* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                   APPENDIX H

                         SYSTEMS DEVELOPMENT LIFE CYCLE

IMS will utilize the Systems Development Life Cycle ("SDLC") and the appropriate phase specific processes as defined herein to accomplish and complete all of the tasks ("Task") delineated within the Rollout Plans (contained within Appendices A, B and C), in accordance with the Specifications, and to complete any System Enhancement Project authorized pursuant to Article XIII of the Agreement. The SDLC will identify the appropriate phase level activities and deliverables that would be recommended prior to completing a Task delineated within a Rollout Plan.

Phase reviews will be conducted at major project milestones or checkpoints defined by the Customer and IMS. At that time, both Customer and IMS will have the opportunity to review the status of the project, consider alternative opportunities, resolve outstanding issues, and verify the accuracy of the existing estimates.

Customer accepts responsibility for signing off at the completion of a Task delineated within a Rollout Plan before proceeding to next specified Task delineated within that Rollout Plan, and IMS and Customer shall assure that resources required for the next phase are committed and available.

Specifically, if IMS deems that a Rollout Plan Task has been properly completed by IMS, in accordance with the Specifications and the SDLC, and is ready for live production, IMS shall provide the Customer Liaison a written notice ("Completion Notice") that it has completed the specified Task and IMS shall provide Customer with all relevant test results. Customer will then have a reasonable amount of time following the date of the Completion Notice within which to test the Task for acceptance purposes.

Customer shall exercise good faith in promptly testing and accepting IMS' completion of each Task within the Rollout Plan prior to moving that completed Task to live production. IMS shall cooperate with Customer, upon request, in its testing of any completed Task. If Customer determined that a completed Task contains defects ("Defects"), IMS shall make a good faith effort to correct any Defects within a reasonable amount of time of being notified by Customer.

Customer shall provide IMS with written approval ("Acceptance Notice") of its acceptance of each Task within the Rollout Plan if such task is in substantial compliance with all material requirements in accordance with the System Development Life Cycle and the Specifications. Acceptance of the Task by Customer shall not be deemed to waive any of IMS' warranties or Customer and IMS' other remedies as may be provided in the Agreement. Further, by definition, the completion and acceptance of each task delineated within the Rollout Plan also includes the completion and acceptance of the integration of each new task with previously completed, accepted and deployed rollout Plan task.

For the purpose of accurate auditing, Customer agrees that all communication for requesting specification changes within the Task delineated within the Rollout Plan will be made to the Account Manager in writing and will not be directed to any other member of the IMS project team.

The Account Manager will evaluate requested changes to specifications and discuss the impact of the changes with the Customer Liaison. The Account Manager will define, in writing, any estimates which will result in a cost overrun, a delay to a Rollout Plan milestone or an adjustment to resource assignments. The written adjustments will be presented to Customer for acceptance and approval by Customer.

DELIVERABLES

Phase I - Analysis

Phase I SDLC is the analysis phase and is the most crucial part of the systems development methodology. The focus of this phase is on defining business events and the overall business processes that drive those events.

To collect this information, IMS project team members will chair information-gathering meetings, with the appropriate Customer counterparts, to gather relevant business requirements. The deliverable, called the Detailed Business Requirements ("DBR") document shall contain all collected information required to complete a Task delineated within a Rollout Plan and shall be written without any technical assumptions.

Phase II - Design

Phase II of the SDLC is the design phase. The DBR produced in Phase I will functionally describe the system to be designed and will be used as a basis to compile a technical design. In this task, a set of guidelines shall be developed to ensure the application interaction procedures are consistently designed, are as re-usable as possible and are tailored to the technology environments within which they are to be implemented. The deliverable from this phase, called the Technical Design Specifications ("TDR"), shall be used to perform all development/enhancement tasks required to meet the DBR.

Phase III - Development and Unit / Integration Testing

Phase III of the SDLC is the development and unit / integration testing phase of all executables of the application-databases, screens, programs, control libraries, transaction definitions and to generate the physical design and implementation of the database.

All components and aspects of the application will be tested to ensure all DBR have been met. At this stage, smaller components will be tested to ensure they are free from defects prior to integration with larger modules of the development package and prior to quality assurance testing procedures in the next phase. The main deliverables from this phase are the tested program modules that will be required for systems and quality assurance testing for the next phase.

Phase IV - Integration Testing, Quality Assurance (QA) Review and System Testing

In this phase, system integrity and functional testing of the application shall be conducted by the IMS (Quality Assurance team) prior to moving the system into the IMS Model Office. This process will continue through elimination of all defects by testing application integrity and validating all functions by quality assurance prior to releasing to IMS Model Office.

Phase V - Model Office Testing

The purpose of this phase is to test and verify all objectives defined in the DBR. Test plans shall be developed to test various possible scenarios and to test the application utilizing the IMS Model Office environment and resources. These testing components are comprised of the following:

         o Security testing will verify all security requirements and issues are resolved.

         o Compatibility and conversion testing will verify the system is compatible with other systems' architecture and any conversion process from other systems' architecture works properly.

         o Performance testing will be performed to verify that customer specific and all modules meet all performance standards.

         o Recovery testing will also be performed to verify that the system meets any program-defined error recovery standards.

         o Procedural testing encompasses any human procedure for which this automation is a part of, and will be tested so that the whole of the procedure remains intact.

         o Installability testing will verify that the system can be installed across the range of platforms for which it is intended, most specifically, the internet components.

         o Volume testing and stress testing will be performed to verify that the system can handle the anticipated workload and that the system performs within standards under peak loads.

Phase VI - Deployment

Phase VI of the SDLC is deployment of the application following the successful completion of IMS Model Office testing. At this stage, any data conversion required will be implemented as well as the installation of hardware/software systems required to meet the project objectives. The implementation can take the form of a phased rollout based on customer and product requirements and as a result, the deployment phase may be performed more than once. The main deliverable for this phase is the Deployed System.

Upon completion of Phase VI, for each particular Task within the Rollout Plan, IMS shall deliver to the Customer Liaison a Completion Notice as specified above.